                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:    November 30, 2005
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                                                  hours per response....... 5.0
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5857
                                  ---------------------------------------------

                               CMG Fund Trust
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        One Financial Center, Boston, Massachusetts              02111
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                             Jean S. Loewenberg, Esq.
                         Columbia Management Group, Inc.
                               One Financial Center
                                 Boston, MA 02111
-------------------------------------------------------------------------------
                       (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-426-3750
                                                   ----------------------------

Date of fiscal year end: October 31, 2003
                        --------------------------
Date of reporting period: April 30, 2003
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

[COLUMBIA MANAGEMENT GROUP LOGO]

A FLEETBOSTON FINANCIAL COMPANY

CMG SMALL CAP FUND
CMG SMALL/MID CAP FUND
CMG INTERNATIONAL STOCK FUND
PORTFOLIOS OF CMG FUND TRUST


SEMIANNUAL REPORT
APRIL 30, 2003

                                                    NOT FDIC    MAY LOSE VALUE
ADVISED BY COLUMBIA MANAGEMENT ADVISORS, INC.        INSURED   NO BANK GUARANTEE

                               CMG SMALL CAP FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

We are pleased to provide you with an investment review of the CMG Small Cap Fund. The fund returned 8.72% for the six-month period ended April 30, 2003. The fund performed better than the Russell 2000 Index and the Russell 2000 Growth Index, which returned 7.55% and 7.68%, respectively, for the same period. The fund benefited from a rebound in small-cap stocks and positive stock selection across all sectors.

Small-cap stocks made a strong comeback during the period, despite a volatile market environment. Last fall, the market rallied, with small-cap names leading the way. Small caps then declined in the months leading up to war with Iraq and were further weighed down by growing pessimism related to SARS, North Korea and a weak US economy. However, a swift end to the war, better-than-expected first quarter earnings and renewed hope of economic improvement triggered a strong spring stock market rebound that again buoyed small-cap stocks. During this reporting period, growth stocks edged out value stocks.

The fund's best relative gains came from the industrial sector, where educational stocks, as well as construction and engineering firms, rallied on strong end-market demand. Technology, a large sector concentration in the fund, was also up. Our focus was on software companies, which--because they do not have the same overcapacity issues as hardware firms--stand to benefit earlier in an economic recovery. Many of our software stocks did well as business prospects stabilized.

In health care, another large sector in the fund, we focused on health maintenance organizations (HMOs), which benefited from pricing power and growing enrollments, as well as pharmacy benefits managers (PBMs), which contain costs by buying drugs in bulk for member companies. We also owned companies producing and developing specialty and generic pharmaceuticals, which did well as patents on many branded drugs expired and demand for generics increased. Consumer discretionary stocks posted only modest gains for the fund. Within that sector we focused on economically sensitive media stocks, which were weak performers.

We believe that the painful bear market of the past three years may be over. However, valuations are no longer cheap and already reflect expectations for an economic recovery. We envision a choppy market this summer as investors wait for an increase in corporate spending to boost the economy. We expect companies will be more willing to invest in their businesses once they see improved cash flows and better earnings. As it becomes apparent that companies are beginning to meet their earnings forecasts, we will begin to raise our stake in economically sensitive technology stocks and pare back on defensive health care names.

The fund's top ten holdings (as a percentage of net assets) as of April 30, 2003 were:

     HOLDING                                        (%)
     Caremark Rx                                    3.0
     Amphenol                                       2.7
     Education Management                           2.3
     Mid Atlantic Medical Services                  2.0
     First Health Group                             2.0
     Neurocrine Biosciences                         1.9
     Entercom Communications                        1.6
     DaVita                                         1.6
     Harman International Industries                1.5
     Fair, Isaac & Co.                              1.4

We appreciate your continued confidence in the CMG Small Cap Fund.

The Columbia Investment Team
April 30, 2003

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE INVESTMENT RESULTS. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. Total return performance is illustrated for the period ended April 30, 2003.

Investing in small-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings breakdown may change as market conditions change.

[CHART]

GROWTH OF A $10,000 INVESTMENT, APRIL 30, 1993 TO APRIL 30, 2003

              CMG SMALL CAP FUND     RUSSELL 2000         RUSSELL 2000 GROWTH
 4/30/1993         $ 10,000            $ 10,000                 $ 10,000
 5/31/1993         $ 10,530            $ 10,442                 $ 10,599
 6/30/1993         $ 10,694            $ 10,507                 $ 10,624
 7/31/1993         $ 10,816            $ 10,652                 $ 10,731
 8/31/1993         $ 11,603            $ 11,112                 $ 11,245
 9/30/1993         $ 11,735            $ 11,425                 $ 11,616
10/31/1993         $ 11,566            $ 11,719                 $ 11,951
11/30/1993         $ 11,148            $ 11,333                 $ 11,467
12/31/1993         $ 11,662            $ 11,721                 $ 11,920
 1/31/1994         $ 12,097            $ 12,089                 $ 12,237
 2/28/1994         $ 12,040            $ 12,045                 $ 12,184
 3/31/1994         $ 11,542            $ 11,409                 $ 11,434
 4/30/1994         $ 11,556            $ 11,477                 $ 11,451
 5/31/1994         $ 11,490            $ 11,348                 $ 11,196
 6/30/1994         $ 11,181            $ 10,962                 $ 10,714
 7/31/1994         $ 11,261            $ 11,142                 $ 10,867
 8/31/1994         $ 11,737            $ 11,763                 $ 11,665
 9/30/1994         $ 11,871            $ 11,724                 $ 11,716
10/31/1994         $ 12,014            $ 11,678                 $ 11,842
11/30/1994         $ 11,493            $ 11,206                 $ 11,363
12/31/1994         $ 11,860            $ 11,508                 $ 11,632
 1/31/1995         $ 11,573            $ 11,363                 $ 11,396
 2/28/1995         $ 12,093            $ 11,836                 $ 11,921
 3/31/1995         $ 12,427            $ 12,039                 $ 12,270
 4/30/1995         $ 12,553            $ 12,306                 $ 12,456
 5/31/1995         $ 12,748            $ 12,518                 $ 12,619
 6/30/1995         $ 13,504            $ 13,168                 $ 13,488
 7/31/1995         $ 14,328            $ 13,926                 $ 14,539
 8/31/1995         $ 14,533            $ 14,215                 $ 14,718
 9/30/1995         $ 15,037            $ 14,469                 $ 15,021
10/31/1995         $ 14,723            $ 13,822                 $ 14,282
11/30/1995         $ 15,540            $ 14,403                 $ 14,912
12/31/1995         $ 16,175            $ 14,783                 $ 15,243
 1/31/1996         $ 16,167            $ 14,767                 $ 15,116
 2/29/1996         $ 16,909            $ 15,227                 $ 15,806
 3/31/1996         $ 17,180            $ 15,538                 $ 16,119
 4/30/1996         $ 18,821            $ 16,369                 $ 17,356
 5/31/1996         $ 19,969            $ 17,014                 $ 18,247
 6/30/1996         $ 18,758            $ 16,315                 $ 17,061
 7/31/1996         $ 17,168            $ 14,891                 $ 14,978
 8/31/1996         $ 18,399            $ 15,756                 $ 16,086
 9/30/1996         $ 19,539            $ 16,372                 $ 16,914
10/31/1996         $ 19,182            $ 16,120                 $ 16,185
11/30/1996         $ 19,658            $ 16,784                 $ 16,635
12/31/1996         $ 19,705            $ 17,224                 $ 16,960
 1/31/1997         $ 20,513            $ 17,568                 $ 17,384
 2/28/1997         $ 19,393            $ 17,143                 $ 16,334
 3/31/1997         $ 18,084            $ 16,334                 $ 15,181
 4/30/1997         $ 18,179            $ 16,380                 $ 15,005
 5/31/1997         $ 20,196            $ 18,201                 $ 17,260
 6/30/1997         $ 21,205            $ 18,982                 $ 17,845
 7/31/1997         $ 22,823            $ 19,864                 $ 18,758
 8/31/1997         $ 23,777            $ 20,319                 $ 19,321
 9/30/1997         $ 25,734            $ 21,807                 $ 20,863
10/31/1997         $ 24,355            $ 20,849                 $ 19,609
11/30/1997         $ 23,790            $ 20,714                 $ 19,143
12/31/1997         $ 24,023            $ 21,076                 $ 19,154
 1/31/1998         $ 23,096            $ 20,743                 $ 18,899
 2/28/1998         $ 24,645            $ 22,276                 $ 20,568
 3/31/1998         $ 26,516            $ 23,194                 $ 21,430
 4/30/1998         $ 26,736            $ 23,322                 $ 21,561
 5/31/1998         $ 24,480            $ 22,065                 $ 19,993
 6/30/1998         $ 25,021            $ 22,111                 $ 20,197
 7/31/1998         $ 23,960            $ 20,320                 $ 18,511
 8/31/1998         $ 18,502            $ 16,374                 $ 14,238
 9/30/1998         $ 19,978            $ 17,656                 $ 15,682
10/31/1998         $ 20,336            $ 18,376                 $ 16,501
11/30/1998         $ 21,515            $ 19,339                 $ 17,781
12/31/1998         $ 23,768            $ 20,536                 $ 19,390
 1/31/1999         $ 23,513            $ 20,809                 $ 20,263
 2/28/1999         $ 20,885            $ 19,124                 $ 18,409
 3/31/1999         $ 21,298            $ 19,422                 $ 19,064
 4/30/1999         $ 21,988            $ 21,162                 $ 20,748
 5/31/1999         $ 22,490            $ 21,471                 $ 20,781
 6/30/1999         $ 24,588            $ 22,442                 $ 21,876
 7/31/1999         $ 25,237            $ 21,827                 $ 21,200
 8/31/1999         $ 24,664            $ 21,019                 $ 20,407
 9/30/1999         $ 25,103            $ 21,024                 $ 20,801
10/31/1999         $ 27,804            $ 21,110                 $ 21,333
11/30/1999         $ 31,672            $ 22,370                 $ 23,588
12/31/1999         $ 38,035            $ 24,902                 $ 27,747
 1/31/2000         $ 38,278            $ 24,501                 $ 27,489
 2/29/2000         $ 48,682            $ 28,547                 $ 33,886
 3/31/2000         $ 47,032            $ 26,665                 $ 30,324
 4/30/2000         $ 41,261            $ 25,060                 $ 27,262
 5/31/2000         $ 39,165            $ 23,599                 $ 24,873
 6/30/2000         $ 44,914            $ 25,657                 $ 28,087
 7/31/2000         $ 41,218            $ 24,831                 $ 25,680
 8/31/2000         $ 46,053            $ 26,725                 $ 28,382
 9/30/2000         $ 44,026            $ 25,940                 $ 26,971
10/31/2000         $ 41,843            $ 24,783                 $ 24,781
11/30/2000         $ 36,742            $ 22,238                 $ 20,281
12/31/2000         $ 39,564            $ 24,148                 $ 21,522
 1/31/2001         $ 40,106            $ 25,406                 $ 23,263
 2/28/2001         $ 35,718            $ 23,739                 $ 20,074
 3/31/2001         $ 32,814            $ 22,578                 $ 18,249
 4/30/2001         $ 36,529            $ 24,344                 $ 20,483
 5/31/2001         $ 36,799            $ 24,943                 $ 20,958
 6/30/2001         $ 37,609            $ 25,803                 $ 21,530
 7/31/2001         $ 35,649            $ 24,407                 $ 19,694
 8/31/2001         $ 33,015            $ 23,619                 $ 18,463
 9/30/2001         $ 27,815            $ 20,440                 $ 15,483
10/31/2001         $ 29,773            $ 21,636                 $ 16,972
11/30/2001         $ 31,866            $ 23,310                 $ 18,389
12/31/2001         $ 34,103            $ 24,749                 $ 19,535
 1/31/2002         $ 33,022            $ 24,491                 $ 18,840
 2/28/2002         $ 31,199            $ 23,820                 $ 17,621
 3/31/2002         $ 33,362            $ 25,735                 $ 19,152
 4/30/2002         $ 32,281            $ 25,969                 $ 18,738
 5/31/2002         $ 31,064            $ 24,816                 $ 17,642
 6/30/2002         $ 29,038            $ 23,586                 $ 16,146
 7/31/2002         $ 24,918            $ 20,024                 $ 13,664
 8/31/2002         $ 25,459            $ 19,974                 $ 13,658
 9/30/2002         $ 24,310            $ 18,540                 $ 12,671
10/31/2002         $ 24,782            $ 19,135                 $ 13,313
11/30/2002         $ 26,266            $ 20,842                 $ 14,632
12/31/2002         $ 24,916            $ 19,681                 $ 13,622
 1/31/2003         $ 24,849            $ 19,136                 $ 13,252
 2/28/2003         $ 24,511            $ 18,558                 $ 12,898
 3/31/2003         $ 24,984            $ 18,797                 $ 13,093
 4/30/2003         $ 26,951            $ 20,579                 $ 14,331

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2003 (%)

                                         6-MONTH
                           INCEPTION   (CUMULATIVE)    1-YEAR     5-YEAR     10-YEAR
CMG Small Cap Fund        (08/30/89)       8.72        -16.53      0.15       10.42
Russell 2000                               7.55        -20.76     -2.47        7.48
Russell 2000 Growth                        7.68        -23.50     -7.84        3.67

AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2003 (%)

                                         6-MONTH
                           INCEPTION   (CUMULATIVE)    1-YEAR     5-YEAR     10-YEAR
CMG Small Cap Fund        (08/30/89)       2.78        -25.10     -1.18        9.23
Russell 2000                               1.39        -26.96     -4.12        6.22
Russell 2000 Growth                        3.34        -31.63     -9.38        2.40

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Total return performance is illustrated for the periods ended April 30, 2003 and March 31, 2003.

The Russell 2000 Index is an unmanaged index generally considered representative of the market for small domestic stocks. The Russell 2000 Growth Index, also an unmanaged index, measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not invesments, do not incur fees and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any waivers or reimbursement of fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

                             CMG SMALL/MID CAP FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

We are pleased to provide you with an investment review of the CMG Small/Mid Cap Fund. The fund returned 4.45% for the six-month period ended April 30, 2003. For the same period, the Russell 2500 Index returned 7.87%, while the Russell 2500 Growth Index returned 7.76%. The fund underperformed these indices because it was underweight in the strong-performing technology sector and because of disappointing returns from some of the stocks it held.

The market took a volatile course during the past six months, with small- and mid-cap stocks leading large-cap stocks on both the upside and downside. Stocks began last fall with a strong rally, led by lower quality, beaten-down technology and telecommunications stocks. The market gave up some of these gains in December and then posted further declines in the months leading up to the war with Iraq. Worries related to SARS, North Korea and the weak US economy added further pressure to the market. A swift end to the war and better-than-expected first quarter earnings fueled a strong spring rally. By the end of the six-month period, growth stocks had edged out value stocks.

In the technology sector, we emphasized high quality stocks - companies with earnings that were not dependent on an economic recovery for their performance. Unfortunately, these did not perform as well as lower quality stocks during the past six months. A few of our larger software investments also lost value when earnings forecasts were revised downward. Consumer discretionary, another major sector concentration for the fund, hampered relative returns as a result of our focus on economically sensitive media stocks.

By contrast, strong stock selection in the health care sector helped returns. We avoided hospitals, which suffered from decreased volumes related to the weak flu season and concerns about Medicare reimbursements. The fund owned some smaller health care companies that performed particularly well. These included health maintenance organizations (HMOs) that enjoyed strong pricing and growing enrollments; biotechnology companies that benefited from new product approvals; pharmacy benefit managers (PBMs), which contain drug costs by buying in bulk; and specialty and generic pharmaceuticals. Our stock selection in industrials was also positive, driven by educational companies that benefited from increased enrollments.

We believe that the painful bear market of the past three years may be over. Valuations, however, are no longer cheap and already reflect expectations for an economic recovery. We envision a choppy market this summer as investors wait for an increase in corporate spending to boost the economy. We expect companies will be more willing to invest in their businesses once they see improved cash flows and better earnings. As it becomes apparent that companies are beginning to meet their earnings forecasts, we will begin to raise our stake in economically sensitive technology stocks and pare back on defensive health care names.

The fund's top ten holdings (as a percentage of net assets) as of April 30, 2003 were:

     HOLDING                                        (%)
     Caremark Rx                                    2.5
     Education Management                           2.3
     WellPoint Health Networks                      2.2
     Amphenol                                       2.2
     Barr Laboratories                              2.1
     Mid Atlantic Medical Services                  2.1
     BJ Services                                    2.0
     Williams-Sonoma                                1.7
     Gilead Sciences                                1.7
     Entercom Communications                        1.7

We appreciate your continued confidence in the CMG Small/Mid Cap Fund.

The Columbia Investment Team
April 30, 2003

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE INVESTMENT RESULTS. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. Total return performance is illustrated for the periods ended April 30, 2003.

Investing in small-cap and mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings breakdown may change as market conditions change.

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

              CMG SMALL/MID CAP FUND        RUSSELL 2500*  RUSSELL 2500 GROWTH*
11/30/2000           $ 10,000                 $ 10,000          $ 10,000
12/31/2000           $ 10,830                 $ 10,861          $ 10,620
 1/31/2001           $ 10,780                 $ 11,218          $ 11,308
 2/28/2001           $  9,480                 $ 10,496          $  9,563
 3/31/2001           $  8,650                 $  9,920          $  8,506
 4/30/2001           $  9,689                 $ 10,796          $  9,802
 5/31/2001           $  9,710                 $ 11,120          $ 10,086
 6/30/2001           $  9,640                 $ 11,278          $ 10,314
 7/31/2001           $  9,290                 $ 10,875          $  9,554
 8/31/2001           $  8,730                 $ 10,518          $  8,919
 9/30/2001           $  7,659                 $  9,157          $  7,522
10/31/2001           $  7,999                 $  9,630          $  8,264
11/30/2001           $  8,499                 $ 10,409          $  8,978
12/31/2001           $  8,900                 $ 10,993          $  9,470
 1/31/2002           $  8,650                 $ 10,857          $  9,065
 2/28/2002           $  8,290                 $ 10,667          $  8,505
 3/31/2002           $  8,740                 $ 11,404          $  9,190
 4/30/2002           $  8,580                 $ 11,376          $  8,885
 5/31/2002           $  8,420                 $ 11,042          $  8,438
 6/30/2002           $  7,840                 $ 10,420          $  7,662
 7/31/2002           $  7,081                 $  9,177          $  6,710
 8/31/2002           $  7,030                 $  9,204          $  6,709
 9/30/2002           $  6,690                 $  8,475          $  6,202
10/31/2002           $  6,960                 $  8,751          $  6,559
11/30/2002           $  7,270                 $  9,465          $  7,168
12/31/2002           $  6,870                 $  9,038          $  6,715
 1/31/2003           $  6,890                 $  8,797          $  6,569
 2/28/2003           $  6,770                 $  8,586          $  6,416
 3/31/2003           $  6,860                 $  8,668          $  6,501
 4/30/2003           $  7,270                 $  9,440          $  7,068

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2003 (%)

                                               6-MONTH
                                 INCEPTION   (CUMULATIVE)    1-YEAR      LIFE
CMG Small/Mid Cap Fund           (12/1/00)       4.45        -15.27     -12.37
Russell 2500 Index                               7.87        -17.01      -2.36*
Russell 2500 Growth Index                        7.76        -20.47     -13.38*

AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2003 (%)

                                               6-MONTH
                                 INCEPTION   (CUMULATIVE)    1-YEAR      LIFE
CMG Small/Mid Cap Fund           (12/1/00)       2.54        -21.51     -14.93
Russell 2500 Index                               2.27        -24.00      -9.98*
Russell 2500 Growth Index                        4.81        -29.28     -24.60*

*Index performance is from 11/30/00

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Total return performance is illustrated for the periods ended April 30, 2003 and March 31, 2003.

The Russell 2500 Index is an unmanaged index generally considered representative of the market for small and mid cap stocks. The Russell 2500 Growth Index, also an unmanaged index, measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not invesments, do not incur fees and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any waivers or reimbursement of fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

                          CMG INTERNATIONAL STOCK FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

We are pleased to provide you with an investment review of the CMG International Stock Fund. For the six-month period ended April 30, 2003, the fund returned 0.82%. The fund's return lagged the MSCI AC World Free ex-US Index, which returned 3.08%. The fund's relatively large commitment to the Japanese market and an underweight in European markets were the major reasons it underperformed the index. However, the decline of the US dollar was positive for performance. A weaker dollar benefits investors when assets denominated in foreign currencies are converted to US dollars.

Most overseas economies struggled during the six months, as a variety of geopolitical issues had a negative impact on consumer and business confidence. Although all major central banks cut interest rates in order to boost economic growth, their efforts had relatively little immediate effect. The war in Iraq, SARS and concerns about instability in North Korea also cast a cloud over the economic environment. Against this backdrop, stock market returns in overseas markets were mixed. Certain emerging markets in Latin America produced double-digit gains, while European and Asian markets either declined or generated more modest returns.

One of the fund's biggest country positions was in Japan, where valuations had become attractive and profit forecasts had improved. We favored internationally competitive companies, such as Canon, Honda Motor and Olympus Optical (1.1%, 0.6% and 0.8% of net assets, respectively). Unfortunately, the Japanese stock market declined, mostly from the result of the unwinding of "cross-share holdings," rather than fundamental problems. Historically, many Japanese companies have maintained large positions in each other's companies--a practice known as CROSS-SHARE holdings. Recently, the Japanese government passed legislation to reduce the amount of holdings that banks are allowed to own. As these positions were sold to comply with the new guidelines, many Japanese stock prices came under pressure.

In other parts of Asia, we concentrated on companies that we believe have the potential to benefit from the strong growth of the Chinese economy, which has been in the 7% to 9% range. In Europe, we favored the United Kingdom, where the Bank of England has trimmed interest rates. Continental Europe was less attractive because interest rates remained relatively high in an environment of poor economic growth.

There were several themes in the portfolio. To take advantage of the trend of containing health care costs, we focused on generic pharmaceutical companies, such as Teva Pharmaceutical in Israel and Ranbaxy Laboratories in India (1.5% and 0.8% of net assets, respectively). We also built up positions in the financial and telecommunications sectors--areas that had declined significantly and, therefore, had attractive prices.

Going forward, we think the US dollar's decline could act as a catalyst for overseas economic growth. In Europe, where the euro is strong against the US dollar, central banks may be more aggressive about cutting interest rates. Lower interest rates could boost economic growth. In

Asia, countries with currencies pegged to the US dollar should benefit because their products will be less expensive when sold in the United States and Europe. Cheaper products often lead to increased sales, stronger earnings and, ultimately, higher stock prices. In this environment, we believe stocks have the potential to make modest gains over the next several months.

The country composition of the fund's portfolio (as a percentage of total invesments) as of April 30, 2003 was:

     COUNTRY                       (%)
     United Kingdom               24.8
     Japan                        18.3
     France                        8.3
     Spain                         5.5
     Netherlands                   5.5
     Switzerland                   4.3
     Australia                     4.3
     United States                 4.0
     Italy                         3.6
     Thailand                      3.4
     South Korea                   2.1
     Ireland                       2.0
     Mexico                        2.0
     Israel                        1.8
     Germany                       1.8
     Finland                       1.6
     China                         1.5
     India                         1.3
     Denmark                       1.1
     Taiwan                        1.0
     Bermuda                       0.9
     Sweden                        0.5
     Hong Kong                     0.4

The fund's top ten holdings (as a percentage of net assets) as of April 30, 2003 were:

     HOLDING                                        (%)
     Vodafone Group                                 2.5
     Royal Bank of Scotland Group                   2.1
     Telefonica                                     2.0
     Unilever                                       1.9
     Smith & Nephew                                 1.8
     UniCredito Italiano                            1.6
     Teva Pharmaceutical Industries                 1.5
     ENI                                            1.5
     Standard Chartered Bank                        1.4
     Pearson                                        1.4

We appreciate your continued confidence in the CMG International Stock Fund.

The Columbia Investment Team
April 30, 2003

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE INVESTMENT RESULTS. The principal value and investment returns may fluctuate, resulting in a gain or loss on sale. Total return performance is illustrated for the period ended April 30, 2003.

There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holding breakdown may change as market conditions change.

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                  CMG INTERNATIONAL STOCK FUND      MSCI EAFE      MSCI AC WORLD FREE EX-US
 1/31/1994                $ 10,000                   $ 10,000              $ 10,000
 2/28/1994                $ 10,058                   $  9,972              $  9,924
 3/31/1994                $  9,622                   $  9,542              $  9,469
 4/30/1994                $  9,735                   $  9,947              $  9,791
 5/31/1994                $  9,600                   $  9,890              $  9,793
 6/30/1994                $  9,690                   $ 10,030              $  9,863
 7/31/1994                $  9,687                   $ 10,126              $ 10,024
 8/31/1994                $  9,962                   $ 10,366              $ 10,361
 9/30/1994                $  9,603                   $ 10,039              $ 10,104
10/31/1994                $  9,877                   $ 10,374              $ 10,375
11/30/1994                $  9,395                   $  9,875              $  9,875
12/31/1994                $  9,243                   $  9,937              $  9,853
 1/31/1995                $  8,568                   $  9,555              $  9,405
 2/28/1995                $  8,443                   $  9,528              $  9,354
 3/31/1995                $  8,768                   $ 10,122              $  9,883
 4/30/1995                $  8,951                   $ 10,503              $ 10,268
 5/31/1995                $  8,838                   $ 10,378              $ 10,222
 6/30/1995                $  8,805                   $ 10,196              $ 10,081
 7/31/1995                $  9,368                   $ 10,831              $ 10,653
 8/31/1995                $  9,236                   $ 10,419              $ 10,283
 9/30/1995                $  9,436                   $ 10,622              $ 10,459
10/31/1995                $  9,316                   $ 10,336              $ 10,180
11/30/1995                $  9,500                   $ 10,623              $ 10,419
12/31/1995                $  9,753                   $ 11,052              $ 10,832
 1/31/1996                $  9,924                   $ 11,097              $ 10,980
 2/29/1996                $  9,924                   $ 11,135              $ 10,980
 3/31/1996                $ 10,309                   $ 11,371              $ 11,185
 4/30/1996                $ 10,657                   $ 11,702              $ 11,524
 5/31/1996                $ 10,812                   $ 11,486              $ 11,351
 6/30/1996                $ 11,038                   $ 11,551              $ 11,409
 7/31/1996                $ 10,546                   $ 11,213              $ 11,030
 8/31/1996                $ 10,711                   $ 11,238              $ 11,094
 9/30/1996                $ 10,950                   $ 11,537              $ 11,370
10/31/1996                $ 10,869                   $ 11,419              $ 11,256
11/30/1996                $ 11,243                   $ 11,874              $ 11,690
12/31/1996                $ 11,389                   $ 11,720              $ 11,555
 1/31/1997                $ 11,387                   $ 11,310              $ 11,342
 2/28/1997                $ 11,664                   $ 11,496              $ 11,550
 3/31/1997                $ 11,754                   $ 11,537              $ 11,525
 4/30/1997                $ 12,017                   $ 11,598              $ 11,622
 5/31/1997                $ 12,705                   $ 12,353              $ 12,340
 6/30/1997                $ 13,301                   $ 13,034              $ 13,022
 7/31/1997                $ 13,691                   $ 13,245              $ 13,285
 8/31/1997                $ 12,716                   $ 12,256              $ 12,239
 9/30/1997                $ 13,581                   $ 12,942              $ 12,901
10/31/1997                $ 12,551                   $ 11,947              $ 11,803
11/30/1997                $ 12,501                   $ 11,825              $ 11,656
12/31/1997                $ 12,549                   $ 11,928              $ 11,790
 1/31/1998                $ 12,632                   $ 12,473              $ 12,142
 2/28/1998                $ 13,175                   $ 13,274              $ 12,952
 3/31/1998                $ 13,781                   $ 13,683              $ 13,400
 4/30/1998                $ 14,165                   $ 13,791              $ 13,497
 5/31/1998                $ 14,395                   $ 13,723              $ 13,253
 6/30/1998                $ 14,327                   $ 13,827              $ 13,202
 7/31/1998                $ 14,363                   $ 13,967              $ 13,328
 8/31/1998                $ 12,638                   $ 12,236              $ 11,449
 9/30/1998                $ 11,715                   $ 11,861              $ 11,207
10/31/1998                $ 12,397                   $ 13,097              $ 12,380
11/30/1998                $ 13,375                   $ 13,767              $ 13,045
12/31/1998                $ 14,078                   $ 14,310              $ 13,495
 1/31/1999                $ 14,741                   $ 14,267              $ 13,480
 2/28/1999                $ 14,375                   $ 13,927              $ 13,178
 3/31/1999                $ 14,622                   $ 14,508              $ 13,815
 4/30/1999                $ 15,038                   $ 15,096              $ 14,506
 5/31/1999                $ 14,692                   $ 14,318              $ 13,824
 6/30/1999                $ 15,591                   $ 14,877              $ 14,460
 7/31/1999                $ 16,105                   $ 15,318              $ 14,800
 8/31/1999                $ 16,471                   $ 15,375              $ 14,851
 9/30/1999                $ 16,866                   $ 15,530              $ 14,952
10/31/1999                $ 17,659                   $ 16,113              $ 15,509
11/30/1999                $ 19,774                   $ 16,672              $ 16,129
12/31/1999                $ 22,387                   $ 18,169              $ 17,668
 1/31/2000                $ 21,220                   $ 17,015              $ 16,708
 2/29/2000                $ 22,701                   $ 17,473              $ 17,159
 3/31/2000                $ 22,145                   $ 18,151              $ 17,805
 4/30/2000                $ 20,137                   $ 17,196              $ 16,811
 5/31/2000                $ 18,403                   $ 16,777              $ 16,381
 6/30/2000                $ 19,443                   $ 17,433              $ 17,079
 7/31/2000                $ 18,434                   $ 16,702              $ 16,404
 8/31/2000                $ 18,896                   $ 16,847              $ 16,607
 9/30/2000                $ 17,740                   $ 16,027              $ 15,686
10/31/2000                $ 17,025                   $ 15,649              $ 15,187
11/30/2000                $ 16,269                   $ 15,062              $ 14,505
12/31/2000                $ 17,052                   $ 15,597              $ 15,000
 1/31/2001                $ 16,874                   $ 15,589              $ 15,225
 2/28/2001                $ 15,950                   $ 14,420              $ 14,019
 3/31/2001                $ 14,886                   $ 13,458              $ 13,028
 4/30/2001                $ 15,798                   $ 14,393              $ 13,914
 5/31/2001                $ 15,482                   $ 13,885              $ 13,530
 6/30/2001                $ 14,937                   $ 13,317              $ 13,010
 7/31/2001                $ 14,468                   $ 13,075              $ 12,721
 8/31/2001                $ 14,202                   $ 12,744              $ 12,406
 9/30/2001                $ 12,859                   $ 11,453              $ 11,089
10/31/2001                $ 13,201                   $ 11,746              $ 11,400
11/30/2001                $ 13,479                   $ 12,180              $ 11,921
12/31/2001                $ 13,800                   $ 12,252              $ 12,075
 1/31/2002                $ 13,241                   $ 11,601              $ 11,558
 2/28/2002                $ 13,330                   $ 11,682              $ 11,641
 3/31/2002                $ 13,978                   $ 12,370              $ 12,322
 4/30/2002                $ 14,040                   $ 12,395              $ 12,353
 5/31/2002                $ 14,206                   $ 12,552              $ 12,488
 6/30/2002                $ 13,862                   $ 12,053              $ 11,948
 7/31/2002                $ 12,731                   $ 10,863              $ 10,783
 8/31/2002                $ 12,667                   $ 10,838              $ 10,784
 9/30/2002                $ 11,397                   $  9,674              $  9,641
10/31/2002                $ 11,841                   $ 10,194              $ 10,158
11/30/2002                $ 12,299                   $ 10,657              $ 10,647
12/31/2002                $ 11,824                   $ 10,298              $ 10,303
 1/31/2003                $ 11,326                   $  9,869              $  9,941
 2/28/2003                $ 11,186                   $  9,643              $  9,739
 3/31/2003                $ 11,109                   $  9,454              $  9,550
 4/30/2003                $ 11,939                   $ 10,381*             $ 10,471

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2003 (%)

                            INCEPTION       6-MONTH      1-YEAR     5-YEAR       LIFE
CMG International Stock     (02/01/94)        0.82       -14.96     -3.36        1.94
MSCI AC World Free ex-US                      3.08       -15.23     -4.95        0.50*
MSCI EAFE                                     1.81       -16.27     -5.52        0.40*

AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2003 (%)

                            INCEPTION       6-MONTH      1-YEAR     5-YEAR       LIFE
CMG International Stock     (02/01/94)       -2.52       -20.51     -4.22        1.16
MSCI AC World Free ex-US                     -0.94       -22.08     -6.55       -0.50
MSCI EAFE                                    -2.29       -23.14     -7.13       -0.61*

* Index return from 1/31/94

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Total return performance is illustrated for the periods ended April 30, 2003 and March 31, 2003.

The MSCI AC (Morgan Stanley Capital International All Country) World Free ex-US Index is an unmanaged index designed to measure equity market performance in the global developed an emerging markets including the United States. The MCI EAFE Index (Morgan Stanley Capital International Europe, Australia and Far East Index) is an unmanaged index representing major stock markets in Europe, Australia and the Far East. Unlike the fund, indices are not invesments, do not incur fees and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any waivers or reimbursement of fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

                               CMG SMALL CAP FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                      (UNAUDITED)
                                      SIX MONTHS
                                         ENDED                                 YEAR ENDED OCTOBER 31,
                                       APRIL 30,        ------------------------------------------------------------------
                                         2003             2002           2001          2000         1999(a)       1998(a)
                                      -----------       ---------      ---------     ---------     ---------     ---------
NET ASSET VALUE, BEGINNING
   OF PERIOD                          $      3.67       $    4.41      $   18.78     $   13.59     $    9.96     $   13.60
                                      -----------       ---------      ---------     ---------     ---------     ---------

INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment loss                      (0.01)(b)       (0.02)(b)      (0.01)        (0.09)        (0.04)        (0.03)
   Net realized and unrealized
     gain (loss) on investments              0.33           (0.72)         (2.18)         6.80          3.69         (2.21)
                                      -----------       ---------      ---------     ---------     ---------     ---------
      Total from investment
        operations                           0.32           (0.74)         (2.19)         6.71          3.65         (2.24)
                                      -----------       ---------      ---------     ---------     ---------     ---------

LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
   From net realized
     gains                                      -           (0.00)(c)     (12.18)        (1.52)        (0.02)        (1.40)
                                      -----------       ---------      ---------     ---------     ---------     ---------

NET ASSET VALUE, END OF
   PERIOD                             $      3.99       $    3.67      $    4.41     $   18.78     $   13.59     $    9.96
                                      ===========       =========      =========     =========     =========     =========

Total return (g)                             8.72%(d)      -16.76%        -28.84%        50.49%        36.70%       -16.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
   period (000's)                     $   250,788       $ 227,874      $ 283,521     $ 258,480     $ 240,129     $ 267,789
Ratio of expenses to average
   net assets (e)                            0.78%(f)        0.79%          0.82%         0.79%         0.79%         0.77%
Ratio of net investment loss to
   average net assets (e)                   (0.49)%(f)      (0.49)%        (0.22)%       (0.39)%       (0.33)%       (0.20)%
Portfolio turnover rate                        57%(d)         120%           160%          163%          186%          159%

(a) Per share amounts have been adjusted to retroactively reflect a 4 for 1 share split effective September 1, 1999.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01 per share.
(d) Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f) Annualized.
(g) Total return at net asset value assuming all distributions reinvested.

                 See Accompanying Notes to Financial Statements.

                             CMG SMALL/MID CAP FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                                    (UNAUDITED)
                                                                    SIX MONTHS           YEAR            PERIOD
                                                                       ENDED             ENDED           ENDED
                                                                     APRIL 30,        OCTOBER 31,      OCTOBER 31,
                                                                        2003             2002            2001 (a)
                                                                    -----------       -----------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD                                $      6.96       $      8.00      $     10.00
                                                                    -----------       -----------      -----------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                                    (0.02)(b)         (0.04)(b)        (0.02)
   Net realized and unrealized gain (loss) on investments                  0.33             (1.00)           (1.98)
                                                                    -----------       -----------      -----------
      Total from investment operations                                     0.31             (1.04)           (2.00)
                                                                    -----------       -----------      -----------

NET ASSET VALUE, END OF PERIOD                                      $      7.27       $      6.96      $      8.00
                                                                    ===========       ===========      ===========

Total return (c)(h)                                                        4.45%(d)        -13.00%          -20.00%(d)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                   $    63,531       $    54,769      $    49,391
Ratio of net expenses to average net assets (e)(f)                         0.78%(g)          0.80%            0.80%(g)
Ratio of total expenses to average net assets (e)(f)                       0.84%(g)          0.86%            0.97%(g)
Ratio of net investment loss to average net assets (f)                    (0.47)%(g)        (0.45)%          (0.23)%(g)
Portfolio turnover rate                                                      61%(d)           125%             167%(d)

(a) The Fund commenced investment operations on December 1, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) Not annualized.
(e) Effective February 27, 2003, the investment advisor has contractually agreed to reimburse ordinary expenses of the Fund indefinitely, to the extent that these expenses, together with the advisory fee, exceed 0.75% of the Fund's average daily net assets. Prior to February 27, 2003, the rate in effect was 0.80% of the Fund's average daily net assets.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.
(h) Total return at net asset value.

                 See Accompanying Notes to Financial Statements.

                          CMG INTERNATIONAL STOCK FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                      (UNAUDITED)
                                      SIX MONTHS
                                         ENDED                                  YEAR ENDED OCTOBER 31,
                                       APRIL 30,           ---------------------------------------------------------------
                                         2003                2002          2001         2000         1999           1998
                                      -----------          --------      --------     --------     --------       --------
NET ASSET VALUE, BEGINNING
   OF PERIOD                          $      9.32          $  10.42      $  16.20     $  17.86     $  12.54       $  42.71
                                      -----------          --------      --------     --------     --------       --------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)              0.07(a)           0.02(a)       0.03         0.04        (0.02)          0.25
   Net realized and unrealized
     gain (loss) on investments,
      foreign currency and foreign
      capital gains tax                      0.01             (1.09)        (3.09)       (0.36)        5.34          (0.78)
                                      -----------          --------      --------     --------     --------       --------
      Total from investment
        operations                           0.08             (1.07)        (3.06)       (0.32)        5.32          (0.53)
                                      -----------          --------      --------     --------     --------       --------

LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
   From net investment income               (0.05)            (0.03)            -            -            -              -
   From net realized gains                      -                 -         (2.72)       (1.34)       (0.00)(b)     (29.64)
                                      -----------          --------      --------     --------     --------       --------
      Total distributions                   (0.05)            (0.03)        (2.72)       (1.34)       (0.00)(b)     (29.64)
                                      -----------          --------      --------     --------     --------       --------

NET ASSET VALUE, END OF PERIOD        $      9.35          $   9.32      $  10.42     $  16.20     $  17.86       $  12.54
                                      ===========          ========      ========     ========     ========       ========

Total return (h)                             0.82%(c)(d)     -10.28%       -22.46%       -3.58%       42.44%         -1.24%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)     $    37,860          $ 20,616      $ 20,553     $ 22,975     $ 30,492       $ 15,377
Ratio of net expenses to
   average net assets (e)                    0.93%(f)(g)       1.31%         1.26%        1.11%        1.31%          1.04%
Ratio of total expenses to
   average net assets (e)                    0.97%(f)(g)       1.31%         1.26%        1.11%        1.31%          1.04%
Ratio of net investment income
   (loss) to average net assets (e)          1.50%(f)          0.21%         0.29%        0.12%       (0.14)%         0.60%
Portfolio turnover rate                        41%(c)           111%          117%         140%          96%            53%

(a) Per share data was calculated using average shares outstanding during the period.
(b) Rounds to less than $0.01 per share.
(c) Not annualized.
(d) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f) Annualized.
(g) Effective February 27, 2003, the investment advisor has contractually agreed to reimburse ordinary expenses of the Fund indefinitely, to the extent that these expenses, together with the advisory fee, exceed 0.75% of the Fund's average daily net assets.
(h) Total return at net asset value assuming all distributions reinvested.

                 See Accompanying Notes to Financial Statements.

                               CMG SMALL CAP FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

April 30, 2003 (Unaudited)

                                                                            SHARES          VALUE
                                                                         ------------   -------------
Common Stocks (93.1%)
Consumer Discretionary (18.4%)
  Auto Components (1.9%)
    Autoliv, Inc.                                                              90,372   $   2,196,040
    Gentex Corp. (a)                                                           83,615       2,525,173
                                                                                        -------------
                                                                                            4,721,213
                                                                                        -------------
  Hotels, Restaurants & Leisure (3.4%)
    Ameristar Casinos, Inc.                                                    30,200         409,189
    California Pizza Kitchen, Inc. (a)                                         63,500       1,280,160
    Cheesecake Factory, Inc. (a)                                               36,230       1,144,506
    Outback Steakhouse, Inc.                                                   50,247       1,795,828
    P.F. Chang's China Bistro, Inc. (a)                                        61,417       2,573,372
    Panera Bread Co., Class A (a)                                              39,176       1,333,159
                                                                                        -------------
                                                                                            8,536,214
                                                                                        -------------
  Household Durables (1.5%)
    Harman International Industries, Inc. (a)                                  56,400       3,755,676
                                                                                        -------------
  Media (5.2%)
    Cumulus Media, Inc., Class A (a)                                           74,300       1,280,932
    Entercom Communications Corp. (a)                                          82,519       4,009,598
    Entravision Communications Corp., Class A (a)                             158,030       1,202,608
    Lamar Advertising Co. (a)                                                  99,785       3,584,277
    Radio One, Inc., Class D (a)                                              183,892       2,813,548
                                                                                        -------------
                                                                                           12,890,963
                                                                                        -------------
  Specialty Retail (5.9%)
    Advance Auto Parts, Inc. (a)                                               32,600       1,621,524
    Aeropostale, Inc. (a)                                                      52,100         937,800
    Cost Plus, Inc. (a)                                                        86,860       2,669,208
    Electronics Boutique Holdings Corp. (a)                                    44,400         830,280
    GameStop Corp. (a)                                                         13,600         162,520
    Hollywood Entertainment Corp. (a)                                         128,819       2,286,537
    Linens 'n Things, Inc. (a)                                                 59,900       1,269,281
    Michaels Stores, Inc. (a)                                                  64,358       2,010,544
    O'Reilly Automotive, Inc. (a)                                              45,036       1,335,768
    PETCO Animal Supplies, Inc. (a)                                            35,700         754,341
    PETsMART, Inc. (a)                                                         62,700         948,651
                                                                                        -------------
                                                                                           14,826,454
                                                                                        -------------
  Textiles, Apparel & Luxury Goods (0.5%)
    Reebok International Ltd. (a)                                              43,233       1,342,817
                                                                                        -------------

Energy (9.9%)
  Energy Equipment & Services (5.4%)
    CAL Dive International, Inc. (a)                                           68,687       1,105,861
    Grey Wolf, Inc. (a)                                                       231,770         938,668
    Key Energy Services, Inc. (a)                                              58,200         586,074
    National-Oilwell, Inc. (a)                                                116,438       2,444,034
    Oceaneering International, Inc. (a)                                        36,322         819,424
    Patterson-UTI Energy, Inc. (a)                                             64,400       2,130,996

                 See Accompanying Notes to Financial Statements.

                                                                            SHARES          VALUE
                                                                         ------------   -------------
Common Stocks (continued)
  Energy Equipment & Services (continued)
    Precision Drilling Corp. (a)                                               88,376   $   3,038,367
    Varco International, Inc. (a)                                             130,922       2,302,918
                                                                                        -------------
                                                                                           13,366,342
                                                                                        -------------
  Oil & Gas (4.5%)
    Chesapeake Energy Corp.                                                   236,400       1,905,384
    Patina Oil & Gas Corp.                                                     58,143       2,007,678
    Premcor, Inc. (a)                                                         136,200       3,035,898
    Tesoro Petroleum Corp. (a)                                                168,700       1,310,799
    XTO Energy, Inc.                                                          158,496       3,090,672
                                                                                        -------------
                                                                                           11,350,431
                                                                                        -------------

Financials (1.9%)
  Insurance (1.9%)
    IPC Holdings Ltd.                                                          55,145       1,894,231
    ProAssurance Corp. (a)                                                     21,600         559,224
    Scottish Annuity & Life Holdings Ltd.                                     126,192       2,233,598
                                                                                        -------------
                                                                                            4,687,053
                                                                                        -------------

Health Care (23.3%)
  Biotechnology (3.8%)
    ICOS Corp. (a)                                                             62,100       1,661,175
    Martek Biosciences Corp. (a)                                               60,100       2,045,203
    Neurocrine Biosciences, Inc. (a)                                          106,707       4,828,492
    SangStat Medical Corp. (a)                                                 84,100       1,059,660
                                                                                        -------------
                                                                                            9,594,530
                                                                                        -------------
  Health Care Equipment & Supplies (3.5%)
    American Medical Systems Holdings, Inc. (a)                                78,468       1,245,287
    CTI Molecular Imaging, Inc. (a)                                            70,652       1,297,171
    Kyphon, Inc. (a)                                                           97,752         922,779
    Orthofix International NV (a)                                              44,076       1,240,739
    Wilson Greatbatch Technologies, Inc. (a)                                   65,375       2,143,646
    Wright Medical Group, Inc. (a)                                             99,349       1,885,644
                                                                                        -------------
                                                                                            8,735,266
                                                                                        -------------
  Health Care Providers & Services (12.8%)
    Caremark Rx, Inc. (a)                                                     374,987       7,465,991
    Cobalt Corp. (a)                                                           95,900       1,577,555
    Community Health Systems, Inc. (a)                                        129,100       2,452,900
    Coventry Health Care, Inc. (a)                                             65,700       2,681,874
    DaVita, Inc. (a)                                                          191,646       3,951,740
    First Health Group Corp. (a)                                              198,233       4,965,737
    Henry Schein, Inc. (a)                                                     75,095       3,240,349
    IMPAC Medical Systems, Inc. (a)                                            32,400         577,368
    Mid Atlantic Medical Services, Inc. (a)                                   116,692       5,081,937
                                                                                        -------------
                                                                                           31,995,451
                                                                                        -------------

                 See Accompanying Notes to Financial Statements.

                                                                            SHARES          VALUE
                                                                         ------------   -------------
Common Stocks (continued)
  Pharmaceuticals (3.2%)
    Andrx Corp. (a)                                                           160,957   $   2,597,846
    Pharmaceutical Resources, Inc. (a)                                         50,475       2,218,376
    Trimeris, Inc. (a)                                                         73,535       3,264,219
                                                                                        -------------
                                                                                            8,080,441
                                                                                        -------------

Industrials (14.4%)
  Commercial Services & Supplies (10.1%)
    BISYS Group, Inc. (a)                                                     132,719       2,240,297
    Career Education Corp. (a)                                                 47,410       2,850,763
    Corinthian Colleges, Inc. (a)                                              68,827       3,151,588
    Corporate Executive Board Co. (a)                                          74,233       3,042,811
    Education Management Corp. (a)                                            119,446       5,831,354
    Global Payments, Inc.                                                      47,764       1,481,162
    Resources Connection, Inc. (a)                                             97,700       2,129,860
    Stericycle, Inc. (a)                                                       45,409       1,784,120
    Sylvan Learning Systems, Inc. (a)                                          67,575       1,185,265
    Waste Connections, Inc. (a)                                                53,600       1,803,104
                                                                                        -------------
                                                                                           25,500,324
                                                                                        -------------
  Construction & Engineering (2.5%)
    Chicago Bridge & Iron Co. NV                                              158,352       3,167,040
    Jacobs Engineering Group, Inc. (a)                                         54,709       2,251,275
    URS Corp. (a)                                                              54,583         775,079
                                                                                        -------------
                                                                                            6,193,394
                                                                                        -------------
  Machinery (1.0%)
    Albany International Corp., Class A                                        85,054       2,019,182
    Flowserve Corp. (a)                                                        32,197         497,122
                                                                                        -------------
                                                                                            2,516,304
                                                                                        -------------
  Road & Rail (0.8%)
    Yellow Corp. (a)                                                           72,864       1,945,469
                                                                                        -------------

Information Technology (22.8%)
  Communications Equipment (2.6%)
    F5 Networks, Inc. (a)                                                     110,900       1,525,984
    Foundry Networks, Inc. (a)                                                143,700       1,563,456
    NetScreen Technologies, Inc. (a)                                          128,800       2,612,064
    Scientific-Atlanta, Inc.                                                   63,200       1,027,000
                                                                                        -------------
                                                                                            6,728,504
                                                                                        -------------
  Computers & Peripherals (1.4%)
    Advanced Digital Information Corp. (a)                                     80,600         646,412
    Electronics for Imaging, Inc. (a)                                         150,164       2,883,149
                                                                                        -------------
                                                                                            3,529,561
                                                                                        -------------
  Electronic Equipment & Instruments (3.5%)
    Amphenol Corp., Class A (a)                                               152,628       6,759,894
    Benchmark Electronics, Inc. (a)                                            43,900       1,139,205
    Electro Scientific Industries, Inc. (a)                                    70,952         952,885
                                                                                        -------------
                                                                                            8,851,984
                                                                                        -------------

                 See Accompanying Notes to Financial Statements.

                                                                            SHARES          VALUE
                                                                         ------------   -------------
Common Stocks (continued)
  Internet Software & Services (2.0%)
    Internet Security Systems, Inc. (a)                                        91,400   $   1,199,168
    webMethods, Inc. (a)                                                      189,600       1,907,376
    Websense, Inc. (a)                                                        125,700       1,793,739
                                                                                        -------------
                                                                                            4,900,283
                                                                                        -------------
  Information Technology Consulting & Services (2.0%)
    Acxiom Corp. (a)                                                           97,541       1,361,672
    CACI International, Inc., Class A (a)                                      34,300       1,198,099
    Cognizant Technology Solutions Corp. (a)                                  136,500       2,451,540
                                                                                        -------------
                                                                                            5,011,311
                                                                                        -------------
  Semiconductor Equipment & Products (1.9%)
    Lattice Semiconductor Corp. (a)                                           151,000       1,310,680
    Microsemi Corp. (a)                                                       159,700       1,873,281
    Photronics, Inc. (a)                                                       89,679       1,127,265
    PMC-Sierra, Inc. (a)                                                       44,900         370,425
                                                                                        -------------
                                                                                            4,681,651
                                                                                        -------------
  Software (9.4%)
    Activision, Inc. (a)                                                      121,200       1,854,360
    Amdocs Ltd. (a)                                                           135,800       2,398,228
    Autodesk, Inc.                                                            113,500       1,766,060
    Citrix Systems, Inc. (a)                                                   70,200       1,330,992
    Documentum, Inc. (a)                                                      165,923       3,051,324
    Fair, Isaac & Co., Inc.                                                    69,000       3,593,520
    FileNET Corp. (a)                                                         108,600       1,671,354
    J.D. Edwards & Co. (a)                                                    116,800       1,399,264
    Macromedia, Inc. (a)                                                      155,700       1,963,377
    Mercury Interactive Corp. (a)                                              69,900       2,372,406
    National Instruments Corp. (a)                                             32,366       1,038,301
    Verity, Inc. (a)                                                           67,100       1,109,163
                                                                                        -------------
                                                                                           23,548,349
                                                                                        -------------

Materials (1.1%)
  Chemicals (0.8%)
    Minerals Technologies, Inc.                                                45,476       2,012,313
                                                                                        -------------
  Paper & Forest Products (0.3%)
    Louisiana-Pacific Corp. (a)                                                91,551         739,732
                                                                                        -------------

Utilities (1.3%)
  Electric Utilities (0.2%)
    Reliant Resources, Inc. (a)                                                79,800         448,476
                                                                                        -------------
  Multi-Utilities & Unregulated Power (1.1%)
    Calpine Corp. (a)                                                         533,900       2,867,043
                                                                                        -------------
    Total Common Stocks
      (Cost of $201,842,240)                                                              233,357,549
                                                                                        -------------

                 See Accompanying Notes to Financial Statements.

                                                                             PAR            VALUE
                                                                         ------------   -------------
Short-Term Obligation (5.6%)
   Repurchase agreement with State Street Bank &
     Trust Co., dated 04/30/03, due 05/01/03 at 1.180%,
     collateralized by a U.S. Treasury Note
     maturing 12/31/03, market value of $14,352,975
     (repurchase proceeds $14,069,461)
     (Cost of $14,069,000)                                               $ 14,069,000   $  14,069,000
                                                                                        -------------

   Total Investments (98.7%)
     (Cost of $215,911,240) (b)                                                           247,426,549

   Other Assets & Liabilities, Net (1.3%)                                                   3,361,196
                                                                                        -------------

   NET ASSETS (100.0%)                                                                  $ 250,787,745
                                                                                        =============

Notes to Schedule of Investments:
(a) Non-income producing.
(b) Cost for both financial statement and federal income tax purposes is the same.

                 See Accompanying Notes to Financial Statements.

                             CMG SMALL/MID CAP FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

April 30, 2003 (Unaudited)

                                                                            SHARES          VALUE
                                                                         ------------   -------------
Common Stocks (96.2%)
Consumer Discretionary (19.5%)
  Auto Components (0.8%)
    Gentex Corp. (a)                                                           17,435   $     526,537
                                                                                        -------------
  Hotels, Restaurants & Leisure (3.5%)
    Brinker International, Inc. (a)                                            24,870         789,623
    Darden Restaurants, Inc.                                                   44,300         775,693
    Outback Steakhouse, Inc.                                                    3,700         132,238
    Starwood Hotels & Resorts Worldwide, Inc.                                  18,600         499,224
                                                                                        -------------
                                                                                            2,196,778
                                                                                        -------------
  Household Durables (2.0%)
    Harman International Industries, Inc. (a)                                  14,490         964,889
    Mattel, Inc.                                                               14,295         310,773
                                                                                        -------------
                                                                                            1,275,662
                                                                                        -------------
  Media (7.2%)
    Entercom Communications Corp. (a)                                          21,825       1,060,477
    Hispanic Broadcasting Corp. (a)                                            29,040         744,876
    Knight-Ridder, Inc.                                                         5,050         325,978
    Lamar Advertising Co. (a)                                                  25,505         916,140
    Radio One, Inc., Class D (a)                                               31,160         476,748
    Univision Communications, Inc., Class A (a)                                10,610         321,271
    Westwood One, Inc. (a)                                                     20,370         710,913
                                                                                        -------------
                                                                                            4,556,403
                                                                                        -------------
  Multi-Line Retail (0.7%)
    Dollar Tree Stores, Inc. (a)                                               17,510         445,630
                                                                                        -------------
  Specialty Retail (4.7%)
    Advance Auto Parts, Inc. (a)                                                8,500         422,790
    Bed Bath & Beyond, Inc. (a)                                                 8,360         330,304
    CDW Computer Centers, Inc. (a)                                             13,940         594,402
    Michaels Stores, Inc. (a)                                                  18,240         569,818
    Williams-Sonoma, Inc. (a)                                                  42,060       1,088,513
                                                                                        -------------
                                                                                            3,005,827
                                                                                        -------------
  Textiles, Apparel & Luxury Goods (0.6%)
    Reebok International Ltd. (a)                                              11,380         353,463
                                                                                        -------------

Consumer Staples (1.1%)
  Household Products (1.1%)
    Dial Corp.                                                                 34,370         715,927
                                                                                        -------------

Energy (11.7%)
  Energy Equipment & Services (6.5%)
    BJ Services Co. (a)                                                        34,400       1,255,944
    Nabors Industries Ltd. (a)                                                 12,330         483,336
    National-Oilwell, Inc. (a)                                                 30,280         635,577
    Noble Corp. (a)                                                            18,150         561,743

                 See Accompanying Notes to Financial Statements.

                                                                            SHARES          VALUE
                                                                         ------------   -------------
Common Stocks (continued)
Energy Equipment & Services (continued)
  Patterson-UTI Energy, Inc. (a)                                               19,940   $     659,815
  Precision Drilling Corp. (a)                                                 14,590         501,604
                                                                                        -------------
                                                                                            4,098,019
                                                                                        -------------
  Oil & Gas (5.2%)
    Apache Corp.                                                               16,685         955,216
    Premcor, Inc. (a)                                                          36,200         806,898
    Valero Energy Corp.                                                        21,520         790,860
    XTO Energy, Inc.                                                           38,653         753,740
                                                                                        -------------
                                                                                            3,306,714
                                                                                        -------------

Financials (4.2%)
  Diversified Financials (1.1%)
    Legg Mason, Inc.                                                            6,100         331,230
    Moody's Corp.                                                               7,815         377,386
                                                                                        -------------
                                                                                              708,616
                                                                                        -------------
  Insurance (3.1%)
    Ambac Financial Group, Inc.                                                17,900       1,044,465
    Arthur J. Gallagher & Co.                                                  18,140         453,319
    IPC Holdings Ltd.                                                          13,240         454,794
                                                                                        -------------
                                                                                            1,952,578
                                                                                        -------------

Health Care (26.4%)
  Biotechnology (3.2%)
    Biogen, Inc. (a)                                                            8,500         322,915
    Gilead Sciences, Inc. (a)                                                  23,520       1,085,213
    MedImmune, Inc. (a)                                                         9,070         319,899
    Millennium Pharmaceuticals, Inc. (a)                                       26,700         293,700
                                                                                        -------------
                                                                                            2,021,727
                                                                                        -------------
  Health Care Equipment & Supplies (3.9%)
    Biomet, Inc.                                                               14,735         448,828
    Boston Scientific Corp. (a)                                                18,300         787,815
    Hillenbrand Industries, Inc.                                               12,390         618,261
    Varian Medical Systems, Inc. (a)                                           11,680         629,085
                                                                                        -------------
                                                                                            2,483,989
                                                                                        -------------
  Health Care Providers & Services (14.2%)
    AmerisourceBergen Corp.                                                    11,360         657,176
    Anthem, Inc. (a)                                                            9,577         657,365
    Caremark Rx, Inc. (a)                                                      78,795       1,568,808
    Community Health Systems, Inc. (a)                                         33,590         638,210
    Coventry Health Care, Inc. (a)                                             17,000         693,940
    DaVita, Inc. (a)                                                           51,405       1,059,971
    Laboratory Corporation of America Holdings (a)                             19,720         580,951
    Lincare Holdings, Inc. (a)                                                 14,500         440,365
    Mid Atlantic Medical Services, Inc. (a)                                    30,550       1,330,452
    WellPoint Health Networks, Inc. (a)                                        18,300       1,389,702
                                                                                        -------------
                                                                                            9,016,940
                                                                                        -------------

                 See Accompanying Notes to Financial Statements.

                                                                            SHARES          VALUE
                                                                         ------------   -------------
Common Stocks (continued)

  Pharmaceuticals (5.1%)
    Andrx Corp. (a)                                                            24,000   $     387,360
    Barr Laboratories, Inc. (a)                                                24,510       1,362,756
    Biovail Corp. (a)                                                          13,100         473,565
    Pharmaceutical Resources, Inc. (a)                                         12,855         564,977
    Teva Pharmaceutical Industries Ltd., ADR                                    9,950         464,665
                                                                                        -------------
                                                                                            3,253,323
                                                                                        -------------

Industrials (11.4%)
  Commercial Services & Supplies (8.1%)
    BISYS Group, Inc. (a)                                                      52,980         894,302
    ChoicePoint, Inc. (a)                                                      25,886         913,258
    Education Management Corp. (a)                                             29,970       1,463,135
    Global Payments, Inc.                                                       8,690         269,477
    Republic Services, Inc. (a)                                                17,055         366,000
    Robert Half International, Inc. (a)                                        30,940         503,703
    Weight Watchers International, Inc. (a)                                    15,180         713,156
                                                                                        -------------
                                                                                            5,123,031
                                                                                        -------------
  Construction & Engineering (0.9%)
    Jacobs Engineering Group, Inc. (a)                                         14,120         581,038
                                                                                        -------------
  Electrical Equipment (0.5%)
    American Power Conversion Corp. (a)                                        21,280         331,542
                                                                                        -------------
  Machinery (0.2%)
    Flowserve Corp. (a)                                                         9,180         141,739
                                                                                        -------------
  Trading Companies & Distributors (1.7%)
    Fastenal Co.                                                               10,100         349,359
    W.W. Grainger, Inc.                                                        16,170         746,246
                                                                                        -------------
                                                                                            1,095,605
                                                                                        -------------

Information Technology (21.1%)
  Communications Equipment (1.5%)
    F5 Networks, Inc. (a)                                                      24,610         338,634
    Scientific-Atlanta, Inc.                                                   39,300         638,625
                                                                                        -------------
                                                                                              977,259
                                                                                        -------------
  Computers & Peripherals (0.9%)
    Electronics For Imaging, Inc. (a)                                          28,015         537,888
                                                                                        -------------
  Electronic Equipment & Instruments (4.1%)
    Amphenol Corp., Class A (a)                                                31,300       1,386,277
    Jabil Circuit, Inc. (a)                                                    44,460         831,402
    Symbol Technologies, Inc.                                                  33,700         368,341
                                                                                        -------------
                                                                                            2,586,020
                                                                                        -------------
  Information Technology Consulting & Services (0.5%)
    Acxiom Corp. (a)                                                           24,970         348,581
                                                                                        -------------

                 See Accompanying Notes to Financial Statements.

                                                                            SHARES         VALUE
                                                                         ------------   -------------
Common Stocks (Continued)

  Semiconductor Equipment & Products (3.0%)
    Microchip Technology, Inc.                                                 47,960   $     997,088
    National Semiconductor Corp. (a)                                           17,570         329,086
    Novellus Systems, Inc. (a)                                                 20,500         574,820
                                                                                        -------------
                                                                                            1,900,994
                                                                                        -------------
  Software (11.1%)
    Amdocs Ltd. (a)                                                            37,600         664,016
    Autodesk, Inc.                                                             27,800         432,568
    BMC Software, Inc.                                                         32,000         477,440
    Electronic Arts, Inc.                                                      13,000         770,510
    Fair, Isaac & Co., Inc.                                                    17,630         918,170
    Intuit, Inc. (a)                                                           16,365         634,635
    J.D. Edwards & Co. (a)                                                     30,910         370,302
    Mercury Interactive Corp. (a)                                              22,410         760,595
    Network Associates, Inc. (a)                                               27,600         315,468
    Siebel Systems, Inc. (a)                                                   39,080         338,824
    Symantec Corp. (a)                                                         20,760         912,402
    VERITAS Software Corp. (a)                                                 21,090         464,191
                                                                                        -------------
                                                                                            7,059,121
                                                                                        -------------

Utilities (0.8%)
  Electric Utilities (0.2%)
    Reliant Resources, Inc.                                                    20,300         114,086
                                                                                        -------------
  Multi-Utilities & Unregulated Power (0.6%)
    Calpine Corp. (a)                                                          71,500         383,955
                                                                                        -------------
    Total Common Stocks
      (Cost of $55,172,053)                                                                61,098,992
                                                                                        -------------

                                                                             PAR
                                                                         ------------
Short-Term Obligation (3.0%)
   Repurchase agreement with State Street Bank &
     Trust Co., dated 04/30/03, due 05/01/03 at 1.180%,
     collateralized by a U.S. Treasury Note
     maturing 08/15/09, market value of $1,971,627
     (repurchase proceeds $1,928,063)
     (Cost of $1,928,000)                                                $  1,928,000       1,928,000
                                                                                        -------------

   Total Investments (99.2%)
     (Cost of $57,100,053) (b)                                                             63,026,992

   Other Assets & Liabilities, Net (0.8%)                                                     503,645
                                                                                        -------------

   NET ASSETS (100.0%)                                                                  $  63,530,637
                                                                                        =============

Notes to Schedule of Investments:
(a) Non-income producing.
(b) Cost for both financial statement and federal income tax purposes is the same.

                 See Accompanying Notes to Financial Statements.

                          CMG INTERNATIONAL STOCK FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

April 30, 2003 (Unaudited)

                                                                            SHARES         VALUE
                                                                         ------------   -------------
Common Stocks (96.4%)

Consumer Discretionary (21.1%)
  Auto Components (0.9%)
    Denso Corp.                                                                 9,000   $     128,485
    F.C.C. Co., Ltd.                                                            2,000          47,027
    Nissan Shatai Co., Ltd.                                                    51,900         155,160
                                                                                        -------------
                                                                                              330,672
                                                                                        -------------
  Automobiles (1.0%)
    Honda Motor Co., Ltd.                                                       6,300         208,977
    Nissan Motor Co., Ltd.                                                     21,000         161,362
                                                                                        -------------
                                                                                              370,339
                                                                                        -------------
  Household Durables (5.0%)
    Koninklijke (Royal) Philips Electronics NV (a)                             26,100         486,471
    Land & Houses Public Co., Ltd., NVDR                                    2,029,400         350,591
    Matsushita Electric Industrial Co., Ltd.                                   56,000         446,759
    Pioneer Corp.                                                              23,500         471,658
    Srithai Superware Public Co., Ltd. (a)                                    770,000         140,213
                                                                                        -------------
                                                                                            1,895,692
                                                                                        -------------
  Internet & Catalog Retail (0.6%)
    Belluna Co., Ltd.                                                           6,000         219,684
                                                                                        -------------
  Media (5.6%)
    BEC World Public Co., Ltd.                                                 21,200         101,954
    British Sky Broadcasting PLC (a)                                           33,900         351,647
    JC Decaux SA (a)                                                           24,560         237,534
    Pearson PLC                                                                65,300         544,710
    Reed Elsevier PLC                                                          46,000         367,161
    VNU NV (a)                                                                 18,000         523,271
                                                                                        -------------
                                                                                            2,126,277
                                                                                        -------------
  Multi-Line Retail (4.7%)
    Aeon Co., Ltd.                                                             10,700         243,509
    Don Quijote Co., Ltd.                                                       1,400         127,326
    Marui Co., Ltd.                                                            28,500         237,660
    Next PLC                                                                   28,600         431,624
    Shinsegae Co., Ltd.                                                         2,700         322,222
    Wal-Mart de Mexico SA de CV                                               157,500         435,273
                                                                                        -------------
                                                                                            1,797,614
                                                                                        -------------
  Specialty Retail (1.9%)
    Kingfisher PLC                                                            103,900         406,342
    Shimamura Co., Ltd.                                                         5,700         315,922
                                                                                        -------------
                                                                                              722,264
                                                                                        -------------

                 See Accompanying Notes to Financial Statements.

                                                                            SHARES         VALUE
                                                                         ------------   -------------
Common Stocks (continued)

  Textiles, Apparel & Luxury Goods (1.4%)
    LVMH Moet Hennessy Louis Vuitton SA (a)                                     4,300   $     187,986
    Puma AG                                                                     3,500         336,705
                                                                                        -------------
                                                                                              524,691
                                                                                        -------------

Consumer Staples (11.4%)
  Beverages (3.5%)
    Diageo PLC                                                                 35,600         395,191
    Foster's Group Ltd.                                                       132,500         371,742
    Heineken NV (a)                                                             4,500         167,396
    Pernod-Ricard SA                                                            4,425         389,128
                                                                                        -------------
                                                                                            1,323,457
                                                                                        -------------
  Food & Drug Retailing (1.6%)
    Big C Supercenter Public Co., Ltd.                                        517,000         161,732
    Carrefour SA (a)                                                            4,535         197,601
    Seven-Eleven Japan Co., Ltd.                                               10,000         238,495
                                                                                        -------------
                                                                                              597,828
                                                                                        -------------
  Food Products (3.2%)
    Nestle SA                                                                   1,800         367,374
    Unilever NV                                                                11,115         701,543
    Yakult Honsha Co., Ltd.                                                     9,000         132,264
                                                                                        -------------
                                                                                            1,201,181
                                                                                        -------------
  Household Products (1.3%)
    Reckitt Benckiser PLC                                                      28,100         495,994
                                                                                        -------------
  Personal Products (0.9%)
    L'Oreal SA (a)                                                              4,650         333,007
                                                                                        -------------
  Tobacco (0.9%)
    Imperial Tobacco Group PLC                                                 21,200         355,043
                                                                                        -------------

Energy (3.2%)
  Oil & Gas (3.2%)
    BP PLC, ADR                                                                12,920         497,937
    ENI S.p.A                                                                  38,700         552,564
    Total Fina Elf SA                                                           1,341         176,176
                                                                                        -------------
                                                                                            1,226,677
                                                                                        -------------

Financials (15.7%)
  Banks (12.9%)
    Banco Popular Espanol SA                                                    4,800         233,137
    Banco Santander Central Hispano SA                                         23,900         188,127
    Bank of Ireland                                                            41,460         512,239
    Barclays PLC                                                               57,752         399,300
    Credit Agricole SA                                                          7,400         136,437
    Credit Lyonnais SA                                                          2,200         136,643
    Danske Bank A/S                                                            20,900         402,752

                 See Accompanying Notes to Financial Statements.

                                                                            SHARES          VALUE
                                                                         ------------   -------------
Common Stocks (continued)

  Banks (continued)
    Grupo Financiero BBVA Bancomer SA de CV (a)                               360,000   $     312,436
    Kookmin Bank                                                                5,100         143,136
    Royal Bank of Scotland Group PLC                                           29,604         777,064
    Siam Commercial Bank Public Co., Ltd. (a)                                 195,600         156,398
    Standard Chartered Bank Ltd. (a)                                           49,000         547,078
    UBS AG (Registered Shares)                                                  7,000         332,497
    UniCredito Italiano S.p.A                                                 139,200         610,107
                                                                                        -------------
                                                                                            4,887,351
                                                                                        -------------
  Diversified Financials (0.9%)
    ING Groep NV                                                               11,700         190,340
    Nomura Holdings, Inc.                                                      16,000         158,683
                                                                                        -------------
                                                                                              349,023
                                                                                        -------------
  Insurance (1.0%)
    Converium Holding AG (a)                                                    3,100         140,155
    Irish Life & Permanent PLC                                                 20,800         241,683
                                                                                        -------------
                                                                                              381,838
                                                                                        -------------
  Real Estate (0.9%)
    Mitsubishi Estate Co., Ltd.                                                55,000         322,388
                                                                                        -------------

Health Care (13.5%)
  Health Care Equipment & Supplies (3.5%)
    Olympus Optical Co., Ltd.                                                  17,000         294,802
    ResMed, Inc. (a)                                                            8,600         315,448
    Smith & Nephew PLC (a)                                                    104,900         700,115
                                                                                        -------------
                                                                                            1,310,365
                                                                                        -------------
  Pharmaceuticals (10.0%)
    Chugai Pharmaceutical Co., Ltd.                                            23,000         241,434
    CSL Ltd.                                                                   18,300         179,240
    Dr. Reddy's Laboratories Ltd., ADR                                         11,400         215,460
    GlaxoSmithKline PLC                                                        19,643         394,006
    Novartis AG (a)                                                            12,580         496,793
    Ranbaxy Laboratories Ltd., GDR                                             18,600         288,300
    Sanofi Synthelabo SA (a)                                                    8,650         516,945
    Sawai Pharmaceutical Co., Ltd.                                              8,500         205,576
    Schering AG                                                                 6,700         299,276
    Takeda Chemical Industries Ltd.                                             8,000         293,584
    Taro Pharmaceutical Industries Ltd. (a)                                     2,100          96,096
    Teva Pharmaceutical Industries Ltd., ADR                                   12,300         574,410
                                                                                        -------------
                                                                                            3,801,120
                                                                                        -------------

Industrials (6.6%)
  Air Freight & Logistics (0.4%)
    Exel PLC                                                                   14,500         139,161
                                                                                        -------------

                 See Accompanying Notes to Financial Statements.

                                                                            SHARES          VALUE
                                                                         ------------   -------------
Common Stocks (continued)

  Commercial Services & Supplies (1.6%)
    Amadeus Global Travel Distribution SA                                      78,800   $     394,716
    Capita Group PLC                                                           53,900         218,557
                                                                                        -------------
                                                                                              613,273
                                                                                        -------------
  Industrial Conglomerates (1.3%)
    Smiths Group PLC                                                           17,300         185,127
    Wesfarmers Ltd.                                                            19,920         305,635
                                                                                        -------------
                                                                                              490,762
                                                                                        -------------
  Transportation Infrastructure (3.3%)
    ACESA Infraestructuras SA (a)                                              30,945         403,086
    BAA PLC                                                                    44,500         343,799
    Cosco Pacific Ltd.                                                        394,000         333,425
    Zhejiang Expressway Co., Ltd., Class H                                    458,000         174,707
                                                                                        -------------
                                                                                            1,255,017
                                                                                        -------------

Information Technology (7.4%)
  Communications Equipment (0.3%)
    Nokia Oyj, ADR                                                              8,000         132,560
                                                                                        -------------
  Electronic Equipment & Instruments (1.2%)
    Hoya Corp.                                                                  4,000         236,816
    Keyence Corp.                                                               1,320         212,499
                                                                                        -------------
                                                                                              449,315
                                                                                        -------------
  Information Technology Consulting & Services (0.3%)
    Indra Sistemas SA                                                          11,400          98,147
                                                                                        -------------
  Office Electronics (1.1%)
    Canon, Inc.                                                                10,000         404,770
                                                                                        -------------
  Semiconductor Equipment & Products (3.6%)
    Rohm Co., Ltd.                                                              2,800         288,982
    Samsung Electronics Co., Ltd.                                               1,350         338,889
    Taiwan Semiconductor Manufacturing Co., Ltd. (a)                           45,000         376,650
    Tokyo Electron Ltd.                                                         9,400         352,855
                                                                                        -------------
                                                                                            1,357,376
                                                                                        -------------
  Software (0.9%)
    Dassault Systemes SA                                                       12,352         357,561
                                                                                        -------------

Materials (8.1%)
  Chemicals (2.4%)
    Givaudan SA                                                                   790         306,145
    L'Air Liquide SA                                                            1,580         239,728
    Shin-Etsu Chemical Co., Ltd.                                               12,200         365,754
                                                                                        -------------
                                                                                              911,627
                                                                                        -------------

                 See Accompanying Notes to Financial Statements.

                                                                            SHARES          VALUE
                                                                         ------------   -------------
Common Stocks (continued)

  Construction Materials (0.9%)
    Siam Cement Public Co., Ltd. (a)                                          126,000   $     355,924
                                                                                        -------------
  Containers & Packaging (1.0%)
    Amcor Ltd.                                                                 76,300         397,076
                                                                                        -------------
  Metals & Mining (2.0%)
    BHP Billiton Ltd.                                                          65,500         370,815
    Rio Tinto PLC                                                              19,163         366,600
                                                                                        -------------
                                                                                              737,415
                                                                                        -------------
  Paper & Forest Products (1.8%)
    Stora Enso Oyj, Class R                                                    27,500         299,483
    Svenska Cellulosa AB, Class B                                               5,600         189,779
    UPM-Kymmene Corp.                                                          12,000         175,765
                                                                                        -------------
                                                                                              665,027
                                                                                        -------------

Telecommunication Services (6.1%)
  Diversified Telecommunication Services (2.0%)
    Telefonica SA (a)                                                          69,602         771,217
                                                                                        -------------
  Wireless Telecommunication Services (4.1%)
    NTT DoCoMo, Inc.                                                              186         384,246
    Orange SA (a)                                                              26,100         209,530
    Vodafone Group PLC                                                        476,028         940,367
                                                                                        -------------
                                                                                            1,534,143
                                                                                        -------------

Utilities (3.3%)
  Electric Utilities (1.9%)
    Huaneng Power International, Inc., Class H                                418,000         396,612
    National Grid Transco PLC                                                  50,300         330,680
                                                                                        -------------
                                                                                              727,292
                                                                                        -------------
  Gas Utilities (1.4%)
    Centrica PLC                                                               67,000         178,170
    Hong Kong and China Gas Co., Ltd.                                         140,000         165,148
    Snam Rete Gas S.p.A                                                        50,500         183,508
                                                                                        -------------
                                                                                              526,826
                                                                                        -------------
    Total Common Stocks
      (Cost of $36,148,209)                                                                36,496,994
                                                                                        -------------

                 See Accompanying Notes to Financial Statements.

                                                                             PAR            VALUE
                                                                        -------------   -------------
Short-Term Obligations (3.3%)

   Time Deposit (0.1%)
     Euro Dollar Time Deposit
       1.550% 01/01/05                                                  EUR   26,450    $      29,574
                                                                                        -------------

   Repurchase Agreement (3.2%)
     Repurchase agreement with State Street Bank &
       Trust Co., dated 04/30/03, due 05/01/03 at 1.180%,
       collateralized by a U.S. Treasury Note
       maturing 03/31/04, market value of $1,234,878
       (repurchase proceeds $1,206,040)                                 $  1,206,000        1,206,000
                                                                                        -------------

     Total Short-Term Obligations
       (Cost of $1,234,366)                                                                 1,235,574
                                                                                        -------------

     Total Investments (99.7%)
       (Cost of $37,382,575) (b)                                                           37,732,568

     Other Assets & Liabilities, Net (0.3%)                                                   127,161
                                                                                        -------------

     NET ASSETS (100.0%)                                                                $  37,859,729
                                                                                        =============

Notes to Schedule of Investments:
(a) Non-income producing.
(b) Cost for both financial statement and federal income tax purposes is the same.

      ACRONYM                  NAME
   -------------    ----------------------------
        EUR                    Euro
       NVDR         Non-Voting Depositary Receipt

                 See Accompanying Notes to Financial Statements.

SUMMARY OF SECURITIES                                            % OF TOTAL
BY COUNTRY                                 VALUE                 INVESTMENTS
-------------------------             ----------------       ------------------
United Kingdom                          $  9,365,672                      24.8%
Japan                                      6,896,677                      18.3
France                                     3,118,276                       8.3
Spain                                      2,088,430                       5.5
Netherlands                                2,069,021                       5.5
Switzerland                                1,642,964                       4.3
Australia                                  1,624,508                       4.3
United States*                             1,521,448                       4.0
Italy                                      1,346,180                       3.6
Thailand                                   1,266,811                       3.4
South Korea                                  804,247                       2.1
Ireland                                      753,922                       2.0
Mexico                                       747,709                       2.0
Israel                                       670,506                       1.8
Germany                                      665,555                       1.8
Finland                                      607,809                       1.6
China                                        571,319                       1.5
India                                        503,760                       1.3
Denmark                                      402,752                       1.1
Taiwan                                       376,650                       1.0
Bermuda                                      333,425                       0.9
Sweden                                       189,779                       0.5
Hong Kong                                    165,148                       0.4
                                      ----------------       ------------------
                                        $ 37,732,568                     100.0%
                                      ================       ==================

* Includes short-term obligations.

                 See Accompanying Notes to Financial Statements.

                               CMG SMALL CAP FUND
                             CMG SMALL/MID CAP FUND
                          CMG INTERNATIONAL STOCK FUND
                          Portfolios of CMG Fund Trust
                      STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)

                                                                  CMG             CMG              CMG
                                                               SMALL CAP      SMALL/MID CAP    INTERNATIONAL
                                                                 FUND             FUND          STOCK FUND
                                                             -------------    -------------    -------------
ASSETS:
  Investments at identified cost                             $ 215,911,240    $  57,100,053    $  37,382,575
                                                             -------------    -------------    -------------
  Investments at value                                       $ 247,426,549    $  63,026,992    $  37,732,568
  Cash                                                                 230              843              116
  Cash denominated in foreign currencies (cost of $48,671)               -                -           49,548
  Receivable for:
     Investments sold                                            7,189,847        1,524,891                -
     Interest                                                            -               63               77
     Dividends                                                           -            3,090          149,370
     Foreign tax reclaims                                              633                -           84,994
  Expense reimbursement due from investment advisor                      -           16,643            6,301
  Other assets                                                           -            5,974            9,522
                                                             -------------    -------------    -------------
  Total assets                                                 254,617,259       64,578,496       38,032,496
                                                             -------------    -------------    -------------

LIABILITIES:
  Payable for:
     Investments purchased                                       3,642,126          996,987          136,224
     Investment management fee                                     146,739           37,945           22,353
     Transfer agent fee                                              2,142                -                -
     Trustees' fee                                                   6,950                -                -
     Audit fee                                                      14,263           12,927           14,190
  Other liabilities                                                 17,294                -                -
                                                             -------------    -------------    -------------
  Total liabilities                                              3,829,514        1,047,859          172,767
                                                             -------------    -------------    -------------
NET ASSETS                                                   $ 250,787,745    $  63,530,637    $  37,859,729
                                                             =============    =============    =============

NET ASSETS consist of:
  Paid-in capital                                            $ 333,074,079    $  83,459,861    $  46,513,850
  Undistributed (accumulated) net investment income (loss)        (493,979)        (114,084)         213,205
  Accumulated net realized loss                               (113,307,664)     (25,742,079)      (9,227,224)
  Net unrealized appreciation on:
   Investments                                                  31,515,309        5,926,939          349,993
   Foreign currency                                                      -                -            9,905
                                                             -------------    -------------    -------------
NET ASSETS                                                   $ 250,787,745    $  63,530,637    $  37,859,729
                                                             =============    =============    =============
Shares of capital stock outstanding                             62,897,854        8,740,007        4,047,094
                                                             =============    =============    =============
Net asset value, offering and redemption price per share     $        3.99    $        7.27    $        9.35
                                                             =============    =============    =============

                 See Accompanying Notes to Financial Statements.

                               CMG SMALL CAP FUND
                             CMG SMALL/MID CAP FUND
                          CMG INTERNATIONAL STOCK FUND
                          Portfolios of CMG Fund Trust
                            STATEMENTS OF OPERATIONS

For the Six Months Ended April 30, 2003 (Unaudited)

                                                                  CMG              CMG              CMG
                                                               SMALL CAP      SMALL/MID CAP    INTERNATIONAL
                                                                  FUND             FUND          STOCK FUND
                                                             -------------    -------------    -------------
NET INVESTMENT INCOME:
   Income:
      Dividends                                              $     255,166    $      82,387    $     394,299
      Interest                                                      93,021           10,980            8,054
      Foreign withholding tax                                       (1,494)            (297)         (43,935)
                                                             -------------    -------------    -------------
         Total income                                              346,693           93,070          358,418
                                                             -------------    -------------    -------------

   Expenses:
      Investment management fee                                    873,273          218,085          110,289
      Transfer agent fee                                             9,000            6,000            6,000
      Trustees' fee                                                  5,936            1,533            1,650
      Custody fee                                                   14,962            3,858           18,387
      Other expenses                                                10,184           15,671            7,440
                                                             -------------    -------------    -------------
         Total expenses                                            913,355          245,147          143,766
      Expense reimbursement by investment advisor                        -          (16,643)          (6,301)
      Custody earnings credit                                         (540)             (24)             (83)
                                                             -------------    -------------    -------------
         Net expenses                                              912,815          228,480          137,382
                                                             -------------    -------------    -------------
   Net investment income (loss)                                   (566,122)        (135,410)         221,036
                                                             -------------    -------------    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
   FOREIGN CURRENCY AND FOREIGN CAPITAL GAINS TAX:
   Net realized loss on:
      Investments                                               (6,109,791)      (1,738,269)      (2,097,234)
      Foreign currency transactions                                      -                -          (15,299)
      Foreign capital gains tax                                          -                -           (9,256)
                                                             -------------    -------------    -------------
         Net realized loss                                      (6,109,791)      (1,738,269)      (2,121,789)
                                                             -------------    -------------    -------------
   Net change in unrealized appreciation/depreciation on:
      Investments                                               25,792,654        4,635,924        1,951,185
      Foreign currency translations                                      -                -            4,989
                                                             -------------    -------------    -------------
         Net change in net unrealized appreciation/
         depreciation                                           25,792,654        4,635,924        1,956,174
                                                             -------------    -------------    -------------
   Net gain (loss)                                              19,682,863        2,897,655         (165,615)
                                                             -------------    -------------    -------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                           $  19,116,741    $   2,762,245    $      55,421
                                                             -------------    -------------    -------------

                 See Accompanying Notes to Financial Statements.

                               CMG SMALL CAP FUND
                          A Portfolio of CMG Fund Trust
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                               CMG SMALL CAP FUND
                                                                       ----------------------------------
                                                                         (UNAUDITED)
                                                                         SIX MONTHS
                                                                            ENDED           YEAR ENDED
                                                                       APRIL 30, 2003    OCTOBER 31, 2002
                                                                       --------------    ----------------
Operations:
   Net investment loss                                                 $     (566,122)   $     (1,466,876)
   Net realized loss on investments                                        (6,109,791)        (50,084,055)
   Net change in unrealized appreciation/depreciation on investments       25,792,654          (2,348,752)
                                                                       --------------    ----------------
   Net increase (decrease) from operations                                 19,116,741         (53,899,683)

Distributions declared to shareholders:
   From net realized gains                                                          -             (74,803)

Net capital share transactions                                              3,797,326          (1,672,970)
                                                                       --------------    ----------------
Net increase (decrease) in net assets                                      22,914,067         (55,647,456)

NET ASSETS:
Beginning of period                                                       227,873,678         283,521,134
                                                                       --------------    ----------------
End of period                                                          $  250,787,745    $    227,873,678
                                                                       ==============    ================
Undistributed (accumulated) net investment income (loss)               $     (493,979)   $         72,143
                                                                       ==============    ================

                 See Accompanying Notes to Financial Statements

                             CMG SMALL/MID CAP FUND
                          CMG INTERNATIONAL STOCK FUND
                          Portfolios of CMG Fund Trust
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                      CMG SMALL/                         CMG INTERNATIONAL
                                                     MID CAP FUND                            STOCK FUND
                                          ----------------------------------    ----------------------------------
                                            (UNAUDITED)                          (UNAUDITED)
                                            SIX MONTHS                           SIX MONTHS
                                               ENDED           YEAR ENDED           ENDED            YEAR ENDED
                                          APRIL 30, 2003    OCTOBER 31, 2002    APRIL 30, 2003    OCTOBER 31, 2002
                                          --------------    ----------------    --------------    ----------------
Operations:
   Net investment income (loss)           $     (135,410)   $       (287,809)   $      221,036    $         48,664
   Net realized loss on
     investments, foreign
     currency transactions and
     foreign capital gains tax                (1,738,269)        (11,733,008)       (2,121,789)         (3,433,114)
   Net change in unrealized
     appreciation/depreciation
     on investments and foreign
     currency translations                     4,635,924           1,504,894         1,956,174              68,234
                                          --------------    ----------------    --------------    ----------------
   Net increase (decrease)
     from operations                           2,762,245         (10,515,923)           55,421          (3,316,216)

Distributions declared to shareholders:
   From net investment income                          -                   -           (92,056)            (69,418)

Net capital share transactions                 5,999,613          15,893,745        17,280,751           3,448,057
                                          --------------    ----------------    --------------    ----------------
Net increase in net assets                     8,761,858           5,377,822        17,244,116              62,423

NET ASSETS:
Beginning of period                           54,768,779          49,390,957        20,615,613          20,553,190
                                          --------------    ----------------    --------------    ----------------
End of period                             $   63,530,637    $     54,768,779    $   37,859,729    $     20,615,613
                                          ==============    ================    ==============    ================
Undistributed (accumulated) net
   investment income (loss)               $     (114,084)   $         21,326    $      213,205    $         84,225
                                          ==============    ================    ==============    ================

                 See Accompanying Notes to Financial Statements.

                               CMG SMALL CAP FUND
                             CMG SMALL/MID CAP FUND
                          CMG INTERNATIONAL STOCK FUND
                          Portfolios of CMG Fund Trust
                          NOTES TO FINANCIAL STATEMENTS

April 30, 2003 (Unaudited)

1.   SIGNIFICANT ACCOUNTING POLICIES:

CMG Small Cap Fund, CMG Small/Mid Cap Fund and CMG International Stock Fund (formerly CMC Small Cap Fund, CMC Small/Mid Cap Fund and CMC International Stock Fund, respectively) (the "Funds") are portfolios of CMG Fund Trust (formerly
CMC Fund Trust) (the "Trust"), an open-end diversified investment company registered under the Investment Company Act of 1940, as amended. The Trust has established five other portfolios, CMG Strategic Equity Fund, CMG Fixed Income Securities Fund, CMG High Yield Fund, CMG International Bond Fund and CMG Short Term Bond Fund, which are not included in these financial statements. The CMG International Bond Fund is not yet operational. Each portfolio issues a separate series of the Trust's shares and maintains a separate investment portfolio. Following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by each Fund in the preparation of its financial statements.

INVESTMENT VALUATION. Portfolio securities are valued daily based on the last sales prices reported by the principal securities exchanges on which the investments are traded or, in the absence of recorded sales, at the closing bid prices on such exchanges or over-the-counter markets. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost, which approximates market value. Investment securities for which market quotations are not readily available will be valued at fair market value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the New York Stock Exchange, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the value of such securities and such exchange rates occur during such period, then these securities will be valued as their fair value as determined in good faith by or under the supervision of the Board of Trustees.

REPURCHASE AGREEMENTS. The Funds may engage in repurchase agreement transactions. The Funds, through their custodian, receive delivery of underlying securities collateralizing repurchase agreements. The Funds' investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

INVESTMENT TRANSACTIONS. Investment transactions are accounted for as of the date the investments are purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME AND EXPENSES. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis and each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses incurred on behalf of the Trust and its underlying portfolios.

FORWARD CURRENCY EXCHANGE CONTRACTS. The CMG International Stock Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the US dollar value of the portfolio securities denominated in a foreign currency. Contracts are valued at the prevailing forward exchange rate of the underlying currencies. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in the net realized gains or losses from foreign currency transactions. Fluctuations in the value of forward currency contracts are recorded for financial reporting purposes as unrealized gains or losses. The Fund could be exposed to risks if counterparties to the forward contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The effect of any change in the value of a hedged foreign currency would be offset by the corresponding change (resulting from a change in exchange rates) in value of the securities denominated in that currency. Net realized loss arising from such transactions for the six months ended April 30, 2003, amounted to $15,299 and is included in realized loss on foreign currency transactions. As of April 30, 2003, the Fund had no outstanding forward currency contracts.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the CMG International Stock Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities of the Fund are translated into U.S. dollars at the daily rates of exchange on the valuation date. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The CMG International Stock Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices on investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the CMG International Stock Fund's books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

USE OF ESTIMATES. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income are declared and paid annually. Distributions from any net realized gains are generally declared and paid annually. Additional distributions of net investment income and capital gains for each Fund may be made at the discretion of the Board of Trustees in accordance with the requirements of the Internal Revenue Code. Distributions to shareholders are recorded on the ex-date.

FEDERAL INCOME TAXES. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable net investment income and net realized gains to its shareholders in a manner that results in no tax to the Funds. Therefore, no federal income or excise tax provision is required.

FOREIGN CAPITAL GAINS TAXES. Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 30%. The Funds provide for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

OTHER. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES:

Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation ("Fleet") is the investment advisor of the Funds.

On April 1, 2003, Colonial Management Associates, Inc. ("Colonial"), the previous administrator to the Funds, merged into Columbia. At the time of the merger, Columbia assumed the obligations of Colonial with respect to the Funds. The merger did not change the way the Funds are managed, the investment personnel assigned to manage the Funds or the fees paid by the Funds to Columbia.

Investment management fees are paid monthly to Columbia. The Fund's fees are based on an annual rate of 0.75% of average daily net assets. Effective March 1, 2003, for the CMG Small/Mid Cap Fund and the CMG International Stock Fund the investment management fee is a unified fee which includes accounting expenses, legal fees, transfer agent fees, custody fees and miscellaneous expenses. The unified fee does not include Trustee's fees, Trustee legal counsel fees, audit fees and interest expenses associated with any borrowings by the Funds.

Effective February 27, 2003, Columbia contractually agreed to reimburse ordinary expenses (expenses incurred throughout the ordinary course of business) of the CMG Small/Mid Cap Fund and CMG International Stock Fund indefinitely, to the extent that these expenses, together with the advisory fee, exceed 0.75% of the Fund's average daily net assets. Prior to February 27, 2003, the rate in effect for CMG Small/Mid Cap Fund was 0.80% of the Fund's average daily net assets.

Trustees' fees and expenses are paid directly by each Fund to trustees having no affiliation with the Funds other than their capacity as trustees. Other officers and trustees received no compensation from the Funds.

The transfer agent for the Funds is Liberty Funds Services, Inc. ("LFSI"), an indirect, wholly-owned subsidiary of Fleet. LFSI is compensated based on a per account fee or minimum of $1,500 per month. Effective March 1, 2003, for the CMG Small/Mid Cap Fund and the CMG International Stock Fund transfer agent fees are included in the unified fee.

Columbia is responsible for providing pricing and bookkeeping services to the Funds under a Pricing, Bookkeeping and Fund Administration Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of these functions to State Street Bank and Trust Company ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement. The Funds are not charged a fee for these services.

OTHER. The Funds each have an agreement with their custodian bank under which custody fees were reduced by balance credits. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income producing asset if it had not entered into such an agreement. The amounts of custody credits for the six months ended April 30, 2003 were as follows:

                        CMG Small Cap Fund                    $  540
                        CMG Small/Mid Cap Fund                    24
                        CMG International Stock Fund              83

3. FEDERAL INCOME TAX:

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following capital loss carryforwards, determined as of October 31, 2002, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                        CMG           CMG SMALL/          CMG
                                     SMALL CAP         MID CAP        INTERNATIONAL
                                        FUND             FUND           STOCK FUND
                                   --------------    -------------    -------------
YEAR OF EXPIRATION
2009                               $   52,068,024    $  11,372,398     $  3,488,300
2010                                   52,106,545       11,756,670        3,440,479
                                   --------------    -------------    -------------
                                   $  104,174,569    $  23,129,068     $  6,928,779
                                   ==============    =============    =============

4. INVESTMENT TRANSACTIONS:

For both financial statement and federal income tax purposes, unrealized appreciation (depreciation) on investments at April 30, 2003, were as follows:

                                                                            NET
                                     UNREALIZED       UNREALIZED        UNREALIZED
FUND                                APPRECIATION     DEPRECIATION      APPRECIATION
----                               --------------    -------------    -------------
CMG Small Cap Fund                 $  39,148,026     $  (7,632,717)   $  31,515,309
CMG Small/Mid Cap Fund                 7,794,096        (1,867,157)       5,926,939
CMG International Stock Fund           2,476,872        (2,126,879)         349,993

For the six months ended April 30, 2003, purchases and sales and maturities of long-term securities, excluding U.S. Government securities, were as follows:

                                                        SALES AND
                                      PURCHASES        MATURITIES
                                   --------------    --------------
CMG Small Cap Fund                 $  132,719,170    $  124,425,693
CMG Small/Mid Cap Fund                 39,028,864        34,718,237
CMG International Stock Fund           28,064,690        11,287,464

5. CAPITAL STOCK ACTIVITY:

At April 30, 2003, each Fund had 100 million shares of no par value capital stock authorized. Transactions of capital shares were as follows:

                                                               CMG SMALL CAP FUND
                                                       ----------------------------------
                                                         SIX MONTHS
                                                            ENDED           YEAR ENDED
                                                       APRIL 30, 2003    OCTOBER 31, 2002
                                                       --------------    ----------------
SHARES:
  Shares sold                                               4,958,610          28,006,875
  Shares issued for reinvestment of distributions                   -              15,143
                                                       --------------    ----------------
                                                            4,958,610          28,022,018
  Less shares redeemed                                     (4,072,966)        (30,327,298)
                                                       --------------    ----------------
  Net increase (decrease) in shares                           885,644          (2,305,280)
                                                       ==============    ================

AMOUNTS:
  Sales                                                $   18,651,622    $    122,231,939
  Reinvestment of distributions                                     -              74,656
                                                       --------------    ----------------
                                                           18,651,622         122,306,595
  Less redemptions                                        (14,854,296)       (123,979,565)
                                                       --------------    ----------------
  Net increase (decrease)                              $    3,797,326    $     (1,672,970)
                                                       ==============    ================

                                                             CMG SMALL/MID CAP FUND
                                                       ----------------------------------
                                                         SIX MONTHS
                                                            ENDED           YEAR ENDED
                                                       APRIL 30, 2003    OCTOBER 31, 2002
                                                       --------------    ----------------
SHARES:
  Shares sold                                               1,112,250           2,797,021
  Less shares redeemed                                       (243,911)         (1,096,189)
                                                       --------------    ----------------
  Net increase in shares                                      868,339           1,700,832
                                                       ==============    ================

AMOUNTS:
  Sales                                                $    7,711,574    $     23,551,961
  Less redemptions                                         (1,711,961)         (7,658,216)
                                                       --------------    ----------------
  Net increase                                         $    5,999,613    $     15,893,745
                                                       ==============    ================

                                                          CMG INTERNATIONAL STOCK FUND
                                                       ----------------------------------
                                                         SIX MONTHS
                                                            ENDED           YEAR ENDED
                                                       APRIL 30, 2003    OCTOBER 31, 2002
                                                       --------------    ----------------
SHARES:
  Shares sold                                               2,043,246             944,395
  Shares issued for reinvestment of distributions               9,466               6,392
                                                       --------------    ----------------
                                                            2,052,712             950,787
  Less shares redeemed                                       (217,533)           (710,896)
                                                       --------------    ----------------
  Net increase in shares                                    1,835,179             239,891
                                                       ==============    ================

AMOUNTS:
  Sales                                                $   19,222,728    $     10,312,316
  Reinvestment of distributions                                86,707              69,418
                                                       --------------    ----------------
                                                           19,309,435          10,381,734
  Less redemptions                                         (2,028,684)         (6,933,677)
                                                       --------------    ----------------
  Net increase                                         $   17,280,751    $      3,448,057
                                                       ==============    ================

6. LINE OF CREDIT:

The Funds are a party to a $100,000,000 uncommitted line of credit that covers all the funds of the Trust together with the Columbia Funds, an affiliated group of funds managed by the investment advisor. The uncommitted line of credit expires on July 2, 2003. The Funds did not utilize the line of credit during the six months ended April 30, 2003.

                                 CMG FUND TRUST
                 1300 S.W. SIXTH AVENUE, PORTLAND, OREGON 97201


                                  - TRUSTEES -
                                 JAMES C. GEORGE
                               PATRICK J. SIMPSON
                              RICHARD L. WOOLWORTH
                                CHARLES R. NELSON


                             - INVESTMENT ADVISOR -
                       COLUMBIA MANAGEMENT ADVISORS, INC.
                             1300 S.W. SIXTH AVENUE
                             PORTLAND, OREGON 97201


                                - LEGAL COUNSEL -
                                 STOEL RIVES LLP
                        900 S.W. FIFTH AVENUE, SUITE 2300
                           PORTLAND, OREGON 97204-1268


                               - TRANSFER AGENT -
                          LIBERTY FUNDS SERVICES, INC.
                                  P.O. BOX 8081
                        BOSTON, MASSACHUSETTS 02266-8081


                                               CMC-03/989N-0503 (06/03) C-03/011


This information must be preceded or accompanied by a current prospectus. Please read it carefully before investing. The manager's views contained in this report are subject to change at any time, based on market and other considerations. Portfolio changes should not be considered recommendations for action by individual investors.

Funds distributed by Columbia Financial Center, Inc., 1301 SW Fifth Avenue, Portland, Oregon 97201

[COLUMBIA MANAGEMENT GROUP LOGO]

A FLEETBOSTON FINANCIAL COMPANY


CMG FIXED INCOME SECURITIES FUND
CMG HIGH YIELD FUND
PORTFOLIOS OF CMG FUND TRUST


SEMIANNUAL REPORT
APRIL 30, 2003

                                                    NOT FDIC     MAY LOSE VALUE
ADVISED BY COLUMBIA MANAGEMENT ADVISORS, INC.       INSURED    NO BANK GUARANTEE

                        CMG FIXED INCOME SECURITIES FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

We are pleased to provide you with an investment review of CMG Fixed Income Securities Fund. For the six-month period ended April 30, 2003, the fund returned 3.60%. The fund underperformed the Lehman Brothers Aggregate Bond Index, which returned 4.31%, and the Lipper A Rated Bond Fund Index, which returned 5.34% over the same period. We believe that the fund's relatively low exposure to corporate bonds, especially lower-quality bonds, which rallied strongly during the period, accounted for its relatively weak performance.

The fixed-income markets fluctuated during the period as economic considerations were driven by news related to the war in Iraq. Nevertheless, interest rates moved lower and bond prices moved higher. Early in the six-month period, the federal funds rate-the interest rate banks charge each other for overnight loans-was reduced by one-half of a percentage point to a record low of 1.25%.
By the end of the period, with the war coming to an end, the yield on the 10-year US Treasury stood at 3.85%, after declining to a record low of 3.57% in mid-March.

Many investors were surprised that interest rates continued to decline, as they had expected the next move to be upward. However, continued weak economic growth kept interest rates low. In the fourth quarter of 2002, US gross domestic product (GDP)-a measure of the economy's growth-rose only 1.4%, followed by a growth rate of 1.6% in the first quarter of 2003. These figures were well below the 4% growth rate achieved in the third quarter of 2002.

Also during this period, lower quality bonds generated superior returns as investors were generally willing to take on extra risk in pursuit of higher yields. Corporate bonds outpaced Treasuries by a wide margin. Agency and mortgage-backed securities also performed better than Treasuries.

Although we raised the fund's commitment to corporate bonds from 26% of net assets to 35% of net assets during the period, our focus on higher-quality corporate bonds was out of favor in this environment. Most of our holdings were rated A or better. By comparison, the Lehman Brothers Aggregate Bond Index had a higher weighting in the BBB segment, where the gains were the biggest. The index also included some previously distressed telecommunications and utilities securities that rebounded sharply during the six-month period.

Looking ahead, we believe that the economy has the potential to improve over the next 12 months. If economic growth picks up and the stock market rallies, we might see some upward pressure on interest rates. Even if the economy does not recover by year end, we do not expect the Federal Reserve to continue to lower interest rates. With rates at historically low levels, the amount of additional stimulus generated by another fractional reduction would likely be limited. In either case, we don't believe that inflation is likely to be a problem, which means that bond investors have an opportunity to achieve a positive inflation-adjusted return despite low prevailing interest rates.

The fund's top ten holdings (as a percentage of net assets) as of April 30, 2003 were:

HOLDING                                                                 (%)
Federal National Mortgage Association, 5.000% TBA                      14.7
Federal Home Loan Mortgage Corp., 6.000%
05/01/2017 - 05/01/2033                                                 5.1
US Treasury Bond, 6.250% 08/15/2023                                     4.6
US Treasury Bond, 8.875% 08/15/2017                                     3.0
US Treasury Inflation Index Bonds, 3.375% 01/15/2007                    2.5
Residential Asset Securitization Trust, 5.180% 01/25/2027               2.5
US Treasury Note, 3.325% 01/15/2008                                     2.5
Federal National Mortgage Association, 6.000% 03/01/2033                2.4
Federal Home Loan Mortgage Corp., 6.000% TBA                            2.3
Residential Asset Securitization Trust, 5.820% 01/25/2027               1.9

We appreciate your continued confidence in the CMG Fixed Income Securities Fund.

The Columbia Investment Team
April 30, 2003

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE INVESTMENT RESULTS. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. Total return performance is illustrated for the period ended April 30, 2003.

Investing in fixed-income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates; the financial strength of issuers of lower-rated bonds; political and economic developments.

Because the fund is actively managed, there is no guarantee the fund will continue to maintain the top ten holdings breakdown listed. The fund's holdings and their weightings within the portfolio may change as market conditions change.

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

             CMG FIXED INCOME   LEHMAN BROTHERS AGGREGATE   LIPPER A RATE
             SECURITIES FUND    BOND INDEX                  BOND INDEX
 8/31/2000          $  10,000                   $  10,000       $  10,000
 9/30/2000          $  10,075                   $  10,063       $  10,055
10/31/2000          $  10,130                   $  10,129       $  10,097
11/30/2000          $  10,309                   $  10,296       $  10,247
12/31/2000          $  10,522                   $  10,487       $  10,457
 1/31/2001          $  10,681                   $  10,659       $  10,651
 2/28/2001          $  10,786                   $  10,752       $  10,747
 3/31/2001          $  10,844                   $  10,806       $  10,785
 4/30/2001          $  10,784                   $  10,760       $  10,723
 5/31/2001          $  10,850                   $  10,825       $  10,794
 6/30/2001          $  10,897                   $  10,866       $  10,837
 7/31/2001          $  11,144                   $  11,109       $  11,083
 8/31/2001          $  11,264                   $  11,237       $  11,208
 9/30/2001          $  11,424                   $  11,368       $  11,252
10/31/2001          $  11,651                   $  11,606       $  11,495
11/30/2001          $  11,503                   $  11,446       $  11,356
12/31/2001          $  11,445                   $  11,373       $  11,271
 1/31/2002          $  11,499                   $  11,465       $  11,350
 2/28/2002          $  11,605                   $  11,576       $  11,434
 3/31/2002          $  11,426                   $  11,384       $  11,251
 4/30/2002          $  11,636                   $  11,605       $  11,450
 5/31/2002          $  11,736                   $  11,703       $  11,537
 6/30/2002          $  11,823                   $  11,804       $  11,587
 7/31/2002          $  11,911                   $  11,947       $  11,656
 8/31/2002          $  12,114                   $  12,149       $  11,869
 9/30/2002          $  12,295                   $  12,345       $  12,053
10/31/2002          $  12,114                   $  12,289       $  11,933
11/30/2002          $  12,090                   $  12,285       $  11,976
12/31/2002          $  12,277                   $  12,539       $  12,236
 1/31/2003          $  12,288                   $  12,551       $  12,261
 2/28/2003          $  12,469                   $  12,724       $  12,440
 3/31/2003          $  12,454                   $  12,714       $  12,432
 4/30/2003          $  12,551                   $  12,819       $  12,571

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2003 (%)

                                                            6-MONTH
                                              INCEPTION   (CUMULATIVE)   1-YEAR   LIFE
CMG Fixed Income Securities Fund                8/31/00       3.60        7.86    8.91
Lehman Brothers Aggregate Bond Index                          4.31       10.47    9.75
Lipper A Rated Bond Index                                     5.34        9.78    8.96

AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2003 (%)

                                                            6-MONTH      1-YEAR   LIFE
                                              INCEPTION   (CUMULATIVE)
CMG Fixed Income Securities Fund                8/31/00       1.29         9.00   8.88
Lehman Brothers Aggregate Bond Index                          2.99        11.69   9.73
Lipper A Rated Bond Index                                     3.13        10.50   8.79

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Total return performance is for the periods ended Apri1 30, 2003 and March 31, 2003.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade US Treasury and agency securities, corporate bonds and mortgage-backed bonds. Unlike a mutual fund, the index is not an investment, does not incur fees and is not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. The Lipper A Rated Bond Funds Index, measures performance of all A rated bond funds tracked by Lipper Analytical Services.

Performance results reflect any waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

                               CMG HIGH YIELD FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

We are pleased to provide you with an investment review of the CMG High Yield Fund. For the six-month period ended April 30, 2003, the fund returned 10.89%. During this time, the fund trailed the Merrill Lynch Intermediate BB Index, which returned 13.01%. The fund fell behind the index because it focused on higher quality junk bonds, which did not perform as well as lower quality junk bonds during the period.

Although the period was marked by slow economic growth and investor pessimism, the high-yield market bounced back after a period of underperforming treasuries. A declining default rate, attractive yields and more prudent business practices among corporate issuers fueled the rebound. Lower quality issues in previously distressed industries, such as utilities, telecommunications and technology, generated the strongest returns. For the six-month period ended April 30, 2003, lower quality CCC-rated securities were up 42%, versus 13% for higher quality BB-rated bonds.

Although higher quality issues lagged over the recent period, the fund maintained its strategic focus on higher quality non-investment grade bonds issued by companies with improving business prospects. Our approach emphasizes rigorous, bottom-up credit analysis to identify compelling investment opportunities among these higher quality issuers.

During the period, we added companies we believe have demonstrated the ability to improve their credit statistics. In the paper and forest products sector, we purchased Anitibi-Consolidated, Cascades and Smurfit-Stone Container (1.0%, 0.6% and 1.1% of net assets, respectively). We also purchased positions in three publishing companies, Houghton Mifflin, R.H. Donnelley and Dex Media East (1.4%, 1.7% and 1.8% of net assets, respectively). In the energy sector, we added Westport Resources (1.8% of net assets), an exploration and production company that delivered strong performance over the past year. Based on a strong credit outlook and improving free cash flow, we believe Westport Resources is a likely candidate for a ratings upgrade.

As part of our strategy, we target securities that we believe offer the potential for attractive long-term value. Intensive research helps us monitor our effort to identify issues that may affect our outlook for specific holdings. As a result of this process, we reduced our positions in both the homebuilding and automotive industries during the period. We sold Cummins, a manufacturer of truck engines, based on our estimate of the firm's diminishing business prospects. While Cummins had generated strong performance for the fund, we became increasingly concerned with growing industry competition, a factor that could reduce the company's profitability and credit ratings.

Overall, corporate bonds continue to attract significant new investment, and that has benefited the high-yield market. Going forward, we remain cautious as near-term economic prospects remain weak. We are, however, optimistic that investors will continue to favor high-yield bonds, even if market uncertainty prevails during the next six months. Furthermore, we are confident that our conservative investment approach will be competive over the long term.

The fund's top ten holdings (as a percentage of net assets) as of April 30, 2003 were:

HOLDING                                                                 (%)
Park Place Entertainment, 9.375% 02/15/2007                             2.1
Harrah's Operating Co., 7.875% 12/15/2005                               2.1
Cott Beverages, 8.000% 12/15/2011                                       2.1
Lamar Media, 7.250% 01/01/2013                                          2.0
Allied Waste North America, 10.000% 08/01/2009                          2.0
Silgan Holdings, 9.000% 06/01/2009                                      1.9
Hasbro, 8.500% 03/15/2006                                               1.9
Extended Stay America, 9.875% 06/15/2011                                1.8
Dex Media East, 12.125% 11/15/2012                                      1.8
Westport Resources, 8.250% 11/01/2011                                   1.7

We appreciate your continued confidence in the CMG High Yield Fund.

The Columbia Investment Team
April 30, 2003

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE INVESTMENT RESULTS. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. Total return performance is illustrated for the period ended April 30, 2003. Holdings are disclosed as of April 30, 2003, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weighting within the portfolio may change as market conditions change.

Investing in high-yield securities offers the potential for high current income and attractive total return, but involves certain risks. Lower rated bond risks include default of the issuer, rising interest rates and risk associated with investing in securities of foreign and emerging markets, including currency exchange rate fluctuations and economic and political change.

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

             CMG HIGH YIELD FUND   MERRILL LYNCH INTERMEDIATE BB INDEX
  7/5/1994             $  10,000                             $  10,000
 7/31/1994             $   9,989                             $  10,101
 8/31/1994             $  10,063                             $  10,181
 9/30/1994             $  10,105                             $  10,170
10/31/1994             $  10,119                             $  10,192
11/30/1994             $   9,990                             $  10,127
12/31/1994             $  10,118                             $  10,222
 1/31/1995             $  10,261                             $  10,388
 2/28/1995             $  10,570                             $  10,671
 3/31/1995             $  10,660                             $  10,797
 4/30/1995             $  10,896                             $  10,999
 5/31/1995             $  11,176                             $  11,350
 6/30/1995             $  11,271                             $  11,451
 7/31/1995             $  11,417                             $  11,505
 8/31/1995             $  11,447                             $  11,593
 9/30/1995             $  11,613                             $  11,721
10/31/1995             $  11,787                             $  11,833
11/30/1995             $  11,925                             $  11,994
12/31/1995             $  12,125                             $  12,167
 1/31/1996             $  12,304                             $  12,337
 2/29/1996             $  12,369                             $  12,299
 3/31/1996             $  12,212                             $  12,219
 4/30/1996             $  12,188                             $  12,164
 5/31/1996             $  12,204                             $  12,197
 6/30/1996             $  12,221                             $  12,313
 7/31/1996             $  12,324                             $  12,379
 8/31/1996             $  12,557                             $  12,481
 9/30/1996             $  12,778                             $  12,693
10/31/1996             $  12,920                             $  12,892
11/30/1996             $  13,210                             $  13,144
12/31/1996             $  13,300                             $  13,166
 1/31/1997             $  13,407                             $  13,274
 2/28/1997             $  13,586                             $  13,415
 3/31/1997             $  13,384                             $  13,289
 4/30/1997             $  13,515                             $  13,432
 5/31/1997             $  13,860                             $  13,647
 6/30/1997             $  14,030                             $  13,838
 7/31/1997             $  14,409                             $  14,170
 8/31/1997             $  14,386                             $  14,128
 9/30/1997             $  14,593                             $  14,330
10/31/1997             $  14,584                             $  14,419
11/30/1997             $  14,740                             $  14,511
12/31/1997             $  14,913                             $  14,644
 1/31/1998             $  15,165                             $  14,823
 2/28/1998             $  15,242                             $  14,857
 3/31/1998             $  15,334                             $  14,939
 4/30/1998             $  15,390                             $  15,033
 5/31/1998             $  15,472                             $  15,152
 6/30/1998             $  15,585                             $  15,253
 7/31/1998             $  15,781                             $  15,352
 8/31/1998             $  15,250                             $  15,030
 9/30/1998             $  15,545                             $  15,308
10/31/1998             $  15,460                             $  15,136
11/30/1998             $  15,987                             $  15,463
12/31/1998             $  16,005                             $  15,572
 1/31/1999             $  16,187                             $  15,673
 2/28/1999             $  16,100                             $  15,601
 3/31/1999             $  16,246                             $  15,765
 4/30/1999             $  16,371                             $  15,936
 5/31/1999             $  16,185                             $  15,775
 6/30/1999             $  16,154                             $  15,766
 7/31/1999             $  16,162                             $  15,801
 8/31/1999             $  16,021                             $  15,733
 9/30/1999             $  16,023                             $  15,796
10/31/1999             $  16,047                             $  15,723
11/30/1999             $  16,292                             $  15,872
12/31/1999             $  16,389                             $  15,960
 1/31/2000             $  16,315                             $  15,882
 2/29/2000             $  16,351                             $  15,858
 3/31/2000             $  16,243                             $  15,751
 4/30/2000             $  16,358                             $  15,731
 5/31/2000             $  16,342                             $  15,613
 6/30/2000             $  16,714                             $  15,956
 7/31/2000             $  16,856                             $  16,151
 8/31/2000             $  17,165                             $  16,382
 9/30/2000             $  17,146                             $  16,289
10/31/2000             $  17,009                             $  15,953
11/30/2000             $  16,786                             $  15,931
12/31/2000             $  17,266                             $  16,235
 1/31/2001             $  17,933                             $  16,875
 2/28/2001             $  18,098                             $  17,130
 3/31/2001             $  18,000                             $  17,272
 4/30/2001             $  17,957                             $  17,387
 5/31/2001             $  18,046                             $  17,673
 6/30/2001             $  17,812                             $  17,544
 7/31/2001             $  17,983                             $  17,845
 8/31/2001             $  18,262                             $  18,049
 9/30/2001             $  17,507                             $  17,148
10/31/2001             $  18,187                             $  17,565
11/30/2001             $  18,712                             $  18,016
12/31/2001             $  18,529                             $  17,854
 1/31/2002             $  18,657                             $  17,847
 2/28/2002             $  18,502                             $  17,729
 3/31/2002             $  18,742                             $  18,102
 4/30/2002             $  18,887                             $  18,442
 5/31/2002             $  18,851                             $  18,460
 6/30/2002             $  18,359                             $  17,068
 7/31/2002             $  18,060                             $  16,375
 8/31/2002             $  18,401                             $  16,685
 9/30/2002             $  18,314                             $  16,618
10/31/2002             $  18,296                             $  16,583
11/30/2002             $  18,900                             $  17,189
12/31/2002             $  19,047                             $  17,426
 1/31/2003             $  19,245                             $  17,745
 2/28/2003             $  19,442                             $  17,895
 3/31/2003             $  19,788                             $  18,114
 4/30/2003             $  20,300                             $  18,746

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2003 (%)

                                                            6-MONTH
                                              INCEPTION   (CUMULATIVE)   1-YEAR   5-YEAR   LIFE
CMG High Yield Fund                              7/6/94      10.89        7.43     5.69    8.36
Merril Lynch Intermediate BB Index                           13.01        1.62     4.52    7.37

AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2003 (%)

                                                            6-MONTH
                                              INCEPTION   (CUMULATIVE)   1-YEAR   5-YEAR   LIFE
CMG High Yield Fund                              7/6/94       8.05        5.58     5.24    8.13
Merril Lynch Intermediate BB Index                            9.02        0.08     4.78    7.03

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distribution. Total return performance is for the periods ended April 30, 2003 and March 31, 2003.

The Merrill Lynch Intermediate BB Index is a market-weighted index, consisting of BB cash pay bonds, which are US dollar denominated bonds issued in the US domestic market with maturities between 1 and 10 years. Unlike mutual funds, indices are not investments, do not incur fees and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from June 30, 1994.

Performance results reflect any waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

                        CMG FIXED INCOME SECURITIES FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                          (UNAUDITED)
                                                          SIX MONTHS
                                                             ENDED             YEAR ENDED OCTOBER 31,         PERIOD ENDED
                                                           APRIL 30,         --------------------------        OCTOBER 31,
                                                              2003             2002              2001           2000 (a)
                                                          -----------        --------          --------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     10.52        $  10.83          $  10.02       $      10.00
                                                          -----------        --------          --------       ------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                          0.22(b)         0.56(b)(c)        0.65               0.11
  Net realized and unrealized gain (loss) on
   investments and futures contracts                             0.16           (0.15)(c)          0.81               0.02
                                                          -----------        --------          --------       ------------
   Total from investment operations                              0.38            0.41              1.46               0.13
                                                          -----------        --------          --------       ------------
LESS DISTRIBUTIONS DECLARED TO SHARESOLDERS:
  From net investment income                                    (0.23)          (0.58)            (0.65)             (0.11)
  From net realized gains                                           -           (0.14)            (0.00)(d)              -
                                                          -----------        --------          --------       ------------
   Total distributions                                          (0.23)          (0.72)            (0.65)             (0.11)
                                                          -----------        --------          --------       ------------
NET ASSET VALUE, END OF PERIOD                            $     10.67        $  10.52          $  10.83       $      10.02
                                                          ===========        ========          ========       ============
Total return (e)(j)                                              3.60%(f)        3.97%            15.01%              1.31%(f)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $    25,483        $ 27,412          $ 28,774       $     10,866
Ratio of net expenses to average net assets (g)(h)               0.40%(i)        0.40%             0.40%              0.40%(i)
Ratio of total expenses to average net assets (g)(h)             0.63%(i)        0.56%             0.65%              1.46%(i)
Ratio of net investment income to average
  net assets (h)                                                 4.22%(i)        5.34%(c)          6.14%              6.57%(i)
Portfolio turnover rate                                            65%(f)         147%              140%               103%(f)

(a) The Fund commenced investment operations on September 1, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.02, decrease net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 5.53% to 5.34%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(d) Rounds to less than $0.01 per share.
(e) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The investment advisor has contractually agreed, through October 31, 2004, to reimburse ordinary expenses of the Fund, to the extent that these expenses, together with the advisory fee, exceed 0.40% of the Fund's average daily net assets.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.
(j) Total return at net asset value assuming all distributions reinvested.

                 See Accompanying Notes to Financial Statements.

                               CMG HIGH YIELD FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                      (UNAUDITED)
                                      SIX MONTHS
                                         ENDED                                    YEAR ENDED OCTOBER 31,
                                       APRIL 30,           --------------------------------------------------------------------
                                          2003               2002                2001         2000       1999(a)       1998(a)
                                      -----------          ---------          ---------    ---------    ---------     ---------
NET ASSET VALUE, BEGINNING
  OF PERIOD                           $      7.55          $    8.14          $    8.30    $    8.54    $    8.95     $    9.21
                                      -----------          ---------          ---------    ---------    ---------     ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income                      0.29(b)            0.64(b)(c)         0.72         0.73         0.74          0.76
  Net realized and unrealized
   gain (loss) on investments                0.52              (0.58)(c)          (0.16)       (0.24)       (0.41)        (0.21)
                                      -----------          ---------          ---------    ---------    ---------     ---------
    Total from investment
    operations                               0.81               0.06               0.56         0.49         0.33          0.55
                                      -----------          ---------          ---------    ---------    ---------     ---------
LESS DISTRIBUTIONS DECLARED
  TO SHAREHOLDERS:
  From net investment
   income                                   (0.30)             (0.65)             (0.72)       (0.73)       (0.74)        (0.76)
  From net realized
   gains                                        -                  -                  -            -        (0.00)(d)     (0.05)
                                      -----------          ---------          ---------    ---------    ---------     ---------
    Total distributions                     (0.30)             (0.65)             (0.72)       (0.73)       (0.74)        (0.81)
                                      -----------          ---------          ---------    ---------    ---------     ---------
NET ASSET VALUE,
  END OF PERIOD                       $      8.06          $    7.55          $    8.14    $    8.30    $    8.54     $    8.95
                                      ===========          =========          =========    =========    =========     =========
Total return (j)                            10.89%(e)(f)        0.60%              6.92%        6.01%        3.75%         6.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (000's)                      $   377,662          $ 286,228          $ 348,979    $ 319,985    $ 271,551     $ 263,912
Ratio of net expenses to
  average net assets (g)                     0.43%(h)(i)        0.42%              0.44%        0.43%        0.43%         0.45%
Ratio of total expenses to
  average net assets (g)                     0.43%(h)(i)        0.42%              0.44%        0.43%        0.43%         0.45%
Ratio of net investment
  income to average net
  assets (g)                                 7.54%(h)           7.98%(c)           8.63%        8.70%        8.39%         8.28%
Portfolio turnover rate                        20%(e)             62%                59%          56%          62%           71%

(a) Per share amounts have been adjusted to retroactively reflect a 4 for 1 share split effective September 1, 1999.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 8.11% to 7.98%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(d) Rounds to less than $0.01 per share.
(e) Not annualized.
(f) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Effective February 27, 2003, the investment advisor has contractually agreed to reimburse ordinary expenses of the Fund indefinitely, to the extent that these expenses, together with the advisory fee, exceed 0.40% of the Fund's average daily net assets.
(j) Total return at net asset value assuming all distributions reinvested.

                 See Accompanying Notes to Financial Statements.

                        CMG FIXED INCOME SECURITIES FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

April 30, 2003 (Unaudited)

                                                           PRINCIPAL
                                                             AMOUNT           VALUE
                                                          -------------   -------------
U.S. Government & Agency Securities (47.1%)
  U.S. Treasury Notes & Bonds (13.6%)
    U.S. Treasury Bonds
      6.250% 08/15/2023                                   $     990,000   $   1,172,841
      8.875% 08/15/2017                                         515,000         756,929
    U.S. Treasury Inflation Index Bonds
      3.375% 01/15/2007                                         595,021         648,294
    U.S. Treasury Notes
      3.325% 01/15/2008                                         583,531         645,440
      4.875% 02/15/2012                                         235,000         254,847
                                                                          -------------
                                                                              3,478,351
                                                                          -------------
  U.S. Agency Bonds (0.3%)
    Federal Home Loan Bank
      3.625% 10/15/2004                                          80,000          82,616
                                                                          -------------
  Government National Mortgage Association (GNMA) (1.3%)
      7.000% 01/15/2032 - 03/15/2032                            307,074         325,762
                                                                          -------------
  Federal Home Loan Mortgage Corp. (FHLMC) (9.4%)
      3.500% 09/15/2003 (a)                                      50,000          50,439
      6.000% 05/01/2017 - 05/01/2033                          1,245,671       1,295,590
      6.500% 08/01/2032                                         431,037         450,164
      To Be Announced
      6.000% (b)                                                569,000         591,938
                                                                          -------------
                                                                              2,388,131
                                                                          -------------
  Federal National Mortgage Association (FNMA) (17.6%)
      6.000% 03/01/2033                                         598,030         623,384
      6.500% 07/01/2032                                         121,260         126,734
      To Be Announced
      5.000% (b)                                              3,635,000       3,737,343
                                                                          -------------
                                                                              4,487,461
                                                                          -------------
  Agency Collateralized Mortgage Obligations (4.9%)
    GNMA Gtd. Remic Pass Thru Secs.
      Remic Tr. 1999-14 Cl. PE
      6.000% 11/20/2025                                         150,000         156,289
      Remic Tr. 2002-40 Cl. UL
      6.500% 06/01/2032                                         170,000         180,566
    FHLMC GNMA Multiclass Mtg. Partn. Ctfs
      Gtd. Series 24 Cl. J
      6.250% 11/25/2023                                         150,000         161,037
      Gtd. Series 2113 Cl. MU
      6.500% 08/15/2027                                         260,000         268,311

                 See Accompanying Notes to Financial Statements.

                                                           PRINCIPAL
                                                             AMOUNT           VALUE
                                                          -------------   -------------
U.S. Government & Agency Securities (continued)

    FNMA Gtd. Remic Pass Thru Ctfs.
      Remic Tr. 2001-56 Cl. KD
      6.500% 07/25/2030                                   $     140,000   $     146,265
      Remic Tr. 2001-34 Cl. AE
      6.000% 07/25/2029                                         310,000         326,059
                                                                          -------------
                                                                              1,238,527
                                                                          -------------
    Total U.S. Government & Agency Securities
      (Cost of $11,630,651)                                                  12,000,848
                                                                          -------------
Corporate Notes & Bonds (35.3%)
  Financials (13.4%)
    American General Finance
      5.375% 09/01/2009                                          50,000          53,522
    Bank of America Corp.
      5.875% 02/15/2009                                         100,000         111,786
      7.800% 02/15/2010                                         100,000         121,796
    Bank One N.A. Illinois
      3.700% 01/15/2008                                         150,000         153,297
    CIT Group, Inc.
      7.250% 08/15/2005                                          60,000          65,009
    Citigroup, Inc.
      7.250% 10/01/2010                                         175,000         207,766
    Equitable Companies, Inc.
      9.000% 12/15/2004                                         175,000         193,814
    Ford Motor Credit Co.
      6.875% 02/01/2006                                         235,000         243,259
      7.375% 10/28/2009                                          25,000          25,575
    General Electric Capital Corp.
      6.750% 03/15/2032                                          25,000          29,029
    General Motors Acceptance Corp.
      5.250% 05/16/2005                                         175,000         179,680
    Goldman Sachs Group, Inc.
      6.125% 02/15/2033                                          75,000          77,830
    Health Care Property Investors, Inc.
      6.875% 06/08/2005 (c)                                     125,000         133,785
    Household Finance Corp.
      6.400% 06/17/2008                                         130,000         145,993
    John Deere Capital Corp.
      3.900% 01/15/2008                                         135,000         137,915
    Lehman Brothers Holdings, Inc.
      4.000% 01/22/2008                                         150,000         153,372
    Merrill Lynch & Co.
      2.470% 03/10/2006                                         125,000         125,069
    Morgan Stanley & Co.
      4.250% 05/15/2010                                          50,000          49,727
      6.100% 04/15/2006                                          75,000          82,337

                 See Accompanying Notes to Financial Statements.

                                                           PRINCIPAL
                                                             AMOUNT           VALUE
                                                          -------------   -------------
Corporate Notes & Bonds (continued)

    SLM Corp.
      5.125% 08/27/2012                                   $     200,000   $     208,559
    US Bank N.A
      6.375% 08/01/2011                                         225,000         257,458
    Wachovia Corp.
      4.950% 11/01/2006                                         200,000         215,292
    Washington Mutual, Inc.
      5.625% 01/15/2007                                         150,000         163,887
    Wells Fargo & Co.
      7.250% 08/24/2005                                         150,000         168,113
    Wells Fargo Financial, Inc.
      4.875% 06/12/2007                                         110,000         117,806
                                                                          -------------
                                                                              3,421,676
                                                                          -------------
  Health Care (0.9%)
    Anthem, Inc.
      6.800% 08/01/2012                                          85,000          96,958
    Wyeth
      6.250% 03/15/2006                                         125,000         138,290
                                                                          -------------
                                                                                235,248
                                                                          -------------
  Industrial (15.3%)
    Alcan, Inc.
      7.250% 03/15/2031                                          75,000          91,795
    Anadarko Finance Co.
      7.500% 05/01/2031                                         125,000         153,737
    Anheuser-Busch Companies, Inc.
      5.750% 04/01/2010                                          50,000          55,998
    AT&T Corp.
      8.000% 11/15/2031                                          75,000          83,792
    Boeing Co.
      6.125% 02/15/2033                                         100,000         100,535
    Canadian National Railway Co.
      7.195% 01/02/2016                                          74,295          87,189
    Caterpillar Financial Services Corp.
      6.875% 08/01/2004                                         200,000         212,833
    ChevronTexaco Capital Co.
      3.500% 09/17/2007                                         200,000         204,886
    Coca-Cola Enterprises, Inc.
      6.950% 11/15/2026                                          60,000          69,693
    Comcast Corp.
      7.050% 03/15/2033                                          50,000          54,454
    Conoco, Inc.
      5.900% 04/15/2004                                          50,000          51,978
    Coors Brewing Co.
      6.375% 05/15/2012                                          75,000          84,125
    Cox Enterprises, Inc.
      8.000% 02/15/2007 (d)                                     115,000         131,062
    DaimlerChrysler N.A. Holding Corp.
      8.500% 01/18/2031                                          55,000          68,995

                 See Accompanying Notes to Financial Statements.

                                                           PRINCIPAL
                                                             AMOUNT           VALUE
                                                          -------------   -------------
Corporate Notes & Bonds (continued)

    Devon Financing Corp.
      6.875% 09/30/2011                                   $     110,000   $     126,726
    Diageo Capital PLC
      3.375% 03/20/2008                                         225,000         225,641
    General Electric Co.
      5.000% 02/01/2013                                         275,000         284,234
    Honeywell International, Inc.
      7.500% 03/01/2010                                         150,000         181,419
    International Business Machines Corp.
      5.875% 11/29/2032                                         175,000         184,392
    Jones Intercable, Inc.
      7.625% 04/15/2008                                          75,000          85,547
    Occidental Petroleum
      4.250% 03/15/2010                                         100,000         100,749
    PepsiAmericas, Inc.
      3.875% 09/12/2007                                         125,000         127,515
    Phillips Petroleum Co.
      8.500% 05/25/2005                                         125,000         141,230
    Potash Corporation of Saskatchewan, Inc.
      4.875% 03/01/2013                                          50,000          49,766
    Procter & Gamble Co.
      4.750% 06/15/2007                                         150,000         160,880
    Time Warner, Inc.
      7.975% 08/15/2004                                          75,000          79,901
    Union Pacific Corp.
      3.875% 02/15/2009                                         110,000         110,099
    United Technologies Corp.
      6.700% 08/01/2028                                         110,000         126,438
      7.125% 11/15/2010                                         100,000         119,178
    Verizon Global Funding Corp.
      7.250% 12/01/2010                                         150,000         175,712
    Wal-Mart Stores
      4.375% 07/12/2007                                         150,000         158,736
                                                                          -------------
                                                                              3,889,235
                                                                          -------------
  Utilities (3.0%)
    Dominion Resources, Inc.
      2.800% 02/15/2005                                         150,000         151,032
    DTE Energy Co.
      6.375% 04/15/2033                                         100,000         105,210
    FPL Group Capital, Inc.
      6.125% 05/15/2007                                         175,000         189,802
    Kinder Morgan Energy Partners L.P.
      8.000% 03/15/2005                                         125,000         138,174
    Progress Energy, Inc.
      7.750% 03/01/2031                                          50,000          61,226
    Southern Power Co.
      6.250% 07/15/2012                                         120,000         132,944
                                                                          -------------
                                                                                778,388
                                                                          -------------

                 See Accompanying Notes to Financial Statements.

                                                           PRINCIPAL
                                                             AMOUNT           VALUE
                                                          -------------   -------------
Corporate Notes & Bonds (continued)

  International (2.7%)
    British Columbia Province
      5.375% 10/29/2008                                   $      80,000   $      88,483
    Ontario Province
      3.500% 09/17/2007                                         100,000         102,492
      6.000% 02/21/2006                                         100,000         110,611
    Quebec Province
      6.500% 01/17/2006                                          95,000         105,724
    Republic of Italy
      2.500% 03/31/2006                                         150,000         151,380
    United Mexican States
      8.000% 09/24/2022                                         110,000         122,100
                                                                          -------------
                                                                                680,790
                                                                          -------------
    Total Corporate Notes & Bonds
     (Cost of $8,337,531)                                                     9,005,337
                                                                          -------------
Other Securitized Loans (16.5%)

  Asset Backed Securities (5.2%)
    Americredit Automobile Receivables Trust
      Series 2000-1 Cl. B
      7.160% 09/05/2005                                         450,000         467,804
    IMC Home Equity Loan Trust
      Series 1997-3 Cl. A6
      7.520% 08/20/2028                                          22,715          23,641
    Merit Securities Corp.
      Series 13 Cl. A4
      7.880% 12/28/2033                                         390,000         385,331
    New Century Home Equity Loan Trust
      Series 1999-NCA Cl. A7
      7.320% 07/25/2029                                          16,070          17,133
    SLM Student Loan Trust
      Series 1997-4 Cl. A2
      1.908% 10/25/2010 (c)                                     196,007         198,141
    Wilshire Mortgage Loan Trust
      Series 1997-2 Cl. A5
      7.255% 05/25/2028                                         213,813         227,448
                                                                          -------------
                                                                              1,319,498
                                                                          -------------
  Collateralized Mortgage Obligations (10.2%)
    Countrywide Home Loans
      Series 2002-16 Cl. 1A1
      6.500% 09/25/2032                                         121,608         124,832
    First Nationwide Trust
      Series 2000-1 Cl. IIA3
      8.000% 10/25/2030                                         322,954         330,113
    IMPAC Secured Assets Corp.
      Series 2002-3 Cl. A2
      5.210% 08/25/2032                                         250,000         252,540

                 See Accompanying Notes to Financial Statements.

                                                            PRINCIPAL
                                                              AMOUNT          VALUE
                                                          -------------   -------------
Other Securitized Loans (continued)

    PNC Mortgage Securities Corp.
      Series 1998-12 Cl. 4A4
      6.500% 01/25/2029                                   $      45,255   $      45,911
    Residential Asset Securitization Trust
      1999-A1 Cl. A1
      6.750% 03/25/2029                                         182,510         184,673
      Series 2002-A1 Cl. A4
      6.590% 01/25/2030                                         390,000         405,249
      Series 2002-A5 Cl. A2
      5.820% 01/25/2027                                         478,394         484,545
      Series 2002-A7 Cl. A2
      5.180% 11/25/2026                                         640,000         647,106
    Structured Asset Securities Corp.
      Series 1999-ALS2 Cl. A2
      6.750% 07/25/2029                                         113,644         114,037
                                                                          -------------
                                                                              2,589,006
                                                                          -------------
  Commercial Mortgage Backed Securities (1.1%)
    GMAC Commercial Mortgage Asset Corp.
      Series 2001-FLAA Cl. B1
      1.810% 06/15/2013 (c)(d)                                  187,541         187,297
    NationsLink Funding Corp.
      Series 1999-SL Cl. A5
      6.888% 05/10/2007                                          90,000         101,691
                                                                          -------------
                                                                                288,988
                                                                          -------------
    Total Other Securitized Loans
      (Cost of $4,154,549)                                                    4,197,492
                                                                          -------------
Short-Term Obligation (19.5%)

    Repurchase agreement with State Street
      Bank & Trust Co., dated 04/30/03, due 05/01/03 at
      1.180%, collateralized by a U.S. Treasury Note
      maturing 11/15/04, market value of $5,083,674
      (repurchase proceeds $4,981,163)
      (Cost of $4,981,000)                                    4,981,000       4,981,000
                                                                          -------------

    Total Investments (118.4%)
      (Cost of $29,103,731) (e)                                              30,184,677

    Other Assets & Liabilities, Net (-18.4%)                                 (4,701,549)
                                                                          -------------

    Net Assets (100.0%)                                                   $  25,483,128
                                                                          =============

                 See Accompanying Notes to Financial Statements.

Futures Contracts Open at April 30, 2003:

                                                                              NET UNREALIZED
                                                                               APPRECIATION
            PURCHASED                EXPIRES         CONTRACTS    VALUE       (DEPRECIATION)
----------------------------------------------------------------------------------------------
Long - U.S. Treasury Bond           June 2003             4    $   456,125    $        3,188
Short - U.S. Treasury Note          June 2003           (15)    (3,238,594)          (13,828)
                                                                              --------------
                                                                              $      (10,640)
                                                                              ==============

Notes to Schedule of Investments:

   (a) This security, or a portion thereof, with a market value of $50,439, is being used to collateralize open futures contracts.
   (b) This security, or a portion thereof, has been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and settlement date. The exact quantity purchased may be slightly more or less than the amount shown.
   (c) Variable rate security - the rate reported is the current rate in effect.
   (d) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2003, the value of these securities amounted to $318,359 which represents 1.2% of net assets.
   (e) Cost for federal income tax purposes is $29,146,289.

                 See Accompanying Notes to Financial Statements.

                               CMG HIGH YIELD FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

April 30, 2003 (Unaudited)

                                                            PRINCIPAL
                                                              AMOUNT          VALUE
                                                          -------------   -------------
Corporate Notes & Bonds (93.8%)

  Aerospace (2.1%)
    K & F Industries, Inc.
      Senior Subordinated Notes, Series B
      9.625% 12/15/2010                                   $   2,700,000   $   2,916,000
    L-3 Communications Corp.
      7.625% 06/15/2012                                       4,450,000       4,906,125
                                                                          -------------
                                                                              7,822,125
                                                                          -------------
  Automotive/Auto Parts (3.3%)
    American Axle & Manufacturing, Inc.
      Senior Subordinated Notes
      9.750% 03/01/2009                                       5,375,000       5,858,750
    Lear Corp.
      Senior Notes, Series B
      7.960% 05/15/2005                                       5,200,000       5,564,000
      8.110% 05/15/2009                                         860,000         967,500
                                                                          -------------
                                                                             12,390,250
                                                                          -------------
  Broadcasting (1.4%)
    Sinclair Broadcast Group, Inc.
      8.000% 03/15/2012                                          95,000         100,225
      8.000% 03/15/2012 (a)                                     600,000         633,000
      8.750% 12/15/2011                                       4,285,000       4,649,225
                                                                          -------------
                                                                              5,382,450
                                                                          -------------
  Cable TV (8.5%)
    British Sky Broadcasting Group PLC
      7.300% 10/15/2006                                       1,850,000       1,998,000
    CSC Holdings, Inc.
      Debentures, Series B
      8.125% 08/15/2009                                         775,000         821,500
    CSC Holdings, Inc.
      Senior Subordinated Debentures
      9.875% 02/15/2013                                       4,185,000       4,383,788
      10.500% 05/15/2016                                      1,635,000       1,843,463
    DirecTV Holdings
      Senior Notes
      8.375% 03/15/2013 (a)                                   2,815,000       3,152,800
    Mediacom L.L.C./Mediacom Capital Corp.
      Senior Notes
      7.875% 02/15/2011                                       4,725,000       4,748,625
      9.500% 01/15/2013                                       2,475,000       2,660,625
    Rogers Cable, Inc.
      Notes
      7.875% 05/01/2012                                       2,615,000       2,811,125
    Rogers Communications, Inc.
      Senior Notes
      8.875% 07/15/2007                                       3,450,000       3,557,812

                 See Accompanying Notes to Financial Statements.

                                                            PRINCIPAL
                                                              AMOUNT          VALUE
                                                          -------------   -------------
Corporate Notes & Bonds (continued)

    TCI Communications, Inc.
      Senior Notes
      8.750% 08/01/2015                                   $   4,825,000   $   6,042,372
                                                                          -------------
                                                                             32,020,110
                                                                          -------------
  Capital Goods (1.2%)
    Kennmetal, Inc.
      Senior Notes
      7.200% 06/15/2012                                       4,410,000       4,694,762
                                                                          -------------
  Chemicals (2.2%)
    Airgas, Inc.
      9.125% 10/01/2011                                       1,100,000       1,226,500
    Equistar Chemical
      10.125% 09/01/2008                                      1,100,000       1,155,000
    Equistar Chemical
      Senior Notes
      10.625% 05/01/2011 (a)                                    675,000         713,813
    Ethyl Corp.
      Senior Notes
      8.875% 05/01/2010 (a)                                   2,750,000       2,860,000
    IMC Global, Inc.
      11.250% 06/01/2011 (a)                                    450,000         513,000
    IMC Global, Inc.
      Notes
      7.625% 11/01/2005                                         375,000         382,500
    IMC Global, Inc.
      Series B
      11.250% 06/01/2011                                        975,000       1,106,625
    MacDermid, Inc.
      9.125% 07/15/2011                                         340,000         377,400
                                                                          -------------
                                                                              8,334,838
                                                                          -------------
  Consumer Products (4.4%)
    Hasbro, Inc.
      Notes
      6.150% 07/15/2008                                         500,000         512,500
    Hasbro, Inc.
      Senior Notes
      8.500% 03/15/2006                                       6,485,000       7,084,862
    Platex Products, Inc.
      Senior Subordinated Notes
      9.375% 06/01/2011                                       2,575,000       2,793,875
    Scotts Co.
      Senior Subordinated Notes
      8.625% 01/15/2009                                       5,725,000       6,068,500
                                                                          -------------
                                                                             16,459,737
                                                                          -------------

                 See Accompanying Notes to Financial Statements.

                                                            PRINCIPAL
                                                              AMOUNT          VALUE
                                                          -------------   -------------
Corporate Notes & Bonds (continued)

  Diversified Media (2.0%)
    Lamar Media Corp.
      Senior Subordinated Notes
      7.250% 01/01/2013 (a)                               $   7,185,000   $   7,562,212
                                                                          -------------
  Energy (8.9%)
    Chesapeake Energy Corp.
      8.375% 11/01/2008                                          75,000          80,625
      9.000% 08/15/2012                                       3,450,000       3,846,750
    Chesapeake Energy Corp.
      Senior Notes
      7.500% 09/15/2013 (a)                                   3,120,000       3,315,000
    Grant Prideco, Inc.
      9.000% 12/15/2009                                       4,080,000       4,467,600
    Grant Prideco, Inc.
      Series B
      9.625% 12/01/2007                                         775,000         856,375
    Pogo Producing Co.
      Senior Subordinated Notes
      8.250% 04/15/2011                                       1,120,000       1,215,200
    Pride International, Inc.
      Senior Notes
      10.000% 06/01/2009                                      2,125,000       2,326,875
    Vintage Petroleum, Inc.
      Senior Subordinated Notes
      9.750% 06/30/2009                                       3,945,000       4,221,150
    Westport Resources Corp.
      8.250% 11/01/2011                                       6,030,000       6,572,700
      8.250% 11/01/2011 (a)                                     225,000         245,250
    XTO Energy, Inc.
      Senior Notes
      6.250% 04/15/2013 (a)                                     300,000         312,750
      7.500% 04/15/2012                                       5,600,000       6,160,000
                                                                          -------------
                                                                             33,620,275
                                                                          -------------
  Entertainment/Film (1.4%)
    Cinemark USA, Inc.
      Senior Subordinated Notes
      9.000% 02/01/2013 (a)                                   4,900,000       5,295,875
                                                                          -------------
  Environmental (2.2%)
    Allied Waste North America, Inc.
      Senior Subordinated Notes, Series B
      10.000% 08/01/2009                                      7,050,000       7,534,688
    Synagro Technologies, Inc.
      Senior Subordinated Notes
      9.500% 04/01/2009                                         560,000         602,000
                                                                          -------------
                                                                              8,136,688
                                                                          -------------

                 See Accompanying Notes to Financial Statements.

                                                            PRINCIPAL
                                                              AMOUNT          VALUE
                                                          -------------   -------------
Corporate Notes & Bonds (continued)

  Food/Beverage/Tobacco (4.1%)
    Constellation Brands, Inc.
      Senior Subordinated Notes
      8.500% 03/01/2009                                   $   5,550,000   $   5,855,250
    Constellation Brands, Inc.
      Series B
      8.000% 02/15/2008                                         500,000         537,500
      8.125% 01/15/2012                                       1,145,000       1,215,131
    Cott Beverages, Inc.
      Senior Subordinated Notes
      8.000% 12/15/2011                                       7,250,000       7,793,750
                                                                          -------------
                                                                             15,401,631
                                                                          -------------
  Food & Drug Retail (1.7%)
    Winn-Dixie Stores, Inc.
      Senior Notes
      8.875% 04/01/2008                                       6,055,000       6,509,125
                                                                          -------------
  Gaming (6.3%)
    Harrah's Operating Co., Inc.
      Senior Subordinated Notes
      7.875% 12/15/2005                                       7,300,000       7,865,750
    International Game Technology
      Senior Notes
      7.875% 05/15/2004                                       2,100,000       2,203,895
      8.375% 05/15/2009                                       1,030,000       1,228,881
    Park Place Entertainment Corp.
      Senior Subordinated Notes
      9.375% 02/15/2007                                       7,450,000       8,101,875
    Station Casinos, Inc.
      Senior Subordinated Notes
      8.875% 12/01/2008                                       2,450,000       2,578,625
      9.875% 07/01/2010                                       1,625,000       1,791,562
                                                                          -------------
                                                                             23,770,588
                                                                          -------------
  Health Care (9.8%)
    AdvancePCS
      Senior Notes
      8.500% 04/01/2008                                       4,725,000       5,103,000
    AmerisourceBergen Corp.
      7.250% 11/15/2012 (a)                                   1,500,000       1,590,000
    AmerisourceBergen Corp.
      Senior Notes
      8.125% 09/01/2008                                       5,400,000       5,886,000
    HCA, Inc.
      Notes
      6.950% 05/01/2012                                         225,000         241,947
      8.750% 09/01/2010                                       4,075,000       4,765,660

                 See Accompanying Notes to Financial Statements.

                                                            PRINCIPAL
                                                              AMOUNT          VALUE
                                                          -------------   -------------
Corporate Notes & Bonds (continued)

    HCA, Inc.
    Senior Notes
      7.875% 02/01/2011                                   $   2,850,000   $   3,207,598
    OmniCare, Inc.
      Senior Subordinated Notes, Series B
      8.125% 03/15/2011                                       5,600,000       6,104,000
    Select Medical Corp.
      Senior Subordinated Notes
      9.500% 06/15/2009                                       3,625,000       3,878,750
    Triad Hospitals, Inc.
      Senior Notes, Series B
      8.750% 05/01/2009                                       5,805,000       6,312,938
                                                                          -------------
                                                                             37,089,893
                                                                          -------------
  Homebuilders (3.1%)
    KB Home
      Senior Subordinated Notes
      7.750% 02/01/2010                                         260,000         273,000
      8.625% 12/15/2008                                       5,175,000       5,589,000
      9.500% 02/15/2011                                         430,000         474,075
    Toll Corp.
      Senior Subordinated Notes
      7.750% 09/15/2007                                       5,325,000       5,498,063
                                                                          -------------
                                                                             11,834,138
                                                                          -------------
  Hotels (4.7%)
    Extended Stay America, Inc.
      Senior Subordinated Notes
      9.875% 06/15/2011                                       6,675,000       6,942,000
    Host Marriott L.P.
      8.375% 02/15/2006                                       5,175,000       5,317,312
    ITT Corp.
      Notes
      6.750% 11/15/2005                                       2,750,000       2,846,250
    Starwood Hotels & Resorts Worldwide, Inc.
      7.375% 05/01/2007                                       2,410,000       2,518,450
                                                                          -------------
                                                                             17,624,012
                                                                          -------------
  Leisure (1.6%)
    Six Flags, Inc.
      Senior Notes
      9.500% 02/01/2009                                       1,100,000       1,122,000
      9.750% 06/15/2007                                       4,650,000       4,824,375
                                                                          -------------
                                                                              5,946,375
                                                                          -------------
  Packaging (5.9%)
    Ball Corp.
      6.875% 12/15/2012                                         250,000         263,125
    Ball Corp.
      Senior Notes
      7.750% 08/01/2006                                       1,250,000       1,334,375

                 See Accompanying Notes to Financial Statements.

                                                            PRINCIPAL
                                                              AMOUNT          VALUE
                                                          -------------   -------------
Corporate Notes & Bonds (continued)

    Ball Corp.
      Senior Subordinated Notes
      8.250% 08/01/2008                                   $   4,515,000   $   4,740,750
    Constar International, Inc.
      Senior Subordinated Notes
      11.000% 12/01/2012                                      3,075,000       3,228,750
    Owens-Illinois, Inc.
      Senior Notes
      7.150% 05/15/2005                                       1,290,000       1,315,800
      7.350% 05/15/2008                                       1,750,000       1,732,500
      8.100% 05/15/2007                                       2,110,000       2,162,750
    Silgan Holdings, Inc.
      Senior Subordinated Debentures
      9.000% 06/01/2009                                       7,075,000       7,358,000
                                                                          -------------
                                                                             22,136,050
                                                                          -------------
  Paper & Forest Products (2.9%)
    Anitibi-Consolidated, Inc.
      7.875% 08/01/2009                                       2,725,000       2,929,375
    Anitibi-Consolidated, Inc.
      Notes
      6.950% 04/01/2008                                         850,000         897,825
    Cascades, Inc.
      Senior Notes
      7.250% 02/15/2013 (a)                                   2,215,000       2,336,825
    Smurfit-Stone Container Corp.
      8.250% 10/01/2012                                         625,000         679,687
    Smurfit-Stone Container Corp.
      Senior Notes
      8.375% 07/01/2012                                         890,000         967,875
      9.750% 02/01/2011                                       2,810,000       3,154,225
                                                                          -------------
                                                                             10,965,812
                                                                          -------------
  Printing & Publishing (4.9%)
    Dex Media East LLC
      Senior Subordinated Notes
      12.125% 11/15/2012 (a)                                  5,670,000       6,747,300
    Houghton Mifflin Co.
      Senior Notes
      9.875% 02/01/2013 (a)                                   4,780,000       5,186,300
    R.H. Donnelley Financial Corp.
      Senior Notes
      8.875% 12/15/2010 (a)                                      45,000          50,400
    R.H. Donnelley Financial Corp.
      Senior Subordinated Notes
      10.875% 12/15/2012 (a)                                  5,485,000       6,348,887
                                                                          -------------
                                                                             18,332,887
                                                                          -------------

                 See Accompanying Notes to Financial Statements.

                                                            PRINCIPAL
                                                              AMOUNT          VALUE
                                                          -------------   -------------
Corporate Notes & Bonds (continued)

  Real Estate Investment Trust (2.4%)
    Health Care REIT, Inc.
      Senior Notes
      7.500% 08/15/2007                                   $   5,550,000   $   5,855,777
    iSTAR Financial, Inc.
      Senior Notes
      7.000% 03/15/2008                                       3,075,000       3,174,624
                                                                          -------------
                                                                              9,030,401
                                                                          -------------
  Restaurants (2.1%)
    Yum! Brands, Inc.
      Senior Notes
      7.450% 05/15/2005                                         520,000         559,000
      7.650% 05/15/2008                                         550,000         605,000
      7.700% 07/01/2012                                         305,000         339,313
      8.500% 04/15/2006                                       4,080,000       4,528,800
      8.875% 04/15/2011                                       1,875,000       2,179,688
                                                                          -------------
                                                                              8,211,801
                                                                          -------------
  Services (3.8%)
    Iron Mountain, Inc.
      7.750% 01/15/2015                                       3,990,000       4,289,250
    Iron Mountain, Inc.
      Senior Unsecured Notes
      8.625% 04/01/2013                                       3,875,000       4,223,750
    United Rentals, Inc.
      Senior Notes, Series B
      9.250% 01/15/2009                                       1,075,000       1,032,000
    United Rentals, Inc.
      Senior Subordinated Notes, Series B
      8.800% 08/15/2008                                       3,000,000       2,820,000
      9.500% 06/01/2008                                       2,150,000       2,064,000
                                                                          -------------
                                                                             14,429,000
                                                                          -------------
  Shipping (1.3%)
    Teekay Shipping Corp.
      Senior Notes
      8.875% 07/15/2011                                       4,700,000       5,134,750
                                                                          -------------
  Telecommunications (1.6%)
    Nextel Communications, Inc.
      Senior Discount Notes, Cl. A
      9.750% 10/31/2007                                       1,730,000       1,790,550
      9.950% 02/15/2008                                       1,525,000       1,601,250
      10.650% 09/15/2007                                      2,670,000       2,796,825
                                                                          -------------
                                                                              6,188,625
                                                                          -------------
    Total Corporate Notes & Bonds
     (Cost of $333,712,004)                                                 354,324,410
                                                                          -------------

                 See Accompanying Notes to Financial Statements.

                                                            PRINCIPAL
                                                              AMOUNT          VALUE
                                                          -------------   -------------

Short-Term Obligation (4.8%)

    Repurchase agreement with State
      Street Bank & Trust Co., dated 04/30/03,
      due 05/01/03 at 1.180%,
      collateralized by a U.S. Treasury
      Note maturing 04/30/05,
      market value of $18,545,000
      (repurchase proceeds $18,178,596)
      (Cost of $18,178,000)                               $  18,178,000   $  18,178,000
                                                                          -------------

    Total Investments (98.6%)
      (Cost of $351,890,004) (b)                                            372,502,410

    Other Assets & Liabilities, Net (1.4%)                                    5,159,772
                                                                          -------------

    Net Assets (100.0%)                                                   $ 377,662,182
                                                                          =============

Notes to Schedule of Investments:

  (a) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2003, the value of these securities amounted to $46,863,412 which represents 12.4% of net assets.
  (b)  Cost for federal income tax purposes is $352,262,402.

                 See Accompanying Notes to Financial Statements.

                        CMG FIXED INCOME SECURITIES FUND
                               CMG HIGH YIELD FUND
                          Portfolios of CMG Fund Trust
                      STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)

                                                                          CMG                CMG
                                                                      FIXED INCOME        HIGH YIELD
                                                                    SECURITIES FUND          FUND
                                                                    ---------------    ---------------
ASSETS:
  Investments at identified cost (including repurchase agreement)   $    29,103,731    $   351,890,004
                                                                    ---------------    ---------------
  Investments at value                                              $    25,203,677    $   354,324,410
  Repurchase agreement                                                    4,981,000         18,178,000
  Cash                                                                          485             52,008
  Receivable for:
     Investments sold                                                        84,881                  -
     Investments sold on a delayed delivery basis                         2,270,616                  -
     Capital stock sold                                                           -          3,656,065
     Interest                                                               208,429          8,255,675
  Expense reimbursement due from investment advisor                          31,041              4,210
  Other assets                                                               33,736              2,185
                                                                    ---------------    ---------------
  Total assets                                                           32,813,865        384,472,553
                                                                    ---------------    ---------------
LIABILITIES:
  Payable for:
     Investments purchased                                                  135,591          6,323,636
     Investments purchased on a delayed delivery basis                    7,169,795                  -
     Capital stock redeemed                                                       -             24,300
     Futures variation margin                                                 3,047                  -
     Distributions                                                                -            334,827
     Investment management fee                                                8,685            120,042
     Transfer agent fee                                                       2,104                  -
     Trustees' fee                                                                -                 38
     Audit fee                                                               11,515              7,528
                                                                    ---------------    ---------------
  Total liabilities                                                       7,330,737          6,810,371
                                                                    ---------------    ---------------
NET ASSETS                                                          $    25,483,128    $   377,662,182
                                                                    ===============    ===============

NET ASSETS consist of:
  Paid-in capital                                                   $    24,269,627    $   421,128,281
  Overdistributed net investment income                                     (61,919)          (684,473)
  Accumulated net realized gain (loss)                                      205,114        (63,394,032)
  Net unrealized appreciation (depreciation) on:
   Investments                                                            1,080,946         20,612,406
   Futures contracts                                                        (10,640)                 -
                                                                    ---------------    ---------------
NET ASSETS                                                          $    25,483,128    $   377,662,182
                                                                    ===============    ===============
Shares of capital stock outstanding                                       2,387,760         46,854,416
                                                                    ===============    ===============
Net asset value, offering and redemption price per share            $         10.67    $          8.06
                                                                    ===============    ===============

                 See Accompanying Notes to Financial Statements

                        CMG FIXED INCOME SECURITIES FUND
                               CMG HIGH YIELD FUND
                          Portfolios of CMG Fund Trust
                            STATEMENTS OF OPERATIONS

For the Six Months Ended April 30, 2003 (Unaudited)

                                                                          CMG                CMG
                                                                      FIXED INCOME        HIGH YIELD
                                                                    SECURITIES FUND          FUND
                                                                    ---------------    ---------------
NET INVESTMENT INCOME:
   Interest                                                         $       611,685    $    13,123,947
                                                                    ---------------    ---------------

   Expenses:
     Investment management fee                                               46,402            657,752
     Transfer agent fee                                                       9,000              6,000
     Trustees' fee                                                              404              1,500
     Custody fee                                                              1,895              3,416
     Audit fee                                                               10,540              8,748
     Reports to shareholders                                                 10,031                  -
     Other expenses                                                           5,814             28,000
                                                                    ---------------    ---------------
        Total expenses                                                       84,086            705,416
     Expenses reimbursed by investment advisor                              (31,041)            (4,210)
     Custody earnings credit                                                    (13)              (539)
                                                                    ---------------    ---------------
        Net expenses                                                         53,032            700,667
                                                                    ---------------    ---------------
   Net investment income                                                    558,653         12,423,280
                                                                    ---------------    ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FUTURES CONTRACTS:
   Net realized gain (loss) on:
     Investments                                                            291,117            (46,237)
     Futures contracts                                                      (46,933)                 -
                                                                    ---------------    ---------------
        Net realized gain (loss)                                            244,184            (46,237)
                                                                    ---------------    ---------------

   Net change in unrealized appreciation/depreciation on:
     Investments                                                            140,814         21,651,819
     Futures contracts                                                       31,469                  -
                                                                    ---------------    ---------------
        Net change in net unrealized appreciation/depreciation              172,283         21,651,819
                                                                    ---------------    ---------------
   Net gain                                                                 416,467         21,605,582
                                                                    ---------------    ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $       975,120    $    34,028,862
                                                                    ===============    ===============

                 See Accompanying Notes to Financial Statements

                        CMG FIXED INCOME SECURITIES FUND
                               CMG HIGH YIELD FUND
                          Portfolios of CMG Fund Trust
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                  CMG FIXED INCOME                       CMG HIGH YIELD
                                                   SECURITIES FUND                            FUND
                                          ----------------------------------    ----------------------------------
                                            (UNAUDITED)                           (UNAUDITED)
                                            SIX MONTHS                            SIX MONTHS
                                               ENDED           YEAR ENDED            ENDED           YEAR ENDED
                                          APRIL 30, 2003    OCTOBER 31, 2002    APRIL 30, 2003    OCTOBER 31, 2002
                                          --------------    ----------------    --------------    ----------------
Operations:
   Net investment income                  $      558,653    $      1,502,637    $   12,423,280    $     28,534,687
   Net realized gain (loss) on
     investments and futures
     contracts                                   244,184              22,974           (46,237)        (24,532,571)
   Net change in net unrealized
     appreciation/depreciation on
     investments and futures
     contracts                                   172,283            (441,733)       21,651,819          (3,668,160)
                                          --------------    ----------------    --------------    ----------------
   Net increase from
     operations                                  975,120           1,083,878        34,028,862             333,956

Distributions declared to shareholders:
   From net investment income                   (579,236)         (1,555,680)      (12,737,518)        (28,989,392)
   From net realized gains                             -            (361,418)                -                   -
                                          --------------    ----------------    --------------    ----------------
Total distributions declared to
   shareholders                                 (579,236)         (1,917,098)      (12,737,518)        (28,989,392)

Net capital share transactions                (2,324,536)           (529,328)       70,142,400         (34,095,515)
                                          --------------    ----------------    --------------    ----------------
Net increase (decrease) in net assets         (1,928,652)         (1,362,548)       91,433,744         (62,750,951)

NET ASSETS:
Beginning of period                           27,411,780          28,774,328       286,228,438         348,979,389
                                          --------------    ----------------    --------------    ----------------
End of period                             $   25,483,128    $     27,411,780    $  377,662,182    $    286,228,438
                                          ==============    ================    ==============    ================
Overdistributed net
   investment income                      $      (61,919)   $        (41,336)   $     (684,473)   $       (370,235)
                                          ==============    ================    ==============    ================

                 See Accompanying Notes to Financial Statements

                        CMG FIXED INCOME SECURITIES FUND
                               CMG HIGH YIELD FUND
                          A Portfolio of CMG Fund Trust
                          NOTES TO FINANCIAL STATEMENTS

April 30, 2003 (Unaudited)

1.   SIGNIFICANT ACCOUNTING POLICIES:

CMG Fixed Income Securities Fund and CMG High Yield Fund (formerly CMC Fixed Income Securities Fund and CMC High Yield Fund, respectively) (the "Funds") are portfolios of CMG Fund Trust (formerly CMC Fund Trust) (the "Trust"), an open-end diversified investment company registered under the Investment Company Act of 1940, as amended. The Trust has established six other portfolios, CMG Small Cap Fund, CMG International Stock Fund, CMG Small/Mid Cap Fund, CMG Strategic Equity Fund, CMG Short Term Bond Fund and CMG International Bond Fund, which are not included in these financial statements. The CMG International Bond Fund is not yet operational. Each portfolio issues a separate series of the Trust's shares and maintains a separate investment portfolio. Following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by each Fund in the preparation of its financial statements.

INVESTMENT VALUATION. Portfolio securities are valued daily based on market value as quoted by dealers who are market makers in these securities, by independent pricing services, or by the investment advisor using a methodology approved by the Board of Trustees. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost, which approximates market value. Investment securities for which market quotations are not readily available will be valued at fair market value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

REPURCHASE AGREEMENTS. The Funds may engage in repurchase agreement transactions. The Funds, through their custodian, receive delivery of underlying securities collateralizing repurchase agreements. The Funds' investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

FINANCIAL FUTURES CONTRACTS. The CMG Fixed Income Securities Fund may invest in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts interest rates, and the underlying hedged assets. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes the realized gain or loss when the contract is closed. The underlying value of open futures contracts are shown on the schedule of investments under the caption "Futures Contracts".

INVESTMENT TRANSACTIONS. Investment transactions are accounted for as of the date the investments are purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Securities purchased on a when-issued or forward-delivery basis may settle a month or more after trade date; interest income is not accrued until settlement date. It is each Fund's policy to segregate liquid assets with a current value at least equal to the amount of its when-issued purchase commitments until settlement date.

INVESTMENT INCOME AND EXPENSES. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis and each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses incurred on behalf of the Trust and its underlying portfolios.

USE OF ESTIMATES. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income are declared daily and paid monthly. Distributions from any net realized gains are generally declared and paid annually. Additional distributions of net investment income and capital gains for each Fund may be made at the discretion of the Board of Trustees in accordance with the requirements of the Internal Revenue Code. Distributions to shareholders are recorded on the ex-date.

FEDERAL INCOME TAXES. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable net investment income and net realized gains to its shareholders in a manner that results in no tax to the Funds. Therefore, no federal income or excise tax provision is required.

PREMIUM AND DISCOUNT AMORTIZATION. The Funds amortize premium and accreting discount on all debt securities.

OTHER. The CMG High Yield Fund invests in lower rated debt securities, which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claim of other senior lenders, and uncertainties exist as to an issuer's ability to meet principal and interest payments. As of April 30, 2003, the credit ratings of securities held by the CMG High Yield Fund's portfolio (less short term investments) were as follows: Baa (2.7%), Ba (51.6%), or B (45.7%), by Moody's Investor Services, Inc.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES:

Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation ("Fleet") is the investment advisor of the Funds.

On April 1, 2003, Colonial Management Associates, Inc. ("Colonial"), the previous administrator to the Funds, merged into Columbia. At the time of the merger, Columbia assumed the obligations of Colonial with respect to the Funds. The merger did not change the way the Funds are managed, the investment personnel assigned to manage the Funds or the fees paid by the Funds to Columbia.

Investment management fees are paid monthly to Columbia by each Fund. The fees are based on an annual rate of 0.35% and 0.40% of average daily net assets for the CMG Fixed Income Securities Fund and CMG High Yield Fund, respectively. Effective March 1, 2003, for the CMG High Yield Fund the investment management fee is a unified fee which includes accounting expenses, legal fees, transfer agent fees, custody fees and miscellaneous expenses. The unified fee does not include Trustee's fees, Trustee legal counsel fees, audit fees and interest expenses associated with any borrowings by the Fund.

Columbia has contractually agreed to reimburse ordinary expenses (expenses incurred throughout the ordinary course of business) of each Fund, to the extent that these expenses, together with the advisory fee, exceed 0.40% of each Fund's average daily net assets. Prior to February 27, 2003, reimbursement was not in effect for the CMG High Yield Fund. For CMG Fixed Income Securities Fund, Columbia has contractually agreed to reimburse expenses through October 31, 2004. For CMG High Yield Fund, Columbia has contractually agreed to reimburse expenses indefinitely.

Trustees' fees and expenses are paid directly by each Fund to trustees having no affiliation with the Funds other than their capacity as trustees. Other officers and trustees received no compensation from the Funds.

The transfer agent for the Funds is Liberty Funds Services, Inc. ("LFSI"), an indirect, wholly-owned subsidiary of Fleet. LFSI is compensated based on a per account fee or minimum of $1,500 per month. Effective March 1, 2003, transfer agent fees are included in the unified fee.

Columbia is responsible for providing pricing and bookkeeping services to the Funds under a Pricing, Bookkeeping and Fund Administration Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of these functions to State Street Bank and Trust Company ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement. The Funds are not charged a fee for these services.

OTHER. The Funds each have an agreement with their custodian bank under which custody fees were reduced by balance credits. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. The amounts of custody credits for the six months ended April 30, 2003 were as follows:

              CMG Fixed Income Securities Fund          $  13
              CMG High Yield Fund                         539

3.   FEDERAL INCOME TAX:

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following capital loss carryforwards, determined as of October 31, 2002, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                             CMG
                         FIXED INCOME         CMG
                          SECURITIES       HIGH YIELD
YEAR OF EXPIRATION           FUND             FUND
------------------       ------------     ------------
      2007               $          -     $  8,196,069
      2008                          -        5,633,565
      2009                          -       24,244,763
      2010                     54,281       25,194,365
                         ------------     ------------
                         $     54,281     $ 63,268,762
                         ============     ============

4.   INVESTMENT TRANSACTIONS:

For federal income tax purposes, unrealized appreciation (depreciation) on investments at April 30, 2003, were as follows:

                                                                         NET
                                       UNREALIZED     UNREALIZED      UNREALIZED
FUND                                  APPRECIATION   DEPRECIATION    APPRECIATION
----                                  ------------   ------------    ------------
CMG Fixed Income Securities Fund      $  1,099,528   $    (61,140)   $  1,038,388
CMG High Yield Fund                     20,288,464        (48,456)     20,240,008

For the six months ended April 30, 2003, purchases, sales and maturities of long-term securities, were as follows:

                                             CMG FIXED INCOME   CMG HIGH YIELD
                                             SECURITIES FUND         FUND
                                             ----------------   --------------
PURCHASES:
  Investment securities other than U.S.
   Government obligations                    $      3,757,640   $  166,807,062
  U.S. Government obligations                      12,918,280                -
                                             ----------------   --------------
   Total purchases                           $     16,675,920   $  166,807,062
                                             ================   ==============

SALES AND MATURITIES:
  Investment securities other than U.S.
   Government obligations                    $     10,087,481   $   61,551,160
  U.S. Government obligations                       9,820,404                -
                                             ----------------   --------------
   Total sales and maturities                $     19,907,885   $   61,551,160
                                             ================   ==============

5.   CAPITAL STOCK ACTIVITY:

At April 30, 2003, each Fund had 100 million shares of no par value capital stock authorized. Transactions of capital shares were as follows:

                                                    CMG FIXED INCOME                          CMG HIGH
                                                     SECURITIES FUND                         YIELD FUND
                                           ----------------------------------    ----------------------------------
                                              SIX MONTHS           YEAR             SIX MONTHS           YEAR
                                                 ENDED             ENDED               ENDED             ENDED
                                               APRIL 30,        OCTOBER 31,          APRIL 30,        OCTOBER 31,
                                                 2003              2002                2003              2002
                                           ---------------    ---------------    ---------------    ---------------
SHARES:
  Shares sold                                      126,913            226,168         21,628,074         16,446,956
  Shares issued for reinvestment
   of distributions                                 43,709            182,889          1,365,341          3,176,244
                                           ---------------    ---------------    ---------------    ---------------
                                                   170,622            409,057         22,993,415         19,623,200
  Less shares redeemed                            (389,458)          (458,196)       (14,069,111)       (24,583,292)
                                           ---------------    ---------------    ---------------    ---------------
  Net increase (decrease) in shares               (218,836)           (49,139)         8,924,304         (4,960,092)
                                           ===============    ===============    ===============    ===============

AMOUNTS:
  Sales                                    $     1,336,244    $     2,380,359    $   168,718,039    $   131,994,303
  Reinvestment of distributions                    462,577          1,909,849         10,717,416         25,255,040
                                           ---------------    ---------------    ---------------    ---------------
                                                 1,798,821          4,290,208        179,435,455        157,249,343
  Less redemptions                              (4,123,357)        (4,819,536)      (109,293,055)      (191,344,858)
                                           ---------------    ---------------    ---------------    ---------------
  Net increase (decrease)                  $    (2,324,536)   $      (529,328)   $    70,142,400    $   (34,095,515)
                                           ===============    ===============    ===============    ===============

6.   LINE OF CREDIT

The Funds are a party to a $100,000,000 uncommitted line of credit that covers all the funds of the Trust together with the Columbia Funds, an affiliated group of funds managed by the investment advisor. The uncommitted line of credit expires on July 2, 2003. The Funds did not utilize the line of credit during the six months ended April 30, 2003.

                                 CMG FUND TRUST
                 1300 S.W. SIXTH AVENUE, PORTLAND, OREGON 97201


                                  - TRUSTEES -
                                 JAMES C. GEORGE
                               PATRICK J. SIMPSON
                              RICHARD L. WOOLWORTH
                                CHARLES R. NELSON


                             - INVESTMENT ADVISOR -
                       COLUMBIA MANAGEMENT ADVISORS, INC.
                             1300 S.W. SIXTH AVENUE
                             PORTLAND, OREGON 97201


                                - LEGAL COUNSEL -
                                 STOEL RIVES LLP
                        900 S.W. FIFTH AVENUE, SUITE 2300
                           PORTLAND, OREGON 97204-1268


                               - TRANSFER AGENT -
                          LIBERTY FUNDS SERVICES, INC.
                                  P.O. BOX 8081
                        BOSTON, MASSACHUSETTS 02266-8081


                                               CMG-03/991N-0503 (06/03) C-03/009


This information must be preceded or accompanied by a current prospectus. Please read it carefully before investing. The manager's views contained in this report are subject to change at any time, based on market and other considerations. Portfolio changes should not be considered recommendations for action by individual investors.

Funds distributed by Columbia Financial Center, Inc., 1301 SW Fifth Avenue, Portland, Oregon 97201

[COLUMBIA MANAGEMENT GROUP LOGO]

A FLEETBOSTON FINANCIAL COMPANY


CMG SHORT TERM BOND FUND
A PORTFOLIO OF CMG FUND TRUST


SEMIANNUAL REPORT
APRIL 30, 2003


                                                     NOT FDIC    MAY LOSE VALUE
ADVISED BY COLUMBIA MANAGEMENT ADVISORS, INC.        INSURED   NO BANK GUARANTEE

                            CMG SHORT TERM BOND FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

We are pleased to provide you with an investment review of the CMG Short Term Bond Fund. For the six-month period ended April 30, 2003, the fund returned 2.36%. During the same period, the Merrill Lynch 1-5 Government/Corporate Bond Index returned 2.96%.

The fund's duration, a measure of its sensitivity to changing interest rates, detracted slightly from relative performance. We maintained a relatively short duration in an effort to minimize the likelihood of capital losses if interest rates were to rise. At the end of the period, the fund's duration was 1.7 years compared with 2.4 years for the Merrill Lynch 1-5 Government/Corporate Bond Index. Because bond prices move in the opposite direction of interest rates, we lower duration when we expect interest rates to rise. Conversely, we raise duration when we expect interest rates to fall. If we are wrong and interest rates fall after we shorten duration or rise after we lengthen duration, fund performance can be hurt, which was the case during the six-month period when interest rates continued to decline even though we lowered our duration.

The fixed-income markets fluctuated during the period, as economic considerations were driven by news related to the war in Iraq. Nevertheless, interest rates moved modestly lower and bond prices closed the period higher. Early in the six-month period, the federal funds rate--the interest rate banks charge each other for overnight loans--was reduced by one-half of a percentage point to a record low of 1.25%. By the end of the period, with the war coming to an end, the yield on the 10-year US Treasury stood at 3.85%, after declining to a record low of 3.57% in mid-March.

Many investors were surprised that interest rates continued to decline, as they had expected the next move to be upward. However, continued weak economic growth kept interest rates low. In the fourth quarter of 2002, US gross domestic product (GDP)--a measure of the economy's growth--rose only 1.4%, followed by a rate of 1.9% in the first quarter of 2003. These figures were well below the 4% growth rate achieved in the third quarter of 2002.

In the bond market, lower quality issues generated the best returns as investors willing to take on extra risk in pursuit of higher yields were rewarded. During the six-month period, corporate bonds outpaced Treasuries by a wide margin. Agency and mortgage-backed securities also performed better than Treasuries. Although we raised the fund's commitment to corporate bonds from 32% to 35% of net assets, our focus on higher-quality corporate bonds was out of favor in this environment. Our weighting in mortgages remained steady at about 50% of net assets.

Looking ahead, we believe that the economy has the potential to improve over the next 12 months. If economic growth picks up and the stock market moves higher, we might see some upward pressure on interest rates. Even if the economy does not recover by year end, we do not expect the Federal Reserve to continue to lower interest rates. With rates at historically low levels, the amount of additional stimulus generated by another fractional reduction would likely be limited. In either case, we don't believe that inflation is likely to be a problem, which means that bond investors have an opportunity to achieve a positive inflation-adjusted return despite low prevailing interest rates.

The fund's top ten holdings (as a percentage of net assets) as of April 30, 2003 were:

HOLDING                                                                            (%)
Federal National Mortgage Association, 5.000% TBA                                  7.2
SLM Student Loan Trust, 1.901% 10/25/2011                                          3.5
Federal National Mortgage Association, 5.500% TBA                                  2.7
Federal Home Loan Mortgage Corp., 6.000% 03/01/2017 - 08/01/2017                   2.4
U.S. Treasury Inflation Index Bond, 3.375% 01/15/2007                              2.4
United States Treasury Note, 3.625% 01/15/2008                                     2.4
SLM Student Loan Trust, 1.871% 01/25/2014                                          2.1
Federal National Mortgage Association, 6.000% 03/01/2009 - 05/01/2009              2.1
SLM Student Loan Trust, 1.741% 01/25/2010                                          2.0
Federal Home Loan Mortgage Corp., 4.500% 11/01/2007                                1.7

We appreciate your continued confidence in the CMG Short Term Bond Fund.

The Columbia Investment Team
April 30, 2003

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE INVESTMENT RESULTS. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale.

Holdings and sector breakdowns are disclosed as of April 30, 2003 and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weightings within the portfolio may change as market conditions change.

Investing in fixed-income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates, the financial strength of issuers of lower-rated bonds and political and economic developments.

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

             CMG SHORT TERM BOND FUND   MERRILL LYNCH 1-5 GOV'T/CORP BOND INDEX
  2/2/1998                 $   10,000                                $   10,000
 2/28/1998                 $   10,005                                $    9,998
 3/31/1998                 $   10,040                                $   10,037
 4/30/1998                 $   10,099                                $   10,085
 5/31/1998                 $   10,168                                $   10,147
 6/30/1998                 $   10,236                                $   10,206
 7/31/1998                 $   10,279                                $   10,250
 8/31/1998                 $   10,425                                $   10,399
 9/30/1998                 $   10,563                                $   10,585
10/31/1998                 $   10,536                                $   10,620
11/30/1998                 $   10,561                                $   10,605
12/31/1998                 $   10,612                                $   10,645
 1/31/1999                 $   10,691                                $   10,698
 2/28/1999                 $   10,608                                $   10,601
 3/31/1999                 $   10,688                                $   10,688
 4/30/1999                 $   10,723                                $   10,724
 5/31/1999                 $   10,687                                $   10,682
 6/30/1999                 $   10,704                                $   10,713
 7/31/1999                 $   10,695                                $   10,725
 8/31/1999                 $   10,705                                $   10,746
 9/30/1999                 $   10,815                                $   10,833
10/31/1999                 $   10,847                                $   10,858
11/30/1999                 $   10,875                                $   10,875
12/31/1999                 $   10,886                                $   10,878
 1/31/2000                 $   10,879                                $   10,854
 2/29/2000                 $   10,956                                $   10,931
 3/31/2000                 $   11,046                                $   11,016
 4/30/2000                 $   11,040                                $   11,024
 5/31/2000                 $   11,075                                $   11,056
 6/30/2000                 $   11,233                                $   11,202
 7/31/2000                 $   11,316                                $   11,281
 8/31/2000                 $   11,431                                $   11,386
 9/30/2000                 $   11,543                                $   11,488
10/31/2000                 $   11,598                                $   11,540
11/30/2000                 $   11,743                                $   11,673
12/31/2000                 $   11,929                                $   11,842
 1/31/2001                 $   12,094                                $   12,014
 2/28/2001                 $   12,197                                $   12,108
 3/31/2001                 $   12,295                                $   12,218
 4/30/2001                 $   12,301                                $   12,225
 5/31/2001                 $   12,386                                $   12,297
 6/30/2001                 $   12,440                                $   12,343
 7/31/2001                 $   12,639                                $   12,540
 8/31/2001                 $   12,734                                $   12,632
 9/30/2001                 $   12,918                                $   12,858
10/31/2001                 $   13,064                                $   13,010
11/30/2001                 $   12,973                                $   12,932
12/31/2001                 $   12,945                                $   12,904
 1/31/2002                 $   13,010                                $   12,942
 2/28/2002                 $   13,080                                $   13,022
 3/31/2002                 $   12,995                                $   12,892
 4/30/2002                 $   13,104                                $   13,070
 5/31/2002                 $   13,205                                $   13,170
 6/30/2002                 $   13,284                                $   13,285
 7/31/2002                 $   13,352                                $   13,455
 8/31/2002                 $   13,464                                $   13,569
 9/30/2002                 $   13,588                                $   13,742
10/31/2002                 $   13,456                                $   13,740
11/30/2002                 $   13,452                                $   13,718
12/31/2002                 $   13,581                                $   13,927
 1/31/2003                 $   13,599                                $   13,934
 2/28/2003                 $   13,699                                $   14,056
 3/31/2003                 $   13,724                                $   14,085
 4/30/2003                 $   13,773                                $   14,149

AVERAGE ANNUAL TOTAL RETURN AS OF 4/30/03 (%)

                                                              6-MONTH
                                                INCEPTION   (CUMULATIVE)   1-YEAR   5-YEAR   LIFE
CMG Short Term Bond Fund                         2/2/98         2.36         5.10    6.40    6.30
Merril Lynch 1-5 Year
  Government/Corporate Bond Index                               2.96         8.24    7.00    6.84

AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/03 (%)

                                                              6-MONTH
                                                INCEPTION   (CUMULATIVE)   1-YEAR   5-YEAR   LIFE
CMG Short Term Bond Fund                         2/2/98         1.00         5.60    6.45    6.33
Merril Lynch 1-5 Year
  Government/Corporate Bond Index                               2.49         9.25    7.01    6.86

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distribution. Total return performance is for the periods ended Apri1 30, 2003 and March 31, 2003.

The Merrill Lynch 1-5 Year Government/Corporate Bond Index is an unmanaged index that includes all US government debt with at least $100 million face value outstanding, as well as investment-grade-rated corporate debt with at least $100 million outstanding, with maturities between 1-5 years. Unlike the fund, indices are not investments, do not incur fees and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from January 31, 1998.

Performance results reflect any waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

                            CMG SHORT TERM BOND FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                (UNAUDITED)
                                 SIX MONTHS                                                                           PERIOD
                                   ENDED                            YEAR ENDED OCTOBER 31,                             ENDED
                                  APRIL 30,        ---------------------------------------------------------        OCTOBER 31,
                                    2003             2002             2001           2000            1999            1998 (a)
                                ------------       ---------       ---------       ---------       ---------       ------------
NET ASSET VALUE, BEGINNING OF
   PERIOD                       $      12.15       $   12.41       $   11.73       $   11.72       $   12.09       $      12.00
                                ------------       ---------       ---------       ---------       ---------       ------------
INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment income                0.24(b)         0.59(b)(c)      0.76            0.77            0.72               0.54
   Net realized and unrealized
     gain (loss) on investments         0.04           (0.22)(c)        0.68            0.01           (0.37)              0.09
                                ------------       ---------       ---------       ---------       ---------       ------------
       Total from investment
         operations                     0.28            0.37            1.44            0.78            0.35               0.63
                                ------------       ---------       ---------       ---------       ---------       ------------

LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS:
   From net
     investment income                 (0.25)          (0.63)          (0.76)          (0.77)          (0.72)             (0.54)
   From net realized
     gains                                 -               -               -               -           (0.00)(d)              -
                                ------------       ---------       ---------       ---------       ---------       ------------
       Total distributions             (0.25)          (0.63)          (0.76)          (0.77)          (0.72)             (0.54)
                                ------------       ---------       ---------       ---------       ---------       ------------
NET ASSET VALUE, END OF PERIOD  $      12.18       $   12.15       $   12.41       $   11.73       $   11.72       $      12.09
                                ============       =========       =========       =========       =========       ============

TOTAL RETURN (e)(k)                     2.36%(f)        3.12%          12.62%           6.92%           2.96%              5.38%(f)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
   period (000's)               $    141,485       $ 140,757       $  89,791       $  82,809       $ 144,821       $     42,692
Ratio of net expenses to
   average net assets (g)(h)            0.25%(i)        0.25%           0.25%           0.25%           0.25%              0.25%(i)
Ratio of total expenses to
   average net assets (g)(h)            0.31%(i)        0.30%           0.33%           0.33%           0.32%              0.38%(i)
Ratio of interest expense to
   average net assets                   0.00%(j)           -               -               -               -                  -
Ratio of net investment income
   to average net assets (h)            3.96%(i)        4.73%(c)        6.27%           6.56%           6.22%              5.97%(i)
Portfolio turnover rate                   49%(f)         132%             82%             86%            128%               132%(f)

(a) The Fund commenced investment operations on February 2, 1998. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.04, decrease net realized and unrealized loss per share by $0.04 and decrease ratio of net investment income to average net assets from 5.08% to 4.73%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(d)  Rounds to less than $0.01 per share.
(e) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The investment advisor has contractually agreed, through October 31, 2004, to reimburse ordinary expenses of the Fund, to the extent that these expenses, together with the advisory fee, exceed 0.25% of the Fund's average daily net assets.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.
(j)  Rounds to less than 0.01%.
(k)  Total return at net asset value assuming all distributions reinvested.

                 See Accompanying Notes to Financial Statements.

                            CMG SHORT TERM BOND FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

April 30, 2003 (Unaudited)

                                                                                        PRINCIPAL
                                                                                          AMOUNT              VALUE
                                                                                     ---------------     ---------------
U.S. Government & Agency Securities (23.8%)
U.S. Treasury Note & Bond (4.8%)
   U.S. Treasury Inflation Index Bond
     3.375% 01/15/2007                                                               $     3,119,525     $     3,398,823
   U.S. Treasury Note
     3.625% 01/15/2008                                                                     3,053,624           3,377,595
                                                                                                         ---------------
                                                                                                               6,776,418
                                                                                                         ---------------
U.S. Agency Bonds (5.0%)
   Federal Home Loan Mortgage Corp. (FHLMC)
     4.500% 11/01/2007                                                                     2,393,577           2,472,864
     5.500% 09/01/2017                                                                     1,033,708           1,075,133
     6.000% 03/01/2017 - 08/01/2017                                                        3,303,882           3,453,257
     10.250% 09/01/2009                                                                        5,556               6,200
                                                                                                         ---------------
                                                                                                               7,007,454
                                                                                                         ---------------
Federal National Mortgage Association (FNMA) (12.0%)
     6.000% 03/01/2009 - 05/01/2009                                                        2,875,579           2,978,677
     To Be Announced
     5.000% (a)                                                                            9,975,000          10,245,218
     5.500% (a)                                                                            3,700,000           3,849,156
                                                                                                         ---------------
                                                                                                              17,073,051
                                                                                                         ---------------
Agency Collateralized Mortgage Obligations (1.1%)
   FHLMC GNMA Multiclass Mtg. Partn. Ctfs.
     Gtd. Series 24 Cl. J
     6.250% 11/25/2023                                                                       420,000             450,903
   FHLMC Multiclass Mtg. Partn. Ctfs.
     Gtd. Series 2046 Cl. PD
     5.750% 03/15/2024                                                                       138,986             138,994
     Gtd. Series 2120 Cl. PH
     6.000% 09/15/2011                                                                       213,840             213,877
     Gtd. Series 2462 Cl. JE
     6.500% 11/15/2030                                                                       680,000             720,834
                                                                                                         ---------------
                                                                                                               1,524,608
                                                                                                         ---------------
Other Government Agencies (0.9%)
   Small Business Administration
     1.875% 10/25/2021 - 06/25/2022                                                          695,380             696,207
     2.000% 07/25/2021 - 11/25/2021                                                          155,058             155,184
     2.375% 01/25/2017                                                                       405,672             409,585
                                                                                                         ---------------
                                                                                                               1,260,976
                                                                                                         ---------------
     Total U.S. Government & Agency Securities
      (Cost of $33,383,568)                                                                                   33,642,507
                                                                                                         ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                        PRINCIPAL
                                                                                          AMOUNT              VALUE
                                                                                     ---------------     ---------------
Corporate Notes & Bonds (35.2%)

Financials (13.3%)
   American General Finance
     5.375% 09/01/2009                                                               $       250,000     $       267,612
   Bank of America Corp.
     6.625% 10/15/2007                                                                     1,350,000           1,536,502
   Bank One N.A. Illinois
     3.700% 01/15/2008                                                                       700,000             715,387
   CIT Group, Inc.
     7.625% 08/16/2005                                                                       400,000             437,791
   Citigroup, Inc.
     6.750% 12/01/2005                                                                       950,000           1,057,825
   Equitable Companies, Inc.
     9.000% 12/15/2004                                                                       525,000             581,443
   Ford Motor Credit Co.
     6.875% 02/01/2006                                                                     1,375,000           1,423,324
   General Electric Capital Corp.
     4.250% 01/15/2008                                                                     1,650,000           1,720,031
   General Motors Acceptance Corp.
     5.250% 05/16/2005                                                                       950,000             975,405
   Goldman Sachs Group, Inc.
     4.125% 01/15/2008                                                                       325,000             335,775
   Health Care Property Investors, Inc.
     6.875% 06/08/2015 (b)                                                                   675,000             722,440
   Household Finance Corp.
     6.400% 06/17/2008                                                                       700,000             786,116
   John Deere Capital Corp.
     3.900% 01/15/2008                                                                       650,000             664,034
   Lehman Brothers Holdings, Inc.
     4.000% 01/22/2008                                                                       725,000             741,300
   Merrill Lynch & Co., Inc.
     2.470%, 03/10/2006                                                                      700,000             700,384
   Morgan Stanley
     6.100% 04/15/2006                                                                       650,000             713,583
   US Bancorp
     3.125% 03/15/2008                                                                     1,300,000           1,286,576
   USA Education
     5.625% 04/10/2007                                                                     1,000,000           1,094,886
   Wachovia Corp.
     4.950% 11/01/2006                                                                     1,100,000           1,184,104
   Washington Mutual, Inc.
     5.625% 01/15/2007                                                                       600,000             655,546

                 See Accompanying Notes to Financial Statements.

                                                                                        PRINCIPAL
                                                                                          AMOUNT              VALUE
                                                                                     ---------------     ---------------
Corporate Notes & Bonds (continued)

   Wells Fargo & Co.
     5.900% 05/21/2006                                                               $       125,000     $       137,977
     7.250% 08/24/2005                                                                       980,000           1,098,341
                                                                                                         ---------------
                                                                                                              18,836,382
                                                                                                         ---------------
Health Care (1.5%)
   Anthem, Inc.
     4.875% 08/01/2005                                                                       475,000             499,047
   WellPoint Health Networks, Inc.
     6.375% 06/15/2006                                                                       750,000             829,056
   Wyeth
     6.250% 03/15/2006                                                                       700,000             774,425
                                                                                                         ---------------
                                                                                                               2,102,528
                                                                                                         ---------------
Industrial (15.1%)
   Anadarko Petroleum Corp.
     5.375% 03/01/2007                                                                       625,000             675,058
   AT&T Corp.
     6.500% 11/15/2006 (b)                                                                   350,000             375,671
   Boeing Co.
     8.100% 11/15/2006                                                                       525,000             609,084
   BP America, Inc.
     5.000% 12/16/2003                                                                     1,500,000           1,532,492
   Caterpillar Financial Services Corp.
     6.875% 08/01/2004                                                                     1,100,000           1,170,582
   ChevronTexaco Capital Co.
     3.500% 09/17/2007                                                                     1,025,000           1,050,043
   Coca-Cola Enterprises, Inc.
     8.000% 01/04/2005                                                                     1,100,000           1,211,441
   Costco Wholesale Corp.
     5.500% 03/15/2007                                                                     1,175,000           1,282,234
   Cox Enterprises, Inc.
     8.000% 02/15/2007 (c)                                                                   575,000             655,311
   DaimlerChrysler N.A. Holding Corp.
     4.750% 01/15/2008                                                                       450,000             465,362
   Diageo Capital PLC
     3.375% 03/20/2008                                                                     1,275,000           1,278,631
   Honeywell International, Inc.
     5.125% 11/01/2006                                                                       875,000             946,664
   International Business Machines Corp.
     4.250% 09/15/2009                                                                       680,000             709,128
   Jones Intercable, Inc.
     7.625% 04/15/2008                                                                       500,000             570,315
   Lowe's Companies, Inc.
     7.500% 12/15/2005                                                                       800,000             907,997

                 See Accompanying Notes to Financial Statements.

                                                                                        PRINCIPAL
                                                                                          AMOUNT              VALUE
                                                                                     ---------------     ---------------
Corporate Notes & Bonds (continued)

   Occidental Petroleum Corp.
     4.250% 03/15/2010                                                               $       425,000     $       428,185
   Pepsi Bottling Holdings, Inc.
     5.375% 02/17/2004 (c)                                                                 1,150,000           1,185,394
   Phillips Petroleum Co.
     8.500% 05/25/2005                                                                       895,000           1,011,209
   Procter & Gamble Co.
     4.750% 06/15/2007                                                                       675,000             723,960
   TCI Communications, Inc.
     7.250% 08/01/2005                                                                       150,000             161,825
   Time Warner, Inc.
     7.975% 08/15/2004                                                                       625,000             665,841
   Union Pacific Corp.
     3.875% 02/15/2009                                                                       550,000             550,496
   United Technologies Corp.
     4.875% 11/01/2006                                                                     1,125,000           1,204,694
   Verizon Global Funding Corp.
     7.600% 03/15/2007                                                                     1,025,000           1,169,450
   Wal-Mart Stores
     4.375% 07/12/2007                                                                       750,000             793,680
                                                                                                         ---------------
                                                                                                              21,334,747
                                                                                                         ---------------
Utilities (2.0%)
   Dominion Resources, Inc.
     2.800% 02/15/2005                                                                       700,000             704,818
   FPL Group Capital, Inc.
     6.875% 06/01/2004                                                                     1,000,000           1,054,296
   Kinder Morgan Energy Partners L.P.
     8.000% 03/15/2005                                                                       760,000             840,101
   Progress Energy, Inc.
     5.850% 10/30/2008                                                                       300,000             328,982
                                                                                                         ---------------
                                                                                                               2,928,197
                                                                                                         ---------------
International (3.3%)
   A.I.D., Morocco
     1.280% 05/01/2023 (b)                                                                   400,000             396,000
   Ontario Province
     6.000% 02/21/2006                                                                     1,400,000           1,548,550
   Quebec Province
     6.500% 01/17/2006                                                                     1,200,000           1,335,464
     7.000% 01/30/2007                                                                        85,000              97,974
   Republic of Italy
     2.500% 03/31/2006                                                                       750,000             756,898

                 See Accompanying Notes to Financial Statements.

                                                                                        PRINCIPAL
                                                                                          AMOUNT              VALUE
                                                                                     ---------------     ---------------
Corporate Notes & Bonds (continued)

   United Mexican States
     4.625% 10/08/2008                                                               $       505,000     $       513,333
                                                                                                         ---------------
                                                                                                               4,648,219
                                                                                                         ---------------
     Total Corporate Notes & Bonds
      (Cost of $47,354,033)                                                                                   49,850,073
                                                                                                         ---------------
Other Securitized Loans (32.0%)
Asset Backed Securities (17.1%)
   ABFS Mortgage Loan Trust
     Series 1997-2 Cl. A5
     7.125% 01/15/2029                                                                       298,508             318,565
   Advanta Mortgage Loan Trust
     Series 1994-1 Cl. A2
     6.300% 07/25/2025                                                                       102,457             103,186
   Cityscape Home Equity Loan Trust
     Series 1996-3 Cl. A8
     7.650% 09/25/2025                                                                     1,470,000           1,469,693
     Series 1997-B Cl. A7
     7.410% 05/25/2028                                                                       292,646             304,704
     Series 1997-3 Cl. A5
     7.890% 07/25/2018                                                                       559,771             592,655
     Series 1997-4 Cl. A4
     7.440% 10/25/2018                                                                       352,497             367,857
   ContiMortgage Home Equity Loan Trust
     Series 1997-3 Cl. A8
     7.580% 08/15/2028                                                                     1,233,259           1,259,254
   FirstPlus Home Loan Owner Trust
     Series 1997-3 Cl. A7
     7.220% 11/10/2020                                                                         9,243               9,245
   GE Capital Mortgage Services, Inc.
     Series 1995-HE1 Cl. A6
     7.500% 09/25/2010                                                                        28,208              28,202
   Green Tree Financial Corp.
     Series 1996-4 Cl. A7
     7.900% 06/15/2027                                                                     1,174,658           1,216,731
   IMC Home Equity Loan Trust
     Series 1995-3 Cl. A5
     7.500% 04/25/2026                                                                     1,280,000           1,279,727
     Series 1997-3 Cl. A6
     7.520% 08/20/2028                                                                       176,043             183,216
   KeyCorp Student Loan Trust
     Series 1996-A Cl. A2
     1.791% 08/27/2025 (b)                                                                 1,849,133           1,863,881

                 See Accompanying Notes to Financial Statements.

                                                                                        PRINCIPAL
                                                                                          AMOUNT              VALUE
                                                                                     ---------------     ---------------
Other Securitized Loans (continued)
   Lehman Home Equity Loan Trust
     Series 1996-3 Cl. A2
     1.540% 12/15/2027 (b)                                                           $       356,236     $       354,927
   Merit Securities Corp.
     Series 13 Cl. A4
     7.880% 12/28/2033                                                                     1,215,000           1,200,453
   SLM Student Loan Trust
     Series 1997-2 Cl. A2
     1.741% 01/25/2010 (b)                                                                 2,782,108           2,795,516
     Series 1997-3 Cl. A2
     1.781% 10/25/2010 (b)                                                                 1,154,871           1,163,096
     Series 1997-4 Cl. A2
     1.891% 10/25/2010 (b)                                                                 1,158,617           1,171,235
     Series 1998-1 Cl. A2
     1.901% 10/25/2011 (b)                                                                 4,928,976           4,991,373
     Series 1998-2 Cl. A2
     1.871% 01/25/2014 (b)                                                                 2,954,361           2,993,653
   UCFC Home Equity Loan Trust
     Series 1998-D Cl. AF7
     6.315% 04/15/2030                                                                       518,791             550,021
                                                                                                         ---------------
                                                                                                              24,217,190
                                                                                                         ---------------
Collateralized Mortgage Obligations (13.7%)
   Bear Stearns Asset Backed Securities Trust
     Series 2002-AC3 Cl. A2
     5.490% 06/25/2032                                                                       886,692             896,059
   CMC Securities Corp. IV
     Series 1997-2 Cl. 1A12
     7.250% 11/25/2027                                                                       119,319             119,781
   Countrywide Home Loans
     Series 2002-5 Cl. 2A1
     6.000% 04/25/2017                                                                       963,967             987,765
     Series 2002-16 Cl. 1A1
     6.500% 09/25/2032                                                                       851,255             873,825
   First Nationwide Trust
     Series 1999-1 Cl. 1A
     6.500% 03/25/2029                                                                       595,059             605,916
     Series 2000-1 Cl. 2A3
     8.000% 10/25/2030                                                                       740,895             757,319
   NationsLink Funding Corp.
     Series 1999-SL Cl. A5
     6.888% 05/10/2007                                                                       500,000             564,950

                 See Accompanying Notes to Financial Statements.

                                                                                        PRINCIPAL
                                                                                          AMOUNT              VALUE
                                                                                     ---------------     ---------------
Other Securitized Loans (continued)
   Norwest Asset Securities Corp.
     Series 1998-31 Cl. A1
     6.250% 01/25/2014                                                               $       292,480     $       299,491
   Ocwen Residential MBS Corp.
     Series 1998-R1 Cl. A1
     7.000% 10/25/2040 (c)                                                                   728,557             743,241
   PNC Mortgage Securities Corp.
     Series 1996-PR1 Cl. A
     5.845% 04/28/2027 (b)(c)                                                                305,198             308,483
     Series 1998-12 Cl. 4A5
     6.475% 01/25/2029                                                                       271,530             276,717
     Series 1999-5 Cl. 2A6
     6.750% 07/25/2029                                                                        17,230              17,209
   Residential Asset Securitization Trust
     Series 1998-A3 Cl. A
     6.500% 04/25/2013                                                                       508,045             592,745
     Series 1999-A1 Cl. A1
     6.750% 03/25/2029                                                                       344,524             348,608
     Series 2002-A1 Cl. A2
     5.350% 09/25/2026                                                                     1,573,970           1,585,137
     Series 2002-A1 Cl. A4
     6.590% 01/25/2030                                                                     1,500,000           1,558,649
     Series 2002-A5 Cl. A2
     5.820% 01/25/2027                                                                     2,290,762           2,320,224
   Residential Funding Mortgage Securities I, Inc.
     Series 1999-S25 Cl. A1
     6.750% 12/25/2014                                                                       319,960             327,602
     Series 2002-S15 Cl. A2
     5.400% 09/25/2032                                                                     1,711,482           1,744,915
   Saco I, Inc.
     Series 1997-2 Cl. 1A5
     7.000% 08/25/2036 (c)                                                                   920,000             941,611
   Structured Asset Mortgage Investments, Inc.
     Series 2002-3 Cl. 1A
     6.750% 07/28/2028                                                                     1,176,703           1,185,197
   Structured Asset Securities Corp.
     Series 1999-ALS2 Cl. A2
     6.750% 07/25/2029                                                                       297,003             298,030
   Washington Mutual Mortgage Securities Corp.
     Series 2003-MS5 Cl. 1A4
     1.805% 03/25/2018 (b)                                                                 1,991,845           1,990,461
                                                                                                         ---------------
                                                                                                              19,343,935
                                                                                                         ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                        PRINCIPAL
                                                                                          AMOUNT              VALUE
                                                                                     ---------------     ---------------
Other Securitized Loans (continued)
Commercial Mortgage Backed Securities (1.2%)
   GMAC Commercial Mortgage Asset Corp.
     Series 2001-FLAA Cl. B1
     1.810% 06/15/2013 (b)(c)                                                        $     1,138,639     $     1,137,161
   Nomura Asset Securities Corp.
     Series 1996-MD5 Cl. A1B
     7.120% 04/13/2039                                                                       530,000             592,052
                                                                                                         ---------------
                                                                                                               1,729,213
                                                                                                         ---------------
     Total Other Securitized Loans
      (Cost of $44,748,379)                                                                                   45,290,338
                                                                                                         ---------------
Short-Term Obligations (18.8%)

U.S. Treasury Bill (2.9%)
     1.150% 05/01/2003                                                                     4,100,000           4,100,000

Repurchase Agreement (15.9%)
     Repurchase agreement with State Street
       Bank & Trust Co., dated 04/30/03, due 05/01/03 at
       1.180%, collateralized by a U.S. Treasury Note
       maturing 04/30/05, market value of $22,975,000
       (repurchase proceeds $22,524,738)                                                  22,524,000          22,524,000
                                                                                                         ---------------
     Total Short-Term Obligations
      (Cost of $26,624,000)                                                                                   26,624,000
                                                                                                         ---------------
     Total Investments (109.8%)
      (Cost of $152,109,980) (d)                                                                             155,406,918

     Other Assets & Liabilities, Net (-9.8%)                                                                 (13,921,688)
                                                                                                         ---------------

     Net Assets (100.0%)                                                                                 $   141,485,230
                                                                                                         ===============

Notes to Schedule of Investments:

   (a) This security, or a portion thereof, has been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and settlement date. The exact quantity purchased may be slightly more or less than the amount shown.
   (b) Variable rate security - the rate reported is the current rate in effect.
   (c) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2003, the value of these securities amounted to $4,971,201 which represents 3.5% of net assets.
   (d)  Cost for federal income tax purposes is $152,371,259.

                 See Accompanying Notes to Financial Statements.

                            CMG SHORT TERM BOND FUND
                          A Portfolio of CMG Fund Trust
                       STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)

ASSETS:
   Investments at identified cost (including repurchase agreement)              $  152,109,980
                                                                                --------------
   Investments at value                                                         $  132,882,918
   Repurchase agreement                                                             22,524,000
   Cash                                                                                344,164
   Receivable for:
     Investments sold                                                                1,517,418
     Investments sold on a delayed delivery basis                                    4,833,261
     Capital stock sold                                                              1,000,000
     Interest                                                                          948,435
   Expense reimbursement due from investment advisor                                    43,859
   Other assets                                                                         36,401
                                                                                --------------
   Total assets                                                                    164,130,456
                                                                                --------------
LIABILITIES:
   Payable for:
     Investments purchased                                                           3,378,878
     Investments purchased on a delayed delivery basis                              19,216,984
     Distributions                                                                       4,004
     Investment management fee                                                          29,508
     Transfer agent fee                                                                  2,104
     Trustees' fee                                                                         934
     Audit fee                                                                           9,538
     Custody fee                                                                         2,626
     Interest                                                                              650
                                                                                --------------
   Total liabilities                                                                22,645,226
                                                                                --------------

NET ASSETS                                                                      $  141,485,230
                                                                                ==============
NET ASSETS consist of:
   Paid-in capital                                                              $  142,461,924
   Overdistributed net investment income                                              (521,759)
   Accumulated net realized loss                                                    (3,751,873)
   Net unrealized appreciation on investments                                        3,296,938
                                                                                --------------
NET ASSETS                                                                      $  141,485,230
                                                                                ==============
Shares of capital stock outstanding                                                 11,616,750
                                                                                ==============
Net asset value, offering and redemption price per share                        $        12.18
                                                                                ==============

                 See Accompanying Notes to Financial Statements.

                            CMG SHORT TERM BOND FUND
                          A Portfolio of CMG Fund Trust
                             STATEMENT OF OPERATIONS

For the Six Months Ended April 30, 2003 (Unaudited)

NET INVESTMENT INCOME:
   Interest                                                                     $    2,817,952
                                                                                --------------
   Expenses:
     Investment management fee                                                         167,445
     Transfer agent fee                                                                  9,000
     Trustees' fee                                                                       1,944
     Custody fee                                                                         4,368
     Audit fee                                                                          11,086
     Other expenses                                                                     17,468
                                                                                --------------
        Total operating expenses                                                       211,311
     Expense reimbursement by investment advisor                                       (43,859)
     Custody earnings credit                                                              (657)
                                                                                --------------
        Net operating expenses                                                         166,795
     Interest expense                                                                      650
                                                                                --------------
        Net expenses                                                                   167,445
                                                                                --------------
   Net investment income                                                             2,650,507
                                                                                --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                                                    971,802
   Net change in unrealized appreciation/depreciation on investments                  (428,267)
                                                                                --------------
   Net gain                                                                            543,535
                                                                                --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                      $    3,194,042
                                                                                --------------

                 See Accompanying Notes to Financial Statements.

                            CMG SHORT TERM BOND FUND
                          A Portfolio of CMG Fund Trust
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                  (UNAUDITED)
                                                                                  SIX MONTHS
                                                                                     ENDED            YEAR ENDED
                                                                                APRIL 30, 2003     OCTOBER 31, 2002
                                                                                ---------------    ----------------
Operations:
   Net investment income                                                        $     2,650,507    $     6,621,939
   Net realized gain (loss) on investments                                              971,802         (2,162,083)
   Net change in net unrealized appreciation/depreciation on investments               (428,267)            67,269
                                                                                ---------------    ---------------
   Net increase from operations                                                       3,194,042          4,527,125

Distributions declared to shareholders:
   From net investment income                                                        (2,833,012)        (7,115,313)

Net capital share transactions                                                          367,616         53,553,765
                                                                                ---------------    ---------------

Net increase in net assets                                                              728,646         50,965,577

NET ASSETS:
Beginning of period                                                                 140,756,584         89,791,007
                                                                                ---------------    ---------------
End of period                                                                   $   141,485,230    $   140,756,584
                                                                                ===============    ===============
Overdistributed net investment income                                           $      (521,759)   $      (339,254)
                                                                                ===============    ===============

                 See Accompanying Notes to Financial Statements.

                            CMG SHORT TERM BOND FUND
                          A Portfolio of CMG Fund Trust
                          NOTES TO FINANCIAL STATEMENTS

April 30, 2003 (Unaudited)

1.  SIGNIFICANT ACCOUNTING POLICIES:

CMG Short Term Bond Fund (formerly CMC Short Term Bond Fund) (the "Fund") is a portfolio of CMG Fund Trust (formerly CMC Fund Trust) (the "Trust"), an open-end diversified investment company registered under the Investment Company Act of 1940, as amended. The Trust has established seven other portfolios, CMG Small Cap Fund, CMG International Stock Fund, CMG Small/Mid Cap Fund, CMG Strategic Equity Fund, CMG International Bond Fund, CMG Fixed Income Securities Fund, and CMG High Yield Fund, which are not included in these financial statements. The CMG International Bond Fund is not yet operational. Each portfolio issues a separate series of the Trust's shares and maintains a separate investment portfolio. Following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Fund in the preparation of its financial statements.

INVESTMENT VALUATION. Portfolio securities are valued daily based on market value as quoted by dealers who are market makers in these securities, by independent pricing services, or by the investment advisor using a methodology approved by the Board of Trustees. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost, which approximates market value. Investment securities for which market quotations are not readily available will be valued at fair market value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing repurchase agreements. The Fund's investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

INVESTMENT TRANSACTIONS. Investment transactions are accounted for as of the date the investments are purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Securities purchased on a when-issued or forward-delivery basis may settle a month or more after trade date; interest income is not accrued until settlement date. It is the Fund's policy to segregate liquid assets with a current value at least equal to the amount of its when-issued purchase commitments until settlement date.

INVESTMENT INCOME AND EXPENSES. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis and the Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses incurred on behalf of the Trust and its underlying portfolios.

USE OF ESTIMATES. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income are declared daily and paid monthly. Distributions from any net realized gains are generally declared and paid annually. Additional distributions of net investment income and capital gains for the Fund may be made at the discretion of the Board of Trustees in accordance with the requirements of the Internal Revenue Code. Distributions to shareholders are recorded on the ex-date.

FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable net investment income and net realized gains to its shareholders in a manner which results in no tax to the Fund. Therefore, no federal income or excise tax provision is required.

PREMIUM AND DISCOUNT AMORTIZATION. The Fund amortizes premium and accretes discount on all debt securities.

2.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES:

Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation ("Fleet") is the investment advisor of the Fund.

On April 1, 2003, Colonial Management Associates, Inc. ("Colonial"), the previous administrator to the Fund, merged into Columbia. At the time of the merger, Columbia assumed the obligations of Colonial with respect to the Fund. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund to Columbia.

Investment management fees are paid monthly to Columbia by the Fund. The fees are based on an annual rate of 0.25% of the Fund's average daily net assets.

Columbia has contractually agreed, through October 31, 2004, to reimburse ordinary expenses (expenses incurred throughout the ordinary course of business) of the Fund, to the extent that these expenses, together with the Fund's advisory fee, exceed 0.25% of the Fund's average daily net assets.

Trustees' fees and expenses are paid directly by the Fund to trustees having no affiliation with the Fund other than their capacity as trustees. Other officers and trustees received no compensation from the Fund.

The transfer agent for the Fund is Liberty Funds Services, Inc. ("LFSI"), an indirect, wholly-owned subsidiary of Fleet. LFSI is compensated based on a per account fee or minimum of $1,500 per month.

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a Pricing, Bookkeeping and Fund Administration Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of these functions to State Street Bank and Trust Company ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement. The Fund is not charged a fee for these services.

OTHER. The Fund has an agreement with its custodian bank under which $657 of custody fees were reduced by balance credits for the six months ended April 30, 2003. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

3.  FEDERAL INCOME TAX:

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following capital loss carryforwards, determined as of October 31, 2002, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                      YEAR OF        CAPITAL LOSS
                                    EXPIRATION       CARRYFORWARD
                                  --------------   ----------------
                                       2007        $       481,786
                                       2008              1,870,624
                                       2010              2,365,257
                                                   ---------------
                                                   $     4,717,667
                                                   ===============

4.  INVESTMENT TRANSACTIONS:

For federal income tax purposes, net unrealized appreciation of investments at April 30, 2003 was $3,035,659, composed of gross appreciation of $3,268,989 and gross depreciation of $233,330.

For the six months ended April 30, 2003, purchases, sales and maturities of long-term securities were as follows:

                                                      PURCHASES       SALES AND MATURITIES
                                                   ---------------    --------------------
Investment securities other than
  U.S Government obligations                       $   24,935,692       $     30,245,412
U.S. Government obligations                            35,554,025             32,780,312
                                                   --------------       ----------------
Total                                              $   60,489,717       $     63,025,724
                                                   ==============       ================

5.  CAPITAL STOCK ACTIVITY:

At April 30, 2003, the Fund had 100 million shares of no par value capital stock authorized. Transactions of capital shares were as follows:

                                                           SIX MONTHS
                                                              ENDED             YEAR ENDED
                                                         APRIL 30, 2003      OCTOBER 31, 2002
                                                         ---------------     ----------------
SHARES:
  Shares sold                                                  2,665,838            7,604,040
  Shares issued for reinvestment of distributions                229,748              574,008
                                                         ---------------     ----------------
                                                               2,895,586            8,178,048
  Less shares redeemed                                        (2,866,689)          (3,823,461)
                                                         ---------------     ----------------
  Net increase                                                    28,897            4,354,587
                                                         ===============     ================
AMOUNTS:
  Sales                                                  $    32,482,459     $     93,097,391
  Reinvestment of distributions                                2,792,711            7,003,463
                                                         ---------------     ----------------
                                                              35,275,170          100,100,854
  Less redemptions                                           (34,907,554)         (46,547,089)
                                                         ---------------     ----------------
  Net increase                                           $       367,616     $     53,553,765
                                                         ===============     ================

6.  LINE OF CREDIT:

The Fund is a party to a $100,000,000 uncommitted line of credit that covers all the funds of the Trust together with the Columbia Funds, an affiliated group of funds managed by the investment advisor. The uncommitted line of credit expires on July 2, 2003. For the six months ended April 30, 2003, the average daily loan balance outstanding on days where borrowing existed was $12,900,000 at a weighted average interest rate of 1.81%.

                                 CMG FUND TRUST
                 1300 S.W. SIXTH AVENUE, PORTLAND, OREGON 97201


                                  - TRUSTEES -
                                 JAMES C. GEORGE
                               PATRICK J. SIMPSON
                              RICHARD L. WOOLWORTH
                                CHARLES R. NELSON


                             - INVESTMENT ADVISOR -
                       COLUMBIA MANAGEMENT ADVISORS, INC.
                             1300 S.W. SIXTH AVENUE
                             PORTLAND, OREGON 97201


                                - LEGAL COUNSEL -
                                 STOEL RIVES LLP
                        900 S.W. FIFTH AVENUE, SUITE 2300
                           PORTLAND, OREGON 97204-1268


                               - TRANSFER AGENT -
                          LIBERTY FUNDS SERVICES, INC.
                                  P.O. BOX 8081
                        BOSTON, MASSACHUSETTS 02266-8081


                                               926-03/992N-0503 (06/03) C-03/012


This information must be preceded or accompanied by a current prospectus. Please read it carefully before investing. The manager's views contained in this report are subject to change at any time, based on market and other considerations. Portfolio changes should not be considered recommendations for action by individual investors.

Fund distributed by Columbia Financial Center, Inc., 1301 SW Fifth Avenue, Portland, Oregon 97201

[COLUMBIA MANAGEMENT GROUP(SM) LOGO]
A FLEETBOSTON FINANCIAL COMPANY


CMG STRATEGIC EQUITY FUND
A PORTFOLIO OF CMG FUND TRUST


SEMIANNUAL REPORT
APRIL 30, 2003


                                                    NOT FDIC    MAY LOSE VALUE
ADVISED BY COLUMBIA MANAGEMENT ADVISORS, INC.       INSURED    NO BANK GUARANTEE

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

We are pleased to provide you with an investment review of the CMG Strategic Equity Fund. For the six-month period ended April 30, 2003, the fund returned 6.37%. It did better than the S&P 500 Index, which returned 4.47%.

The conflict with Iraq, a sluggish economy and pessimism among consumers dominated the six-month period. The housing market, which benefited from historically low mortgage rates, was one bright spot as the stock market remained volatile. It rallied briefly in the fall, then declined for most of the first quarter, before making a strong comeback on news that the war with Iraq was ending. By April, investors had become more optimistic that the Federal Reserve's stance on interest rates and the anticipated approval of the Bush tax plan could boost economic growth.

Several sectors contributed to strong fund performance during the period. Energy, technology and telecommunications-three industries plagued by high profile fraud issues in recent years-rebounded, delivering positive returns. Improved corporate governance and a focus on earnings quality benefited companies such as Halliburton, an international energy services company (0.8% of net assets), as well as those in the semiconductor industry.

In health care, our investments in medical device companies Guidant and Boston Scientific (0.1% and 0.3% of net assets, respectively) also generated attractive returns. Based on our conviction that drug stocks had bottomed last fall, we took positions in Bristol-Myers Squibb and Wyeth (0.6% and 0.4% of net assets, respectively). The fund also emphasized emerging markets, focusing primarily on companies in Russia and Latin America. In particular, we believe that the cellular telephone business overseas offers fair valuations and attractive growth potential. Telecommunications providers Mobile Telesystems in Russia and PT Telekomunikasi in Indonesia (0.7% and 0.2% of net assets, respectively) provided the fund with favorable performance.

Two significant sectors that detracted from performance during the period were media and insurance. American International Group (AIG), a leading international insurance and financial services company (0.9% of net assets), delivered poor earnings due to concerns about the complexity of its balance sheet and accelerating premium prices. In addition, AIG's aircraft leasing business was hurt by the war with Iraq. In the media sector, geopolitical concerns and a decline in first-quarter advertising contributed to weaker-than-expected results.

Going forward, we anticipate a pick-up in business spending as a weaker dollar helps strengthen exports. Given current economic conditions and our expectations, we believe shifting the fund's focus from the consumer to the industrial sector may be warranted. We have already begun reallocating assets away from consumer industries, such as retail, and repositioning the fund to benefit from expected increases in capital spending. Finally, our commitment to emerging markets remains a key strategy moving forward. We remain optimistic about prospective returns from our investments in Russian and Indonesian telecommunications companies, the food and beverage business in Mexico and China and the oil refinery market in China.

In our opinion, compelling valuations and low interest rates provide an attractive environment for stocks going forward. We plan to continue using bottom-up research to uncover companies that may benefit from the modest economic growth we anticipate later this year.

The fund's top ten holdings (as a percentage of net assets) as of April 30, 2003 were:

HOLDING                                                 (%)
3M                                                      1.6
American International Group                            0.9
eBay                                                    0.9
International Business Machines                         0.9
Microsoft                                               0.8
Gillette                                                0.8
Eli Lilly                                               0.8
Pfizer                                                  0.8
Coca-Cola                                               0.8
SAP AG                                                  0.8

We appreciate your continued confidence in the CMG Strategic Equity Fund.

The Columbia Investment Team
April 30, 2003

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE INVESTMENT RESULTS. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale.

An investment in CMG Strategic Equity Fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

Holdings are disclosed as of April 30, 2003, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their breakdown within the portfolio may change as market conditions change.

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

             CMG STRATEGIC EQUITY FUND   S&P 500 INDEX
 10/9/2001         $      10,000         $      10,000
10/31/2001         $      10,100         $      10,191
11/30/2001         $      11,040         $      10,973
12/31/2001         $      11,386         $      11,069
 1/31/2002         $      11,315         $      10,908
 2/28/2002         $      11,295         $      10,697
 3/31/2002         $      11,956         $      11,099
 4/30/2002         $      11,816         $      10,427
 5/31/2002         $      11,836         $      10,351
 6/30/2002         $      11,286         $       9,614
 7/31/2002         $      10,494         $       8,865
 8/31/2002         $      10,565         $       8,922
 9/30/2002         $       9,633         $       7,953
10/31/2002         $      10,154         $       8,652
11/30/2002         $      11,025         $       9,161
12/31/2002         $      10,357         $       8,623
 1/31/2003         $      10,105         $       8,398
 2/28/2003         $       9,954         $       8,272
 3/31/2003         $       9,924         $       8,353
 4/30/2003         $      10,800         $       9,040

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2003 (%)

                                               6-MONTH
                                  INCEPTION  (CUMULATIVE)  1-YEAR    LIFE
CMG Strategic Equity Fund          10/09/01      6.37       -8.60    5.07
S&P 500 Index                                    4.47      -13.30   -6.18

AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2003 (%)

                                               6-MONTH
                                  INCEPTION  (CUMULATIVE)  1-YEAR    LIFE
CMG Strategic Equity Fund          10/09/01      3.02      -17.00   -0.52
S&P 500 Index                                    5.01      -24.75  -11.32

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distribution. Total return performance is illustrated for the periods ended April 30, 2003 and March 31, 2003.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Unlike the fund, indices are not investments, do not incur fees and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from September 30, 2001.

Performance results reflect any waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                                 (UNAUDITED)
                                                                 SIX MONTHS
                                                                    ENDED         YEAR ENDED      PERIOD ENDED
                                                                  APRIL 30,       OCTOBER 31,      OCTOBER 31,
                                                                    2003             2002           2001 (a)
                                                                 -----------      -----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $     10.14      $     10.10      $     10.00
                                                                 -----------      -----------     ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                0.07(b)          0.11(b)          0.00(c)
   Net realized and unrealized gain (loss) on investments
    and foreign currency                                                0.57            (0.05)            0.10
                                                                 -----------      -----------     ------------
      Total from investment operations                                  0.64             0.06             0.10
                                                                 -----------      -----------     ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                                          (0.06)           (0.02)               -
                                                                 -----------      -----------     ------------

NET ASSET VALUE, END OF PERIOD                                   $     10.72      $     10.14      $     10.10
                                                                 ===========      ===========      ===========

Total return (d)(i)                                                     6.37%(e)         0.53%            1.00%(e)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                $   326,572      $   188,179      $    36,942
Ratio of net expenses to average net assets (f)(g)                      0.40%(h)         0.40%            0.40%(h)
Ratio of total expenses to average net assets (f)(g)                    0.45%(h)         0.47%            1.20%(h)
Ratio of net investment income to average net assets (g)                1.28%(h)         1.01%            0.04%(h)
Portfolio turnover rate                                                   55%(e)          172%              14%(e)

(a) The Fund commenced investment operations on October 9, 2001. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The investment advisor has contractually agreed, through October 31, 2004, to reimburse ordinary expenses of the Fund, to the extent that these expenses, together with the advisory fee, exceed 0.40% of the Fund's average daily net assets.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.
(i)  Total return at net asset value assuming all distributions reinvested.

                 See Accompanying Notes to Financial Statements.

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

April 30, 2003 (Unaudited)

                                                                   SHARES           VALUE
                                                               --------------   --------------
Common Stocks (89.8%)
Consumer Discretionary (13.0%)
   Auto Components (0.9%)
      Modine Manufacturing Co.                                         57,350   $    1,158,470
      Nokian Renkaat Oyj                                               38,000        1,572,049
                                                                                --------------
                                                                                     2,730,519
                                                                                --------------
   Hotels, Restaurants & Leisure (0.8%)
      Carnival Corp.                                                   50,000        1,379,500
      Starwood Hotels & Resorts Worldwide, Inc.                        50,000        1,342,000
                                                                                --------------
                                                                                     2,721,500
                                                                                --------------
   Household Durables (1.0%)
      Ekornes ASA                                                      95,000        1,276,982
      Newell Rubbermaid, Inc.                                          40,000        1,219,200
      Pioneer Corp.                                                    45,000          891,000
                                                                                --------------
                                                                                     3,387,182
                                                                                --------------
   Internet & Catalog Retail (0.9%)
      eBay, Inc. (a)                                                   32,500        3,015,025
                                                                                --------------
   Media (5.8%)
      AOL Time Warner, Inc. (a)                                       150,815        2,063,149
      Belo Corp., Class A                                              30,000          675,300
      Clear Channel Communications, Inc. (a)                           50,000        1,955,500
      Emmis Communications Corp., Class A (a)                          20,000          379,400
      Entravision Communications Corp. (a)                            100,000          761,000
      General Motors Corp., Class H (a)                               100,000        1,180,000
      Grupo Televisa SA, ADR (a)                                       48,000        1,456,320
      Liberty Corp.                                                    10,000          441,700
      Liberty Media Corp. (a)                                         125,000        1,375,000
      Media General, Inc., Class A                                     40,000        2,198,400
      Metro-Goldwyn-Mayer, Inc. (a)                                    50,000          557,500
      Pixar, Inc. (a)                                                  37,500        2,189,625
      Pulitzer, Inc.                                                   30,000        1,398,900
      Viacom, Inc., Class B (a)                                        20,310          881,657
      Walt Disney Co.                                                  30,000          559,800
      XM Satellite Radio Holdings, Inc. (a)                           100,000          967,000
                                                                                --------------
                                                                                    19,040,251
                                                                                --------------
   Multi-Line Retail (1.1%)
      Dillard's, Inc., Class A                                         37,500          524,250
      Dollar General Corp.                                             62,500          908,750
      Stockmann Oyj ABP, Class B                                       50,000          799,442
      Target Corp.                                                     40,000        1,337,600
                                                                                --------------
                                                                                     3,570,042
                                                                                --------------
   Specialty Retail (2.0%)
      Borders Group, Inc. (a)                                          40,000          640,000
      Carmax, Inc. (a)                                                 80,996        1,713,065
      Friedman's, Inc., Class A                                        75,000          862,500
      Home Depot, Inc.                                                 60,610        1,704,959
      Lowe's Companies, Inc.                                           20,000          877,800

                 See Accompanying Notes to Financial Statements.

                                                                   SHARES           VALUE
                                                               --------------   --------------
Common Stocks (continued)
   Specialty Retail (continued)
      Talbots, Inc.                                                    21,200   $      607,380
                                                                                --------------
                                                                                     6,405,704
                                                                                --------------
   Textiles, Apparel & Luxury Goods (0.5%)
      Nike, Inc.                                                       30,000        1,605,900
                                                                                --------------

Consumer Staples (6.2%)
   Beverages (2.0%)
      Coca-Cola Co.                                                    62,500        2,525,000
      Coca-Cola Femsa SA de CV                                         60,000        1,275,000
      Coca-Cola Hellenic Bottling Co. SA                               50,000          732,356
      Companhia de Bebidas das Americas                                50,000          994,500
      Harbin Brewery Group Ltd. (a)                                 1,000,000          301,319
      Pepsi Bottling Group, Inc.                                       25,000          513,500
                                                                                --------------
                                                                                     6,341,675
                                                                                --------------
   Food & Drug Retailing (0.8%)
      Longs Drug Stores Corp.                                          50,000          774,500
      United Natural Foods, Inc. (a)                                   40,000        1,167,600
      Walgreen Co.                                                     25,000          771,500
                                                                                --------------
                                                                                     2,713,600
                                                                                --------------
   Food Products (2.0%)
      Archer-Daniels-Midland Co.                                       75,000          831,000
      Campbell Soup Co.                                                20,000          440,600
      Hain Celestial Group, Inc. (a)                                   50,000          863,000
      Kellogg Co.                                                      37,500        1,227,750
      People's Food Holdings Ltd.                                     500,000          248,020
      Tootsie Roll Industries, Inc.                                    25,000          724,500
      Tyson Foods, Inc.                                                62,500          601,875
      Unilever NV, NY Shares                                           20,000        1,259,400
      Wimm-Bill-Dann Foods OJSC, ADR (a)                               20,000          367,000
                                                                                --------------
                                                                                     6,563,145
                                                                                --------------
   Personal Products (1.4%)
      Estee Lauder Companies, Inc., Class A                            62,500        2,031,250
      Gillette Co.                                                     88,050        2,681,123
                                                                                --------------
                                                                                     4,712,373
                                                                                --------------

Energy (6.9%)
   Energy Equipment & Services (3.1%)
      Core Laboratories NV (a)                                         55,000          550,000
      FMC Technologies, Inc. (a)                                       37,500          705,750
      GlobalSantaFe Corp.                                              45,275          958,019
      Grant Prideco, Inc. (a)                                          60,000          684,600
      Halliburton Co.                                                 115,500        2,472,855
      Maverick Tube Corp. (a)                                          50,000          889,500
      Schlumberger Ltd.                                                50,000        2,096,500
      Transocean, Inc. (a)                                             50,000          952,500

                 See Accompanying Notes to Financial Statements.

                                                                   SHARES           VALUE
                                                               --------------   --------------
Common Stocks (continued)
   Energy Equipment & Services (continued)
      Universal Compression Holdings, Inc. (a)                         36,800   $      667,552
      Willbros Group, Inc. (a)                                         30,000          249,000
                                                                                --------------
                                                                                    10,226,276
                                                                                --------------
   Oil & Gas (3.8%)
      Anadarko Petroleum Corp.                                         37,500        1,665,000
      BP PLC, ADR                                                      42,500        1,637,950
      China Petroleum and Chemical Corp.                               50,000          993,500
      Cimarex Energy Co. (a)                                           50,000          985,000
      ConocoPhillips                                                   37,500        1,886,250
      Devon Energy Corp.                                               16,560          782,460
      Petroleo Brasileiro SA, ADR                                      50,000          927,500
      Premcor, Inc. (a)                                                40,000          891,600
      Stelmar Shipping Ltd. (a)                                        36,500          553,705
      Valero Energy Corp.                                              30,000        1,102,500
      Yukos, ADR (a)                                                    5,000          875,000
                                                                                --------------
                                                                                    12,300,465
                                                                                --------------

Financials (11.2%)
   Banks (2.8%)
      Bank One Corp.                                                   44,170        1,592,329
      Columbia Banking Systems, Inc.                                   50,000          771,000
      Fifth Third Bancorp                                              35,150        1,732,544
      KeyCorp                                                          40,000          964,400
      PNC Financial Services Group                                     23,400        1,027,260
      U.S. Bancorp                                                     50,000        1,107,500
      Wachovia Corp.                                                   50,100        1,914,321
                                                                                --------------
                                                                                     9,109,354
                                                                                --------------
   Diversified Financials (4.1%)
      American Express Co.                                             37,150        1,406,499
      Bank of New York Co., Inc.                                       50,000        1,322,500
      Charles Schwab Corp.                                            100,000          863,000
      Citigroup, Inc.                                                  41,210        1,617,493
      Countrywide Financial Corp.                                      17,500        1,183,000
      Freddie Mac                                                      20,000        1,158,000
      J.P. Morgan Chase & Co.                                          83,900        2,462,465
      Mellon Financial Corp.                                           30,000          793,500
      Merrill Lynch & Co., Inc.                                        30,000        1,231,500
      Morgan Stanley                                                   30,000        1,342,500
                                                                                --------------
                                                                                    13,380,457
                                                                                --------------
   Insurance (4.0%)
      Allstate Corp.                                                   30,000        1,133,700
      American International Group, Inc.                               52,724        3,055,356
      AON Corp.                                                        47,500        1,052,600
      Berkshire Hathaway, Inc., Class B (a)                               500        1,166,000
      Chubb Corp.                                                      22,500        1,190,025
      Hartford Financial Services Group, Inc.                          30,000        1,222,800
      Jefferson-Pilot Corp.                                            20,000          801,800
      John Hancock Financial Services, Inc.                            41,800        1,213,036

                 See Accompanying Notes to Financial Statements.

                                                                   SHARES           VALUE
                                                               --------------   --------------
Common Stocks (continued)
   Insurance (continued)
      Lincoln National Corp.                                           20,000   $      639,200
      MGIC Investment Corp.                                            20,000          909,200
      St. Paul Companies, Inc.                                         20,000          686,800
                                                                                --------------
                                                                                    13,070,517
                                                                                --------------
   Real Estate (0.3%)
      Crescent Real Estate Equities Co.                                26,500          375,770
      Post Properties, Inc.                                            30,000          772,800
                                                                                --------------
                                                                                     1,148,570
                                                                                --------------

Health Care (13.1%)
   Biotechnology (2.2%)
      Alkermes, Inc. (a)                                               30,000          299,400
      Amgen, Inc. (a)                                                  40,000        2,452,400
      Biogen, Inc. (a)                                                 40,000        1,519,600
      CuraGen Corp. (a)                                                50,000          233,000
      MedImmune, Inc. (a)                                              50,000        1,763,500
      Millennium Pharmaceuticals, Inc. (a)                             87,500          962,500
                                                                                --------------
                                                                                     7,230,400
                                                                                --------------
   Health Care Equipment & Supplies (2.4%)
      Applera Corp. -- Applied Biosystems Group                        75,000        1,314,750
      Bausch & Lomb, Inc.                                              30,000        1,054,800
      Baxter International, Inc.                                       20,000          460,000
      Boston Scientific Corp. (a)                                      20,000          861,000
      Guidant Corp. (a)                                                10,000          389,900
      Kyphon, Inc. (a)                                                 50,000          472,000
      Medtronic, Inc.                                                  30,680        1,464,663
      Millipore Corp. (a)                                              50,000        1,707,500
                                                                                --------------
                                                                                     7,724,613
                                                                                --------------
   Health Care Providers & Services (2.4%)
      AmerisourceBergen Corp.                                          25,000        1,446,250
      IDX Systems Corp. (a)                                            50,000          733,500
      Laboratory Corporation of America Holdings (a)                   50,000        1,473,000
      McKesson Corp.                                                   52,700        1,461,898
      Option Care, Inc. (a)                                           100,000          933,000
      UnitedHealth Group, Inc.                                         17,500        1,612,275
                                                                                --------------
                                                                                     7,659,923
                                                                                --------------
   Pharmaceuticals (6.1%)
      Abbott Laboratories                                              37,500        1,523,625
      Bristol-Myers Squibb Co.                                         80,037        2,044,145
      Elan Corp. PLC, ADR (a)                                         100,000          338,000
      Eli Lilly & Co.                                                  40,000        2,552,800
      Gedeon Richter Rt.                                               25,000        1,819,215
      Mylan Laboratories, Inc.                                         57,500        1,625,525
      Novartis AG, ADR                                                 50,000        1,974,000
      Pfizer, Inc.                                                     82,760        2,544,870
      Schering AG                                                      30,000        1,337,700
      Schering-Plough Corp., ADR                                       70,000        1,267,000

                 See Accompanying Notes to Financial Statements.

                                                                   SHARES           VALUE
                                                               --------------   --------------
Common Stocks (continued)
   Pharmaceuticals (continued)
      Sepracor, Inc. (a)                                               50,000   $      957,500
      Shire Pharmaceuticals PLC, ADR (a)                               30,000          597,000
      Wyeth                                                            32,900        1,432,137
                                                                                --------------
                                                                                    20,013,517
                                                                                --------------

Industrials (14.3%)
   Aerospace & Defense (1.4%)
      General Dynamics Corp.                                           10,000          620,700
      Honeywell International, Inc.                                    30,000          708,000
      Lockheed Martin Corp.                                            27,500        1,376,375
      Precision Castparts Corp.                                        30,000          830,700
      Raytheon Co.                                                     32,500          972,725
                                                                                --------------
                                                                                     4,508,500
                                                                                --------------
   Air Freight & Logistics (0.6%)
      FedEx Corp.                                                      20,000        1,197,600
      Ryder System, Inc.                                               30,000          751,197
                                                                                --------------
                                                                                     1,948,797
                                                                                --------------
   Airlines (0.6%)
      Alaska Air Group, Inc. (a)                                       40,000          713,200
      Continental Airlines, Inc., Class B (a)                         125,000        1,140,000
                                                                                --------------
                                                                                     1,853,200
                                                                                --------------
   Commercial Services & Supplies (1.9%)
      Cendant Corp. (a)                                               137,500        1,963,500
      Central Parking Corp.                                            20,000          200,000
      Cintas Corp.                                                     20,000          718,000
      G & K Services, Inc., Class A                                    30,000          819,900
      Ionics, Inc. (a)                                                 50,000          950,000
      Waste Management, Inc.                                           75,000        1,629,000
                                                                                --------------
                                                                                     6,280,400
                                                                                --------------
   Construction & Engineering (0.6%)
      Fluor Corp.                                                      40,000        1,382,800
      Insituform Technologies, Inc. (a)                                40,000          638,000
                                                                                --------------
                                                                                     2,020,800
                                                                                --------------
   Electrical Equipment (0.9%)
      Cooper Industries Ltd., Class A                                  40,000        1,484,000
      Emerson Electric Co.                                             30,000        1,521,000
                                                                                --------------
                                                                                     3,005,000
                                                                                --------------
   Industrial Conglomerates (3.4%)
      3M Co.                                                           42,500        5,356,700
      General Electric Co.                                             77,500        2,282,375
      Siemens AG, ADR                                                  30,000        1,497,000
      Textron, Inc.                                                    67,500        1,990,575
                                                                                --------------
                                                                                    11,126,650
                                                                                --------------
   Machinery (4.0%)
      Caterpillar, Inc.                                                47,500        2,498,500
      Deere & Co.                                                      42,500        1,871,275

                 See Accompanying Notes to Financial Statements.

                                                                   SHARES           VALUE
                                                               --------------   --------------
Common Stocks (continued)
   Machinery (continued)
      Eaton Corp.                                                      30,000   $    2,462,100
      Flowserve Corp. (a)                                              67,500        1,042,200
      Joy Global, Inc. (a)                                             50,000          618,500
      Kaydon Corp.                                                     40,000          892,000
      Navistar International Corp. (a)                                 40,000        1,116,000
      Pall Corp.                                                       51,800        1,094,016
      Timken Co.                                                       50,000          885,000
      Trinity Industries, Inc.                                         40,000          662,000
                                                                                --------------
                                                                                    13,141,591
                                                                                --------------
   Marine (0.2%)
      Finnlines Oyj                                                    25,000          550,664
                                                                                --------------
   Road & Rail (0.2%)
      Kansas City Southern (a)                                         50,000          553,500
                                                                                --------------
   Trading Companies & Distributors (0.5%)
      Fastenal Co.                                                     30,000        1,037,700
      Genuine Parts Co.                                                20,000          639,400
                                                                                --------------
                                                                                     1,677,100
                                                                                --------------

Information Technology (13.8%)
   Communications Equipment (1.9%)
      Cisco Systems, Inc. (a)                                         102,180        1,536,787
      Comverse Technology, Inc. (a)                                   112,500        1,470,375
      Motorola, Inc.                                                   51,400          406,574
      Research In Motion Ltd. (a)                                     100,000        1,563,000
      Telefonaktiebolaget LM Ericsson, ADR                             70,000          634,200
      Tellabs, Inc. (a)                                               125,000          772,500
                                                                                --------------
                                                                                     6,383,436
                                                                                --------------
   Computers & Peripherals (1.7%)
      EMC Corp. (a)                                                   112,950        1,026,716
      International Business Machines Corp.                            35,000        2,971,500
      Sandisk Corp. (a)                                                50,000        1,210,000
      Sun Microsystems, Inc. (a)                                      150,000          495,000
                                                                                --------------
                                                                                     5,703,216
                                                                                --------------
   Electronic Equipment & Instruments (1.2%)
      Celestica, Inc. (a)                                              50,000          578,000
      Flextronics International Ltd. (a)                              115,000        1,006,250
      Methode Electronics, Inc., Class A                               87,500          918,750
      Plexus Corp. (a)                                                 50,000          509,000
      Symbol Technologies, Inc.                                        75,000          819,750
                                                                                --------------
                                                                                     3,831,750
                                                                                --------------
   Information Technology Consulting & Services (0.7%)
      Concord EFS, Inc. (a)                                            50,000          691,500
      Convergys Corp. (a)                                              42,350          686,917
      Infosys Technologies Ltd.                                        20,000          822,000
                                                                                --------------
                                                                                     2,200,417
                                                                                --------------

                 See Accompanying Notes to Financial Statements.

                                                                   SHARES           VALUE
                                                               --------------   --------------
Common Stocks (continued)
   Internet Software & Services (0.6%)
      Yahoo, Inc. (a)                                                  72,500   $    1,796,550
                                                                                --------------
   Office Electronics (0.5%)
      Canon, Inc., ADR                                                 40,000        1,604,400
                                                                                --------------
   Semiconductor Equipment & Products (3.3%)
      Advantest Corp., ADR                                             70,000          581,700
      Altera Corp. (a)                                                 40,000          632,400
      Analog Devices, Inc. (a)                                         40,000        1,324,800
      Atmel Corp. (a)                                                  75,000          138,000
      FEI Co. (a)                                                      60,000        1,097,400
      Intel Corp.                                                      53,050          976,120
      Micron Technology, Inc. (a)                                      75,575          642,388
      Mykrolis Corp. (a)                                               81,000          649,620
      Samsung Electronics Co. Ltd., GDR                                10,000        1,250,000
      Taiwan Semiconductor Manufacturing Co. Ltd., ADR (a)            122,500        1,025,325
      Teradyne, Inc. (a)                                               75,000          870,000
      Texas Instruments, Inc.                                          94,650        1,750,078
                                                                                --------------
                                                                                    10,937,831
                                                                                --------------
   Software (3.9%)
      Activision, Inc. (a)                                             62,500          956,250
      Adobe Systems, Inc.                                              30,000        1,036,800
      Autodesk, Inc.                                                  100,000        1,556,000
      BEA Systems, Inc. (a)                                           100,000        1,071,000
      Jack Henry & Associates, Inc.                                    40,000          521,200
      Intuit, Inc. (a)                                                 25,000          969,500
      Microsoft Corp.                                                 106,220        2,716,045
      Network Associates, Inc. (a)                                     40,000          457,200
      Oracle Corp. (a)                                                 60,000          712,800
      Parametric Technology Corp. (a)                                  75,000          247,500
      SAP AG, ADR                                                      98,150        2,503,806
                                                                                --------------
                                                                                    12,748,101
                                                                                --------------

Materials (7.4%)
   Chemicals (2.8%)
      A. Schulman, Inc.                                                75,000        1,226,925
      Dow Chemical Co.                                                 50,000        1,632,000
      H.B. Fuller Co.                                                  50,000        1,226,500
      IMC Global, Inc.                                                 51,800          469,308
      Olin Corp.                                                       40,000          724,800
      Potash Corporation of Saskatchewan, Inc.                         35,000        2,154,250
      Rohm and Haas Co.                                                40,000        1,324,400
      Syngenta AG, ADR                                                 30,000          307,500
                                                                                --------------
                                                                                     9,065,683
                                                                                --------------
   Containers & Packaging (1.0%)
      Huhtamaki Oyj                                                    40,000          427,114
      Smurfit-Stone Container Corp. (a)                                50,000          703,500

                 See Accompanying Notes to Financial Statements.

                                                                   SHARES           VALUE
                                                               --------------   --------------
Common Stocks (continued)
   Containers & Packaging (continued)
      Temple-Inland, Inc.                                              50,000   $    2,265,000
                                                                                --------------
                                                                                     3,395,614
                                                                                --------------
   Metals & Mining (1.3%)
      Barrick Gold Corp.                                               67,500        1,009,125
      Consol Energy, Inc.                                             107,500        1,849,000
      Inco Ltd. (a)                                                    57,500        1,056,850
      Newmont Mining Corp.                                             12,500          337,750
                                                                                --------------
                                                                                     4,252,725
                                                                                --------------
   Paper & Forest Products (2.3%)
      Abitibi-Consolidated, Inc.                                       50,000          350,000
      Georgia-Pacific Corp.                                           100,000        1,544,000
      International Paper Co.                                          40,250        1,438,938
      MeadWestVaco Corp.                                               50,000        1,179,500
      Norske Skogindustrier ASA                                        27,300          374,772
      Pope & Talbot, Inc.                                              40,000          531,600
      Votorantim Celulose e Papel SA, ADR (a)                          62,800        1,193,200
      Weyerhaeuser Co.                                                 15,000          743,850
                                                                                --------------
                                                                                     7,355,860
                                                                                --------------

Telecommunication Services (2.4%)
   Diversified Telecommunication Services (1.3%)
      AT&T Corp.                                                       65,660        1,119,503
      BellSouth Corp.                                                  30,000          764,700
      PT Telekomunikasi Indonesia, ADR                                 83,000          768,580
      SBC Communications, Inc.                                         72,500        1,693,600
                                                                                --------------
                                                                                     4,346,383
                                                                                --------------
   Wireless Telecommunication Services (1.1%)
      AT&T Wireless Services, Inc. (a)                                100,000          646,000
      Mobile Telesystems, ADR (a)                                      45,000        2,160,000
      Vodafone Group PLC                                               30,000          592,800
                                                                                --------------
                                                                                     3,398,800
                                                                                --------------

Utilities (1.5%)
   Electric Utilities (0.5%)
      DPL, Inc.                                                        35,400          489,936
      TECO Energy, Inc.                                               100,000        1,079,000
                                                                                --------------
                                                                                     1,568,936
                                                                                --------------
   Multi-Utilities & Unregulated Power (1.0%)
      Calpine Corp. (a)                                               100,000          537,000
      Duke Energy Corp.                                                42,500          747,575
      El Paso Corp.                                                    75,000          562,500
      Westar Energy, Inc.                                              57,000          801,420
      Williams Companies, Inc.                                        100,000          695,000
                                                                                --------------
                                                                                     3,343,495
                                                                                --------------
      Total Common Stocks
      (Cost of $274,193,468)                                                       293,270,407
                                                                                --------------

                 See Accompanying Notes to Financial Statements.

                                                                      SHARES           VALUE
                                                                  --------------   --------------
Preferred Stock (0.4%)

Consumer Discretionary (0.4%)
   Media (0.4%)
      News Corp. Ltd., ADR
      (Cost of $1,127,258)                                                50,000   $    1,173,000
                                                                                   --------------

Investment Management Company (0.2%)
      iShares MSCI Japan Index Fund (a)
      (Cost of $708,000)                                                 100,000          641,000
                                                                                   --------------

                                                                       PAR
                                                                  --------------
Short-Term Obligation (10.7%)
      Repurchase agreement with State Street Bank & Trust Co.,
        dated 04/30/03, due 05/01/03 at 1.180%, collateralized
        by a U.S. Treasury Bill maturing 05/08/03, market value
        of $35,781,303 (repurchase proceeds $35,080,150)
        (Cost of $35,079,000)                                     $   35,079,000       35,079,000
                                                                                   --------------

      Total Investments (101.1%)
         (Cost of $311,107,726) (b)                                                   330,163,407
                                                                                   --------------

      Other Assets & Liabilities, Net (-1.1)%                                          (3,591,777)
                                                                                   --------------

      Net Assets (100.0%)                                                          $  326,571,630
                                                                                   ==============

   Notes to Schedule of Investments:
   (a)  Non-income producing.
   (b) Cost for both financial statement and federal income tax purposes is the same.

                        ACRONYM                     NAME
                       ---------       -----------------------------
                          ADR           American Depositary Receipt
                          GDR            Global Depositary Receipt

                 See Accompanying Notes to Financial Statements.

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                       STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)

ASSETS:
  Investments at identified cost (including repurchase agreement)                  $  311,107,726
                                                                                   --------------
  Investments at value                                                             $  295,084,407
  Repurchase agreement                                                                 35,079,000
  Cash                                                                                  1,129,704
  Cash denominated in foreign currencies (cost $19,675)                                    19,910
  Receivable for:
    Investments sold                                                                    3,423,176
    Capital stock sold                                                                     23,576
    Dividends                                                                             349,608
    Interest                                                                                1,150
    Foreign tax reclaims                                                                    3,092
  Expense reimbursement due from investment advisor                                        63,023
  Other assets                                                                              5,093
                                                                                   --------------
  Total assets                                                                        335,181,739
                                                                                   --------------
LIABILITIES:
  Payable for:
    Investments purchased                                                               8,466,518
    Capital stock repurchased                                                              24,054
    Investment management fee                                                             105,234
    Audit fee                                                                              12,106
    Transfer agent fee                                                                      2,150
    Trustees' fee                                                                              47
                                                                                   --------------
  Total liabilities                                                                     8,610,109
                                                                                   --------------
NET ASSETS                                                                         $  326,571,630
                                                                                   ==============
NET ASSETS consist of:
  Paid-in capital                                                                  $  321,918,437
  Undistributed net investment income                                                   1,203,405
  Accumulated net realized loss                                                       (15,606,193)
  Net unrealized appreciation on:
   Investments                                                                         19,055,681
   Foreign currency                                                                           300
                                                                                   --------------
NET ASSETS                                                                         $  326,571,630
                                                                                   ==============
Shares of capital stock outstanding                                                    30,470,432
                                                                                   ==============
Net asset value, offering and redemption price per share                           $        10.72
                                                                                   ==============

                 See Accompanying Notes to Financial Statements

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                             STATEMENT OF OPERATIONS

For the Six Months Ended April 30, 2003 (Unaudited)

NET INVESTMENT INCOME:
  Income:
     Dividends                                                                     $    2,060,248
     Interest                                                                             168,729
     Foreign withholding tax                                                              (58,330)
                                                                                   --------------
        Total income                                                                    2,170,647
                                                                                   --------------

  Expenses:
     Investment management fee                                                            514,128
     Custody fee                                                                           17,850
     Transfer agent fee                                                                     9,000
     Trustees' fee                                                                          1,148
     Other expenses                                                                        35,780
                                                                                   --------------
        Total expenses                                                                    577,906
     Expense reimbursement by investment advisor                                          (63,023)
     Custody earnings credit                                                                 (755)
                                                                                   --------------
        Net expenses                                                                      514,128
                                                                                   --------------
  Net investment income                                                                 1,656,519
                                                                                   --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain (loss) on:
     Investments                                                                       (6,323,062)
     Foreign currency transactions                                                          1,990
                                                                                   --------------
        Net realized loss                                                              (6,321,072)
                                                                                   --------------
  Net change in unrealized appreciation/depreciation on:
     Investments                                                                       21,946,399
     Foreign currency translations                                                            300
                                                                                   --------------
        Net change in unrealized appreciation/depreciation                             21,946,699
                                                                                   --------------
  Net gain                                                                             15,625,627
                                                                                   --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                         $   17,282,146
                                                                                   --------------

                 See Accompanying Notes to Financial Statements

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                    (UNAUDITED)
                                                                                     SIX MONTHS
                                                                                        ENDED          YEAR ENDED
                                                                                   APRIL 30, 2003   OCTOBER 31, 2002
                                                                                   --------------   ----------------
Operations:
  Net investment income                                                            $    1,656,519    $    1,070,922
  Net realized loss on investments and foreign currency transactions                   (6,321,072)       (9,099,006)
  Net change in unrealized appreciation/depreciation on investments and foreign
    currency translations                                                              21,946,699        (3,343,013)
                                                                                   --------------   ----------------
  Net increase (decrease) from operations                                              17,282,146       (11,371,097)

Distributions declared to shareholders:
  From net investment income                                                           (1,463,038)          (63,470)

Net capital share transactions                                                        122,573,376       162,672,129
                                                                                   --------------   ----------------

Net increase in net assets                                                            138,392,484       151,237,562

NET ASSETS:
Beginning of period                                                                   188,179,146        36,941,584
                                                                                   --------------   ----------------
End of period                                                                      $  326,571,630    $  188,179,146
                                                                                   ==============   ================
Undistributed net investment income                                                $    1,203,405    $    1,009,924
                                                                                   ==============   ================

                 See Accompanying Notes to Financial Statements

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                          NOTES TO FINANCIAL STATEMENTS

April 30, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES:

CMG Strategic Equity Fund (formerly CMC Strategic Equity Fund) (the "Fund") is a portfolio of CMG Fund Trust (formerly CMC Fund Trust) (the "Trust"), an open-end diversified investment company registered under the Investment Company Act of 1940, as amended. The Trust has established seven other portfolios, CMG Small Cap Fund, CMG Small/Mid Cap Fund, CMG International Stock Fund, CMG Fixed Income Securities Fund, CMG High Yield Fund, CMG International Bond Fund, and CMG Short Term Bond Fund, which are not included in these financial statements. The CMG International Bond Fund is not yet operational. Each portfolio issues a separate series of the Trust's shares and maintains a separate investment portfolio. Following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Fund in the preparation of its financial statements.

INVESTMENT VALUATION. Portfolio securities are valued daily based on the last sales prices reported by the principal securities exchanges on which the investments are traded or, in the absence of recorded sales, at the closing bid prices on such exchanges or over-the-counter markets. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost, which approximates market value. Investment securities for which market quotations are not readily available will be valued at fair market value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing repurchase agreements. The Fund's investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

INVESTMENT TRANSACTIONS. Investment transactions are accounted for as of the date the investments are purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Securities purchased on a when-issued or forward-delivery basis may settle a month or more after trade date; interest income is not accrued until settlement date. It is the Fund's policy to segregate liquid assets with a current value at least equal to the amount of its when-issued purchase commitments until settlement date.

INVESTMENT INCOME AND EXPENSES. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis and each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses incurred on behalf of the Trust and its underlying portfolios.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities of the Fund are translated into U.S. dollars at the daily rates of exchange on the valuation date. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices on investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

USE OF ESTIMATES. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income are declared and paid annually. Distributions from any net realized gains are generally declared and paid annually. Additional distributions of net investment income and capital gains for the Fund may be made at the discretion of the Board of Trustees in accordance with the requirements of the Internal Revenue Code. Distributions to shareholders are recorded on the ex-date.

FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable net investment income and net realized gains to its shareholders in a manner that results in no tax to the Fund. Therefore, no federal income or excise tax provision is required.

2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES:

Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation ("Fleet") is the investment advisor of the Fund.

On April 1, 2003, Colonial Management Associates, Inc. ("Colonial"), the previous administrator to the Fund, merged into Columbia. At the time of the merger, Columbia assumed the obligations of Colonial with respect to the Fund. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund to Columbia.

Investment management fees are paid monthly to Columbia by the Fund. The fees are based on an annual rate of 0.40% of the Fund's average daily net assets.

Columbia has contractually agreed, through October 31, 2004, to reimburse ordinary expenses (expenses incurred throughout the ordinary course of business) of the Fund, to the extent that these expenses together with the advisory fee, exceed 0.40% of the Fund's average daily net assets.

Trustees' fees and expenses are paid directly by the Fund to trustees having no affiliation with the Fund other than in their capacity as trustees. Other officers and trustees received no compensation from the Fund.

The transfer agent for the Fund is Liberty Funds Services, Inc. ("LFSI"), an indirect, wholly-owned subsidiary of Fleet. LFSI is compensated based on a per account fee or minimum of $1,500 per month.

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a Pricing, Bookkeeping and Fund Administration Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of these functions to State Street Bank and Trust Company ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement. The Fund is not charged a fee for these services.

OTHER. The Fund has an agreement with its custodian bank under which $755 of custody fees were reduced by balance credits for the six months ended April 30, 2003. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

3. FEDERAL INCOME TAX:

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following capital loss carryforwards, determined as of October 31, 2002, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                            YEAR OF     CAPITAL LOSS
                          EXPIRATION    CARRYFORWARD
                          ----------    ------------
                             2009       $    110,233
                             2010          7,127,177
                                        ------------
                                        $  7,237,410
                                        ============

4. INVESTMENT TRANSACTIONS:

For both financial statement and federal income tax purposes, net unrealized appreciation of investments at April 30, 2003 was $19,055,681, composed of gross appreciation of $29,032,696 and gross depreciation of $9,977,015.

For the six months ended April 30, 2003, purchases and sales of long-term securities, excluding U.S. Government securities, were $249,003,717 and $127,339,878, respectively.

5. CAPITAL STOCK ACTIVITY:

At April 30, 2003, the Fund had 100 million shares of no par value capital stock authorized. Transactions of capital shares were as follows:

                                                            SIX MONTHS
                                                               ENDED          YEAR ENDED
                                                          APRIL 30, 2003   OCTOBER 31, 2002
                                                          --------------   ----------------
SHARES:
  Shares sold                                                 12,912,919        15,932,938
  Shares issued for reinvestment of distributions                140,587             5,562
                                                          --------------   ----------------
                                                              13,053,506        15,938,500
  Less shares redeemed                                        (1,134,628)       (1,045,757)
                                                          --------------   ----------------
  Net increase                                                11,918,878        14,892,743
                                                          ==============   ================
AMOUNTS:
  Sales                                                   $  132,801,402    $  174,100,499
  Reinvestment of distributions                                1,438,209            63,245
                                                          --------------   ----------------
                                                             134,239,611       174,163,744
  Less redemptions                                           (11,666,235)      (11,491,615)
                                                          --------------   ----------------
  Net increase                                            $  122,573,376    $  162,672,129
                                                          ==============   ================

6. LINE OF CREDIT:

The Fund is a party to a $100,000,000 uncommitted line of credit that covers all the funds of the Trust together with the Columbia Funds, an affiliated group of funds managed by the investment advisor. The uncommitted line of credit expires on July 2, 2003. The Fund did not utilize the line of credit during the six months ended April 30, 2003.

                                 CMG FUND TRUST
                 1300 S.W. SIXTH AVENUE, PORTLAND, OREGON 97201


                                  - TRUSTEES -
                                 JAMES C. GEORGE
                               PATRICK J. SIMPSON
                              RICHARD L. WOOLWORTH
                                CHARLES R. NELSON


                             - INVESTMENT ADVISOR -
                       COLUMBIA MANAGEMENT ADVISORS, INC.
                             1300 S.W. SIXTH AVENUE
                             PORTLAND, OREGON 97201


                                - LEGAL COUNSEL -
                                 STOEL RIVES LLP
                        900 S.W. FIFTH AVENUE, SUITE 2300
                           PORTLAND, OREGON 97204-1268


                               - TRANSFER AGENT -
                          LIBERTY FUNDS SERVICES, INC.
                                  P.O. BOX 8081
                        BOSTON, MASSACHUSETTS 02266-8081


                                               941-03/990N-0503 (06/03) C-03/010


This information must be preceded or accompanied by a current prospectus. Please read it carefully before investing. The manager's views contained in this report are subject to change at any time, based on market and other considerations. Portfolio changes should not be considered recommendations for action by individual investors.

Fund distributed by Columbia Financial Center, Inc., 1301 SW Fifth Avenue, Portland, Oregon 97201

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable at this time.

ITEMS 5-6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable at this time.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer, based on their evaluation of the Registrant's disclosure controls and procedures as of June 20, 2003, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits under the Securities Exchange Act of 1934, as amended, is accumulated and communicated to the Registrant's management, including the Chief Executive Officer and Chief Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the registrant's internal controls or in other factors that could affect these controls subsequent to the date of our evaluation.

ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable at this time.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CSR 270.30a-2) in the exact form set forth below: Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) CMG Fund Trust
             -------------------------------------------------------------------

By (Signature and Title)*   /s/ Jeff B. Curtis
                          ------------------------------------------------------
                            Jeff B. Curtis, President

Date  June 24, 2003
     ---------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Jeff B. Curtis
                          ------------------------------------------------------
                           Jeff B. Curtis, President

Date  June 24, 2003
     ---------------------------------------------------------------------------

By (Signature and Title)* /s/ J. Kevin Connaughton
                          ------------------------------------------------------
                           J. Kevin Connaughton, Chief Financial Officer

Date  June 24, 2003
     ---------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.